--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------




                             Preliminary Termsheet

                                 [$57,700,000]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-2
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-2
                           Class 5-A-1 Certificates

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                           $57,700,000 (Approximate)
                   Morgan Stanley Mortgage Loan Trust 2006-2
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-2
                           Class 5-A-1 Certificates

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)

                            Transaction Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Principal           Initial           Initial
Offered                                                   Expected      Avg Life to       Window      Pass-Through     Subordination
Classes     Description                       Balance(2)  Ratings            Mty(1)      Mty (1)              Rate          Level(3)
====================================================================================================================================
1-A(4)      Senior/Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
2-A(4)      Senior/Floating Rate
------------------------------------------------------------------------------------------------------------------------------------
3-A(4)      Senior/Fixed Rate                                           Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
4-A(4)      Senior/Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
5-A-1       Senior/Floating Rate             $57,700,000  AAA / Aaa            1.50         1-39        5.320% (5)             5.05%
------------------------------------------------------------------------------------------------------------------------------------
5-A-2       Senior/Inverse Floating Rate     $57,700,000  AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
5-A-3       Senior                           $77,000,000  AAA / Aaa                          Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
5-A-4       Senior                           $15,000,000  AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
5-A-5(4)    Senior                            $4,919,000  AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
6-A(4)      Senior/Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
7-A         Senior/Net WAC
------------------------------------------------------------------------------------------------------------------------------------
A-R         Senior
------------------------------------------------------------------------------------------------------------------------------------
1-A-P       Senior/Principal Only
------------------------------------------------------------------------------------------------------------------------------------
1-A-X       Senior/Interest Only
------------------------------------------------------------------------------------------------------------------------------------
2-A-P       Senior/Principal Only
------------------------------------------------------------------------------------------------------------------------------------
2-A-X       Senior/Interest Only                                        Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
4-A-X       Senior/Interest Only
------------------------------------------------------------------------------------------------------------------------------------
6-A-X       Senior/Interest Only
------------------------------------------------------------------------------------------------------------------------------------
B-1         Subordinate
------------------------------------------------------------------------------------------------------------------------------------
B-2         Subordinate
------------------------------------------------------------------------------------------------------------------------------------
B-3         Subordinate
------------------------------------------------------------------------------------------------------------------------------------
B-4         Subordinate
------------------------------------------------------------------------------------------------------------------------------------
B-5         Subordinate
------------------------------------------------------------------------------------------------------------------------------------
B-6         Subordinate
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Notes:
------
(1)    Based on 100% of the prepayment assumption as described herein.
(2)    Bond sizes subject to a variance of plus or minus 5%.
(3) Subordination Levels are preliminary and subject to final Rating Agency approval and a variance of +/-1.50%
(4) This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.
(5) The Class 5-A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus 80 basis points, and (ii) 5.50%. On each Distribution Date, beginning on the second Distribution Date and until the Distribution Date in which the contract expires, on which LIBOR exceeds 4.70%, in addition to the interest distribution amount, the Class 5-A-1 Certificates will be entitled to receive the Yield Supplement Amount, as described herein.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------



Issuing Entity:                       Morgan Stanley Mortgage Loan Trust 2006-2

Depositor:                            Morgan Stanley Capital I Inc. The offered certificates will be issued under the depositor's registration statement (File No. 333-104283 with the Securities and Exchange Commission).

Sponsor:                              Morgan Stanley Mortgage Capital Inc.

Originators:                          Morgan Stanley Mortgage Capital Inc. is expected to be the originator for approximately
                                      38.94%, 53.52%, 75.08%, 79.29%, 59.32%, 59.76%, and 65.59% of Collateral Allocation Group 1,
                                      Collateral Allocation Group 2, Collateral Allocation Group 3, Collateral Allocation Group 4,
                                      Collateral Allocation Group 5, Collateral Allocation Group 6, and Collateral Allocation Group
                                      7 Mortgage Loans, respectively, by principal balance.

                                      Hemisphere National Bank is expected to be the originator for approximately 17.26% of
                                      Collateral Allocation Group 1 Mortgage Loans by principal balance.

                                      First National Bank of Nevada is expected to be the originator for approximately 11.55%,
                                      20.50%, 13.23%, 11.31% of the Collateral Allocation Group 1, Collateral Allocation Group 2,
                                      Collateral Allocation Group 5 and Collateral Allocation Group 6 Mortgage Loans by principal balance. See Exhibit 2.

                                      Mortgage IT, Inc. is expected to be the originator for approximately 16.10%, 15.98%, 21.94%,
                                      10.58%, 24.53%, 24.03%, 24.49% of the Collateral Allocation Group 1, Collateral Allocation
                                      Group 2, Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral Allocation
                                      Group 5, Collateral Allocation Group 6 and Collateral Allocation Group 7 Mortgage Loans by
                                      principal balance. See Exhibit 3.

                                      No other originator is expected to have originated more than 10% of the Mortgage Loans in any
                                      Collateral Allocation Group by principal balance.


Servicers:                            GMAC Mortgage Corporation is expected to be the initial servicer of 93.14% of the aggregate mortgage loans by principal balance. See Exhibit 4. No other servicer is expected to be the direct servicer for more than 10% of the mortgage loans by principal balance.

Servicing Fee:                        The Servicing Fee Rate is expected to be 0.250%. For its compensation the Master Servicer will receive reinvestment income on amounts on deposit for the period from between the Servicer
                                      Remittance Date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator, the Trustee and any Custodians ongoing (safekeeping and loan file release only) fees.

Servicer Remittance Date:             Generally, the 18th of the month in which the Distribution Date occurs.

Master Servicer / Securities          Wells Fargo Bank, National Association.  See Exhibit 5.
Administrator

Trustee:                              LaSalle Bank National Association.  See Exhibit 6.

Manager:                              Morgan Stanley (sole lead manager)

Rating Agencies:                      The Offered Certificates are expected to be rated by two out of the three major rating agencies; Standard & Poor's, Moody's Investors Service or Fitch.

Offered Certificates:                 The Class 5-A-1 Certificates.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                       4


--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Group 1 Senior Certificates:          The Class A-R, Class 1-A, Class 1-A-X, and Class 1-A-P Certificates

Group 2 Senior Certificates:          The Class 2-A Certificates.

Group 3 Senior Certificates:          The Class 3-A Certificates.

Group 4 Senior Certificates:          The Class 4-A and Class 4-A-X Certificates.

Group 5 Senior Certificates:          The Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4 and Class 5-A-5 Certificates.

Group 6 Senior Certificates:          The Class 6-A and Class 6-A-X Certificates.

Group 7 Senior Certificates:          The Class 7-A Certificates.

Senior Certificates:                  Collectively, the Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                      Certificates, Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior
                                      Certificates and Group 7 Senior Certificates or any classes of certificates resulting from the division of the Offered Certificates and having a distribution priority over the Subordinate
                                      Certificates.

Senior Certificate Group:             The Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates,
                                      Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior Certificates and
                                      Group 7 Senior Certificates.

Notional Certificates:                The Class 1-A-X, Class 2-A-X, Class 2-A, Class 4-A-X, Class 5-A-2 and Class 6-A-X
                                      Certificates.

Subordinate Certificates:             The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates

Other Certificates:                   It is anticipated that other classes of certificates will be issued by the Issuing
                                      Entity, including [possible] other classes of Senior Certificates related to any Senior
                                      Certificate Group.

Expected Closing Date:                January 31, 2006 through DTC and, upon request only, through Euroclear or Clearstream.

Cut-off Date:                         January 1, 2006.

Forms and Denomination:               The Offered Certificates will be issued in book-entry form and in minimum dollar denominations of $25,000, with an addition increment of $1,000.

CPR:                                  "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment Assumption:                CPR starting at approximately 8% CPR in month 1 and increasing to 20% CPR in month 12 (12%/11 increase for each month), and remaining at 20% CPR thereafter.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                       5


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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Credit Enhancement:                   Credit enhancement will be provided by:

                                      o   The subordination of one or more classes of the securities of the series

                                      o   The preferential allocation of some or all of the prepayments on the Mortgage Loans to the
                                          Senior Certificates in order to increase the level of subordination in the trust.


Record Date:                          For the Offered Certificates and any Distribution Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrual Period:                       The interest accrual period (the "Accrual Period") with respect to the Class 5-A-1
                                      Certificates for a given Distribution Date will be the period beginning on the 25th day of the prior month and ending on the 24th day of the month (on 30/360 basis) in which the
                                      Distribution Date occurs.

Distribution Dates:                   The 25th of each month, or if such day is not a business day, on the next business day, beginning February 27, 2006.

Last Scheduled Distribution Date:     The Distribution Date occurring in [February 2036.]

Optional Termination:                 On any Distribution Date on or after the distribution date in which the aggregate stated
                                      principal balance of the mortgage loans declines to 1% or less of the aggregate stated
                                      principal balance of the mortgage loans as of the cut-off date, the master servicer shall have the right to purchase all of the mortgage loans and any related REO properties owned by the trust and thereby effect the early retirement of the certificates. The Master Servicer may assign its Optional Termination right to a third party.

Corridor Contract:                    Beginning on the second Distribution Date, and for a period of 44 months thereafter, an interest rate cap will be entered into by the Issuing Entity for the benefit of the Class
                                      5-A-1 Certificates. For its duration, the Class 5-A-1 Interest Rate Cap pays the Issuing
                                      Entity the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling of 8.70%) over 4.70% (on a 30/360 day count basis), (ii) the lesser of
                                      (x) the notional balance for that Distribution Date and (y) the Class Principal Balance of the
                                      Class 5-A-1 Certificates immediately prior to that Distribution Date (the "Class 5-A-1
                                      Interest Rate Cap Payment"). Proceeds from the Class 5-A-1 Interest Rate Cap will be deposted into the Reserve Fund as needed and then distributed on each Distribution Date to the Class
                                      5-A-1 Certificates.

Corridor Contract Counterparty:       Morgan Stanley Capital Services Inc.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                       6


--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Description of Corridor Contract
Counterparty:                         The Corridor Contract Counterparty, is a wholly-owned, unregulated, special purpose subsidiary of Morgan Stanley ("Morgan Stanley"). The Corridor Contract Counterparty conducts business in the over-the counter derivatives market, engaging in a variety of derivatives products, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The obligations of the Corridor Contract Counterparty are 100%
                                      guaranteed by Morgan Stanley.

                                      As of the date hereof, Morgan Stanley is rated "AA-" by Fitch Ratings, "A+" by Standard &
                                      Poor's Rating Services and "Aa3" by Moody's Investor's Service, Inc. The Sponsor believes that the significance percentage of the Corridor Contract will be less than 10% as of the Closing
                                      Date.

                                      The Sponsor calculated the significance percentage by reference to the "Significance Estimate"
                                      of the Corridor Contract, which is determined based on a reasonable good faith estimate of maximum probable exposure represented by the Corridor Contract made in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments. The "Significance Percentage" is the percentage that the amount of the significance estimate represents of the class principal balance of the classes of offered certificates that have the benefit of the Corridor Contract.


Mortgage Loans:                       The trust fund will consist of five loan groups, which will be divided into seven separate
                                      Collateral Allocation Groups.

                                      As of the Cut-off Date, the Mortgage Loans consist of 1,831 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans as of the Cut-off Date will be approximately $546,946,532.

                                      As of the Cut-off Date, the Mortgage Loans from loan group 1 consist of 164 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 1 as of the Cut-off Date will be approximately $58,311,341.

                                      As of the Cut-off Date, the Mortgage Loans from loan group 2 consist of 243 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 2 as of the Cut-off Date will be approximately $149,807,528.

                                      As of the Cut-off Date, the Mortgage Loans from loan group 3 consist of 211 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 3 as of the Cut-off Date will be approximately $52,763,775.

                                      As of the Cut-off Date, the Mortgage Loans from loan group 4 consist of 961 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 4 as of the Cut-off Date will be approximately $247,243,280.

                                      As of the Cut-off Date, the Mortgage Loans from loan group 5 consist of 252 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 5 as of the Cut-off Date will be approximately $38,820,609.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                       7


--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Relationship between Loan Groups
and Collateral Allocation Groups:     Each of the mortgage loans in Loan Group 1 will be allocated to Collateral Allocation Group 1.
                                      As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 1 consist of 164 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the
                                      Mortgage Loans from Collateral Allocation Group 1 as of the Cut-off Date will be approximately
                                      $58,311,341.


                                      Each of the mortgage loans in Loan Group 2 will be allocated to Collateral Allocation Group 2.
                                      As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 2 consist of 243 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the
                                      Mortgage Loans from Collateral Allocation Group 2 as of the Cut-off Date will be approximately
                                      $149,807,528.

                                      Each of the mortgage loans in Loan Group 3 will be allocated to Collateral Allocation Group 3 and/or Collateral Allocation Group 4 as follows: on the closing date, the scheduled principal balance of each mortgage loan in Loan Group 3 will be allocated, based upon a fraction derived from that mortgage loan's Net Mortgage Rate (in each case, the "applicable fraction"), either
                                      (i) to one Collateral Allocation Group only or (ii) between the two Collateral Allocation
                                      Groups in Loan Group 3. As of the Cut-off Date, the Mortgage Loans from Collateral Allocation
                                      Group 3 consist of 127 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 3 as of the Cut-off
                                      Date will be approximately $19,527,786. Collateral Allocation Group 3 includes 100% of 19 Loan
                                      Group 3 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 108 other
                                      Loan Group 3 Mortgage Loans. As of the Cut-off Date, the Mortgage Loans from Collateral
                                      Allocation Group 4 consist of 192 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 4 as of the
                                      Cut-off Date will be approximately $33,235,989. Collateral Allocation Group 4 includes 100% of
                                      84 Loan Group 3 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of
                                      108 other Loan Group 3 Mortgage Loans.

                                      Each of the mortgage loans in Loan Group 4 will be allocated to Collateral Allocation Group 5 and/or Collateral Allocation Group 6 as follows: on the closing date, the scheduled principal balance of each mortgage loan in Loan Group 4 will be allocated, based upon a fraction derived from that mortgage loan's Net Mortgage Rate (in each case, the "applicable fraction"), either
                                      (i) to one Collateral Allocation Group only or (ii) between the two Collateral Allocation
                                      Groups in Loan Group 4 As of the Cut-off Date, the Mortgage Loans from Collateral Allocation
                                      Group 5 consist of 958 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 5 as of the Cut-off
                                      Date will be approximately $162,842,827. Collateral Allocation Group 5 includes 100% of 73
                                      Loan Group 4 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 885 other Loan Group 4 Mortgage Loans. As of the Cut-off Date, the Mortgage Loans from Collateral
                                      Allocation Group 6 consist of 888 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 6 as of the
                                      Cut-off Date will be approximately $84,400,453. Collateral Allocation Group 6 includes 100% of
                                      3 Loan Group 4 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 885 other Loan Group 4 Mortgage Loans.


                                      Each of the mortgage loans in Loan Group 5 will be allocated to Collateral Allocation Group 7.
                                      As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 7 consist of 252 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the
                                      Mortgage Loans from Collateral Allocation Group 7 as of the Cut-off Date will be approximately
                                      $38,820,609.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                       8


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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Relationship between Loan Groups,
Collateral Allocation Groups and
Certificate Groups:                   The certificates with a "1" prefix and the Class A-R Certificates are sometimes referred to as the Group 1 Senior Certificates and they correspond to Collateral Allocation Group 1. The certificates with a "2" prefix are sometimes referred to as the Group 2 Senior Certificates and they correspond to Collateral Allocation Group 2. The certificates with a "3" prefix are sometimes referred to as the Group 3 Senior Certificates and they correspond to Collateral
                                      Allocation Group 3. The certificates with a "4" prefix are sometimes referred to as the Group
                                      4 Senior Certificates and they correspond to Collateral Allocation Group 4. The certificates with a "5" prefix are sometimes referred to as the Group 5 Senior Certificates and they correspond to Collateral Allocation Group 5. The certificates with a "6" prefix are sometimes referred to as the Group 6 Senior Certificates and they correspond to Collateral Allocation
                                      Group 6. The certificates with a "7" prefix are sometimes referred to as the Group 7 Senior
                                      Certificates and they correspond to Collateral Allocation Group 7.

                                      The subordinated certificates correspond to all the mortgage loans.

Substitution Adjustment Amount:       The amount by which the balance of any Mortgage Loan that is repurchased from the trust exceeds the balance of any Mortgage Loan which is then substituted. The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution Adjustment Amount.

Liquidated Mortgage Loan:             A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the related Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:                        A "Realized Loss" for a Liquidated Mortgage Loan is the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

REO Property:                         Real Estate owned by the Issuing Entity.

Delinquency:                          As calculated using the MBA methodology, as of the cut-off date, none of the mortgage loans were more than 30 days' delinquent. No more than 3% of the mortgage loans by aggregate stated
                                      principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated. The servicer of each of these mortgage loans has changed at least one time since they were originated. A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan. None of the mortgage loans have been 60 or more days delinquent since they were originated.

Class Principal Balance:              The "Class Principal Balance" of any Class of Certificates as of any Distibution Date is the
                                      initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the
                                      Class as payments of principal, and (ii) the amount of Realized Losses (including Excess
                                      Losses) on the Mortgage Loan Schedule in the related Loan Group allocated to the Class.

Due Date:                             "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.


Prepayment Period:                    "Prepayment Period" generally means for any Mortgage Loan and any Distribution Date, the calendar month preceding that Distribution Date.


Net Mortgage Rate:                    The "Net Mortgage Rate" with respect to any Mortgage Loan is the related Mortgage Rate minus the Servicing Fee Rate and lender paid mortgage insurance, if any.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                       9


--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Applicable Fraction:                  The "Applicable Fraction" of each Mortgage Loan in Collateral Allocation Group 1, Collateral
                                      Allocation Group 2 and Collateral Allocation Group 7 is 100%. The Applicable Fraction of each
                                      Mortgage Loan that is allocated to Collateral Allocation Group 3, Collateral Allocation Group
                                      4, Collateral Allocation Group 5 and Collateral Allocation Group 6 is as follows:

                                      -----------------------------------------------------------------------------
                                                                                           Loan Group 3
                                                                       --------------------------------------------
                                                                              Collateral                Collateral
                                      Net Mortgage Rate of the                Allocation                Allocation
                                      Mortgage Loan                              Group 3                   Group 4
                                      -------------                              -------                   -------
                                      Less than or equal to 5.50%                   100%                        0%

                                      Greater than 5.50% and less           (6.00% - Net           100% - (6.00% -
                                      than 6.00%                          Mortgage Rate)              Net Mortgage
                                                                                 / 0.50%             Rate) / 0.50%
                                      6.00% and above                                 0%                      100%
                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------
                                                                                           Loan Group 4
                                                                       --------------------------------------------
                                                                              Collateral                Collateral
                                      Net Mortgage Rate of the                Allocation                Allocation
                                      Mortgage Loan                              Group 5                   Group 6
                                      -------------                              -------                   -------
                                      Less than or equal to 5.50%                   100%                        0%

                                      Greater than 5.50% and less           (6.50% - Net           100% - (6.50% -
                                      than 6.50%                          Mortgage Rate)              Net Mortgage
                                                                                 / 1.00%             Rate) / 1.00%
                                      6.50% and above                                 0%                      100%
                                      -----------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Non-A-P Percentage:                   The Non-A-P Percentage (the "Non-A-P Percentage") with respect to the Applicable Fraction of any Mortgage Loan in Collateral Allocation Group 1 or Collateral Allocation Group 2 with a Net
                                      Mortgage Rate less than the percentage indicated below (each a "Discount Mortgage Loan") will be determined as follows:

                                      -----------------------------------------------------------------------------------
                                      Collateral          Net Mortgage Rate for
                                      Allocation          Applicable Fraction of
                                      Group               Mortgage Loan                Non-A-P Percentage
                                      -----------------------------------------------------------------------------------
                                      1                   Less than 5.25%              Net Mortgage Rate divided by 5.25%
                                      -----------------------------------------------------------------------------------
                                      2                   Less than 5.75%              Net Mortgage Rate divided by 5.75%
                                      -----------------------------------------------------------------------------------


                                      There are no Discount Mortgage Loans or Applicable Fractions of Mortgage Loans that are
                                      Discount Loans in Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral
                                      Allocation Group 5, Collateral Allocation Group 6 or Collateral Allocation Group 7.

                                      The Non-A-P Percentage with respect to each Mortgage Loan or Applicable Fraction of a Mortgage
                                      Loan in Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral Allocation
                                      Group 5 , Collateral Allocation Group 6 or Collateral Allocation Group 7 and with respect to the Applicable Fraction of any Mortgage Loan in in Collateral Allocation Group 1 or Collateral
                                      Allocation Group 2 with a Net Mortgage Rate equal to or greater than the percentage indicated
                                      below (each a "Non-Discount Mortgage Loan") will be 100%:

                                      ----------------------------------------------------------------------------------
                                      Collateral
                                      Allocation
                                      Group             Net Mortgage Rate for Applicable Fraction of Mortgage Loan
                                      ----------------------------------------------------------------------------------
                                      1                 Greater than or equal to 5.25%
                                      ----------------------------------------------------------------------------------
                                      2                 Greater than or equal to 5.75%
                                      ----------------------------------------------------------------------------------

                                      All of the Mortgage Loans or Applicable Fractions thereof in Collateral Allocation Group 3,
                                      Collateral Allocation Group 4, Collateral Allocation Group 5, Collateral Allocation Group 6
                                      and Collateral Allocation Group 7 are Non-Discount Mortgage Loans.


--------------------------------------------------------------------------------
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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


A-P Percentage:                       The A-P Percentage (the "A-P Percentage") with respect to any Discount Mortgage Loan in any of
                                      Allocation Group 1 or Collateral Allocation Group 2 will be equal to the amount described below:

                                      ----------------------------------------------------------------------------------------------
                                      Collateral
                                      Allocation
                                      Group           Net Mortgage Rate for Applicable Fraction of Mortgage Loan
                                      ----------------------------------------------------------------------------------------------
                                      1               (5.25% - Net Mortgage Rate of Collateral Allocation Group 1) divided by 5.25%
                                      ----------------------------------------------------------------------------------------------
                                      2               (5.75% - Net Mortgage Rate of Collateral Allocation Group 2) divided by 5.75%
                                      ----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Non-A-P Formula Principal Amount:     The "Non-A-P Formula Principal Amount" for any Distribution Date and Collateral Allocation
                                      Group will equal the sum of:

                                      (i)    the sum of the applicable Non-A-P Percentage of

                                             (a) all monthly payments of principal due on the Applicable Fraction of each Mortgage
                                             Loan (other than a Liquidated Mortgage Loan) in that Collateral Allocation Group on the related Due Date,

                                             (b) the principal portion of the purchase price of the Applicable Fraction of each
                                             Mortgage Loan in that Collateral Allocation Group that was repurchased by the Seller pursuant to the Pooling and Servicing Agreement or the related Originator pursuant to the related underlying mortgage loan purchase agreement as of such Distribution Date,

                                             (c) the Substitution Adjustment Amount in connection with the Applicable Fraction of any deleted Mortgage Loan in that Collateral Allocation Group received with respect to such Distribution Date,

                                             (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of the Applicable Fraction of Mortgage Loans in that Collateral Allocation Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date,

                                             (e) with respect to the Applicable Fraction of each Mortgage Loan in that Collateral
                                             Allocation Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan allocable to that
                                             Collateral Allocation Group, and

                                             (f) the portion of all partial and full principal prepayments by borrowers on the
                                             Applicable Fraction of Mortgage Loans in that Collateral Allocation Group allocable to that Collateral Allocation Group received during the related Prepayment Period, and

                                      (ii)   (A) any Subsequent Recoveries on the Applicable Fraction of the Mortgage Loans in that
                                             Collateral Allocation Group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries attributable to the
                                             Applicable Fraction of a Discount Mortgage Loan in that Collateral Allocation Group which incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit
                                             Support Depletion Date, the Non-A-P Percentage of any Subsequent Recoveries allocable to that Collateral Allocation Group received during the calendar month preceding the month of such Distribution Date.


--------------------------------------------------------------------------------
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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      13
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Senior Principal Distribution
Amount:                               The "Senior Principal Distribution Amount" for any Distribution Date and Collateral Allocation
                                      Group will equal the sum of

                                      o   the related Senior Percentage of the applicable Non-A-P Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-A-P
                                          Principal Amount for that Collateral Allocation Group and Distribution Date,

                                      o   for each Mortgage Loan in that Collateral Allocation Group that became a Liquidated
                                          Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion (by Applicable Fraction, allocable to that Collateral Allocation Group, of the lesser of

                                          o  the related Senior Percentage of the applicable Non-A-P Percentage of the Stated
                                             Principal Balance of the Mortgage Loan and

                                          o  either (i) the related Senior Prepayment Percentage of the applicable Non-A-P
                                             Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage
                                             Loan during the preceding calendar month, the related Senior Percentage of the applicable Non-A-P Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

                                      o   the related Senior Prepayment Percentage of the applicable Non-A-P Percentage of amounts described in subclause (f) of clause (i) of the definition of Non-A-P Formula Principal
                                          Amount for that Collateral Allocation Group and Distribution Date, and

                                      o   the related Senior Prepayment Percentage for that Collateral Allocation Group of any
                                          Subsequent Recoveries on any Mortgage Loans in the related Loan Group and allocable (based upon Applicable Fraction) to that Collateral Allocation Group described in clause (ii) of the definition of Non-A-P Formula Principal Amount for the Distribution Date;

                                      provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained in a related
                                      Loan Group that is not a Liquidated Mortgage Loan, that Senior Principal Distribution Amount for that Collateral Allocation Group will be reduced on the related Distribution Date by the related Senior Percentage of the applicable Non-A-P Percentage of the principal portion of the
                                      Bankruptcy Loss allocable to that Collateral Allocation Group; provided, further, however, that on any Distribution Date after the sixth Senior Termination Date, the Senior Principal
                                      Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to the
                                      Applicable Fractions of the Mortgage Loans in the related Collateral Allocation Group.


--------------------------------------------------------------------------------
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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      14
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--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Senior Percentage:                    The "Senior Percentage" for any Senior Certificate Group and Distribution Date is the
                                      percentage equivalent of a fraction the numerator of which is the aggregate of the Class
                                      Principal Balances of each Class of Senior Certificates of such Senior Certificate Group
                                      (other than any related Classes of Notional Amount Certificates and any related Class of Class
                                      A-P Certificates) immediately before such Distribution Date and the denominator of which is the applicable Non-A-P Percentage of the Collateral Allocation Group Principal Balance as of
                                      the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the sixth Senior Termination Date, the Senior Percentage of the remaining Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior
                                      Certificates (other than any related Classes of Notional Amount Certificates and any related
                                      Class of Class A-P Certificates) of such remaining Senior Certificate Group immediately prior to such date, and the denominator of which is the aggregate of the Class Principal Balances of all Classes of Certificates (other than any related Classes of Notional Amount Certificates and any related Class of Class A-P Certificates) immediately prior to such Distribution Date.

                                      For any Distribution Date on and prior to the sixth Senior Termination Date, the "Subordinated
                                      Percentage" for the portion of the Subordinated Certificates relating to a Collateral
                                      Allocation Group will be calculated as the difference between 100% and the Senior Percentage of the Senior Certificate Group relating to that Collateral Allocation Group on such
                                      Distribution Date. After the sixth Senior Termination Date, the Subordinated Percentage will represent the entire interest of the Subordinated Certificates in the Mortgage Pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution
                                      Date.


Senior Prepayment Percentage:         The "Senior Prepayment Percentage" of a Senior Certificate Group for any Distribution Date
                                      occurring during the five years beginning on the first Distribution Date will equal 100%.
                                      Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the Senior Certificates
                                      (other than any related Classes of Notional Amount Certificates and any related Class of Class
                                      A-P Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Mortgage Loans evidenced by the
                                      Subordinated Certificates. Increasing the respective interest of the Subordinated Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.

                                      The Senior Prepayment Percentage of a Senior Certificate Group for any Distribution Date
                                      occurring on or after the fifth anniversary of the first Distribution Date will be as follows:
                                      for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70%
                                      of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related
                                      Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for such
                                      Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any Distribution Date the Senior Percentage of a Senior
                                      Certificate Group exceeds the initial Senior Percentage of such Senior Certificate Group as of the Closing Date, in which case such Senior Prepayment Percentage for such Distribution Date will once again equal 100%).


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      15
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Loss and Delinquency Tests:           Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any
                                      Collateral Allocation Group will occur unless both of the step down conditions listed below are satisfied with respect to each Collateral Allocation Group:

                                      o   the outstanding principal balance of the Applicable Fraction of all Mortgage Loans in a
                                          Collateral Allocation Group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the Trust Fund and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the fourth Senior Termination Date, the Subordinated
                                          Percentage for such Collateral Allocation Group of the aggregate of the applicable Non-A-P
                                          Percentage of the Collateral Allocation Group Principal Balance, or (b) if such date is after the fourth Senior Termination Date, the aggregate Class Principal Balance of the
                                          Subordinated Certificates, does not equal or exceed 50% of the aggregate principal balance of the Subordinated Certificates on that Distribution Date, and

                                      o   cumulative Realized Losses on all of the Mortgage Loans do not exceed

                                          o  commencing with the Distribution Date on the fifth anniversary of the first
                                             Distribution Date, 30% of the aggregate Class Principal Balance of the Subordinated
                                             Certificates as of the Closing Date (with respect to the Subordinated Certificates, the
                                             "original subordinate principal balance"),

                                          o  commencing with the Distribution Date on the sixth anniversary of the first
                                             Distribution Date, 35% of the original subordinate principal balance,

                                          o  commencing with the Distribution Date on the seventh anniversary of the first
                                             Distribution Date, 40% of the original subordinate principal balance,

                                          o  commencing with the Distribution Date on the eighth anniversary of the first
                                             Distribution Date, 45% of the original subordinate principal balance, and

                                          o  commencing with the Distribution Date on the ninth anniversary of the first
                                             Distribution Date, 50% of the original subordinate principal balance.

Allocation of Realized Losses:        Any realized losses (other than Excess Losses) on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the related senior certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

                                      On each Distribution Date, Excess Losses on the Applicable Fraction of the Mortgage Loans in a
                                      Collateral Allocation Group will be allocated among the classes of senior certificates in the related Senior Certificate Group and the subordinated certificates pro rata, based on their
                                      Class Certificate Balances.

Excess Loss:                          Excess Losses are special hazard, fraud or bankruptcy losses that exceed levels specified by the Rating Agencies based on their analysis of the Mortgage Loans.

Senior Credit Support Depletion
Date:                                 The "Senior Credit Support Depletion Date" is the date on which the aggregate Class Principal
                                      Balance of the Subordinated Certificates has been reduced to zero.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      16
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Senior Principal Distribution:        On each Distribution Date, each Non-A-P Formula Principal Amount, up to the amount of the related Senior Principal Distribution Amount for such Distribution Date, will be distributed as principal of the following Classes of Senior Certificates, in the following order of priority:

                                      The Group 1 Senior Certificates:

                                      With respect to Collateral Allocation Group 1, sequentially to the Class A-R and Class 1-A
                                      Certificates, in that order until their respective Class Principal Balances are reduced to zero.

                                      The Group 2 Senior Certificates:

                                      With respect to Collateral Allocation Group 2 concurrently:

                                      With respect to Collateral Allocation Group 2 to the Class 2-A Certificates, until its Class
                                      Principal Balance is reduced to zero.

                                      The Group 3 Senior Certificates:

                                      With respect to Collateral Allocation Group 3 to the Class 3-A Certificates, until its Class
                                      Principal Balance is reduced to zero.

                                      The Group 4 Senior Certificates:

                                      With respect to Collateral Allocation Group 4 to the Class 4-A Certificates, until its Class
                                      Principal Balance is reduced to zero.

                                      The Group 5 Senior Certificates:

                                      1.  96.8186316041% sequentially to the following classes of certificates in the following order of priority:

                                          a. in an amount up to $570,000 on each Distribution Date, concurrently (x) 97% to the
                                             Class 5-A-3 Certificates and (y) 3% to the Class 5-A-1 Certficiates, until their respective Class Principal Balances are reduced to zero

                                          b. sequentially, to the Class 5-A-1 and Class 5-A-3, in that order, until their respective
                                             Class Principal Balances are reduced to zero; and

                                          c. to the Class 5-A-4 Certificates, until its Class Certificate Balance is reduced to zero; and

                                      2.  3.1813683959% to the Class 5-A-5 Certificates, until its Class Principal Balance is reduced to zero.

                                      The Group 6 Senior Certificates:

                                      With respect to Collateral Allocation Group 6 to the Class 6-A Certificates, until its Class
                                      Principal Balance is reduced to zero.

                                      The Group 7 Senior Certificates:

                                      With respect to Collateral Allocation Group 7 to the Class 7-A Certificates, until its Class
                                      Principal Balance is reduced to zero.

Senior Termination Date:              The "Senior Termination Date" for a Senior Certificate Group is the date on which the aggregate Class Principal Balance of the Senior Certificates for such Senior Certificate Group
                                      (other than any related Class of Class of A-P Certificates) is reduced to zero.

Trust Tax Status:                     One or more REMICs.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      17
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


ERISA Eligibility:                    Subject to the considerations in the Prospectus and the Free Writing Prospectus, the Offered
                                      Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:                    It is anticipated that the Offered Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration Statement and
Prospectus:                           This term sheet does not contain all information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                                      The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
                                      SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649. The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                                      http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-001150.txt

Risk Factors:                         PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT AND IN THE
                                      FREE WRITING PROSPECTUS SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT FOR MORGAN STANLEY MORTGAGE
                                      LOAN TRUST 2006-2 TRANSACTION REFERRED FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                      CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Static Pool Information:              Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                                      http://www.morganstanley.com/institutional/abs_spi/Prime_AltA.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      18
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                 Weighted Average Life ("WAL") Sensitivity(1)
               To Maturity (of the last maturing Mortgage Loan)

--------------------------------------------------------------------------------
Prepay     Prepayment
Speed      Assumption (% )          0         50       100       150        200
--------------------------------------------------------------------------------
5-A-1      WAL (yrs)            25.17       6.75      1.50      0.92       0.67
           Principal Window   1 - 342    1 - 213    1 - 39    1 - 22     1 - 15
--------------------------------------------------------------------------------



1. Run using Structuring Assumptions as further described herein.


--------------------------------------------------------------------------------
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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      19
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                    Preliminary Interest Rate Cap Schedule
                         (Subject to final collateral)

                  Class 5-A-1 Interest
                         Rate Corridor
Period                Notional Balance        Strike %          Ceiling %
2                        56,791,247.70            4.70               8.70
3                        55,754,269.19            4.70               8.70
4                        54,591,728.03            4.70               8.70
5                        53,306,622.49            4.70               8.70
6                        51,902,400.35            4.70               8.70
7                        50,382,701.89            4.70               8.70
8                        48,751,477.33            4.70               8.70
9                        47,013,236.75            4.70               8.70
10                       45,172,503.01            4.70               8.70
11                       43,355,948.39            4.70               8.70
12                       41,579,219.34            4.70               8.70
13                       39,841,653.10            4.70               8.70
14                       38,142,597.92            4.70               8.70
15                       36,481,412.84            4.70               8.70
16                       34,857,467.54            4.70               8.70
17                       33,270,142.13            4.70               8.70
18                       31,718,827.03            4.70               8.70
19                       30,202,922.74            4.70               8.70
20                       28,721,839.72            4.70               8.70
21                       27,274,998.21            4.70               8.70
22                       25,861,828.06            4.70               8.70
23                       24,481,768.57            4.70               8.70
24                       23,134,268.35            4.70               8.70
25                       21,818,785.16            4.70               8.70
26                       20,534,785.76            4.70               8.70
27                       19,281,745.74            4.70               8.70
28                       18,059,149.40            4.70               8.70
29                       16,866,489.61            4.70               8.70
30                       15,703,267.64            4.70               8.70
31                       14,568,993.04            4.70               8.70
32                       13,463,183.51            4.70               8.70
33                       12,385,364.74            4.70               8.70
34                       11,335,070.31            4.70               8.70
35                       10,311,841.53            4.70               8.70
36                        9,315,227.34            4.70               8.70
37                        8,344,784.14            4.70               8.70
38                        7,400,075.73            4.70               8.70
39                        6,480,673.13            4.70               8.70
40                        5,586,154.49            4.70               8.70
41                        4,716,104.97            4.70               8.70
42                        3,870,116.62            4.70               8.70
43                        3,047,788.27            4.70               8.70
44                        2,248,725.39            4.70               8.70
45                        1,472,540.03            4.70               8.70
46                          718,850.68            4.70               8.70


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      20
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


Structuring Assumptions:

o the Mortgage Loans prepay at the specified constant percentages of the related Prepayment Assumption,

o no defaults in the payment by mortgagors of principal of and interest on the Mortgage Loans are experienced,

o scheduled payments on the Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

o the scheduled monthly payment for each Mortgage Loan is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Mortgage Loan by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

o prepayments are allocated as described in this prospectus supplement without giving effect to loss and delinquency tests,

o the initial Class Principal Balance of each Class of Certificates is as set forth on page 2 of this preliminary termsheet,

o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

o     the Closing Date of the sale of the Certificates is January 31, 2006,

o neither the Seller nor any Originator is required to repurchase or substitute for any Mortgage Loan,

o The Optional Termination is not exercised and a successful auction does not occur,

o the Mortgage Rate on each Mortgage Loan with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

o scheduled monthly payments on each Mortgage Loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Mortgage Loan to equal the fully amortizing payment described above, in some cases, following an interest only period, and

o The pool consists of [45] Mortgage Loans with the following characteristics:


--------------------------------------------------------------------------------
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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      21
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------



                                                                     Original         Remaining
Cut-off                                               Current         Term to           Term to            Remaining
Date                            Current                   Net          Stated            Stated        Interest-Only
Principal                      Mortgage              Mortgage        Maturity          Maturity               Period         Loan
Balance ($)                    Rate (%)              Rate (%)        (Months)          (Months)             (Months)        Group
----------------------------------------------------------------------------------------------------------------------------------
9,247,246.31               5.3312250957          5.0812250957             180               176                  N/A            1
314,017.78                 5.9781063353          5.7281063353             120               112                  N/A            1
48,750,076.93              5.9487901032          5.6987901032             180               177                  N/A            1
34,032,022.58              5.8750000000          5.6250000000             360               357                  N/A            2
11,217,519.47              5.8750000000          5.6250000000             360               357                  117            2
49,045,327.09              6.1593623083          5.9093623083             360               357                  N/A            2
55,512,658.43              6.1093174159          5.8593174159             360               357                  117            2
3,884,003.20               5.7500000000          5.5000000000             360               357                  N/A            3
5,003,065.16               5.8750000000          5.6250000000             360               357                  N/A            3
4,769,996.57               6.0000000000          5.7500000000             360               357                  N/A            3
3,375,570.02               6.1250000000          5.8750000000             360               358                  N/A            3
5,055,363.68               6.2500000000          6.0000000000             360               358                  N/A            3
3,349,153.05               6.3750000000          6.1250000000             360               358                  N/A            3
872,787.65                 6.5000000000          6.2500000000             360               358                  N/A            3
449,241.73                 6.8750000000          6.6250000000             360               357                  N/A            3
112,000.00                 6.3750000000          6.1250000000             360               359                   59            3
1,235,600.00               5.7500000000          5.5000000000             360               357                  117            3
4,525,772.68               5.8750000000          5.6250000000             360               357                  117            3
499,598.17                 5.9900000000          5.7400000000             360               354                  114            3
4,457,187.50               6.0000000000          5.7500000000             360               358                  118            3
6,177,114.09               6.1250000000          5.8750000000             360               357                  117            3
4,067,152.00               6.2500000000          6.0000000000             360               357                  117            3
2,611,664.69               6.3750000000          6.1250000000             360               357                  117            3
2,318,505.00               6.5000000000          6.2500000000             360               358                  118            3
139,374.33                 5.7500000000          5.5000000000             240               237                  N/A            4
350,090.61                 5.8750000000          5.6250000000             240               235                  N/A            4
182,154.81                 6.0000000000          5.7500000000             240               232                  N/A            4
13,855,851.15              5.7500000000          5.5000000000             360               357                  N/A            4
33,587,549.80              5.8750000000          5.6250000000             360               357                  N/A            4
22,365,942.65              6.0000000000          5.7500000000             360               357                  N/A            4
11,851,914.20              6.1380437790          5.8750000000             360               357                  N/A            4
17,890,972.63              6.2500000000          6.0000000000             360               358                  N/A            4
12,314,188.74              6.3750000000          6.1250000000             360               357                  N/A            4
5,308,692.58               6.5000000000          6.2500000000             360               358                  N/A            4
708,525.97                 6.8750000000          6.6250000000             360               358                  N/A            4
4,037,228.32               5.7500000000          5.5000000000             360               357                  117            4
27,592,820.99              5.8750000000          5.6250000000             360               357                  117            4
23,609,033.22              6.0000000000          5.7500000000             360               357                  117            4
19,961,352.88              6.1250000000          5.8750000000             360               357                  117            4
26,371,902.94              6.2500000000          6.0000000000             360               357                  117            4
12,917,811.16              6.3750000000          6.1250000000             360               358                  118            4
14,197,872.66              6.5000000000          6.2500000000             360               358                  118            4
381,241.91                 6.3416661877          6.0916661877             180               179                  N/A            5
23,664,721.76              6.1934431712          5.9434431712             360               357                  N/A            5
14,774,645.29              6.3044468823          6.0544468823             360               357                  117            5


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                Preliminary Collateral Information for MSM 06-2
                               $158MM Group Size
         Collateral Allocation Group 5: 30yr Conforming Balance Alt-A
                           Settles on Jan 31st, 2006


                             Senior/Sub Structure


GWAC                             6.02% (+ / - .10%)

GWAC Range                       5.75% - 6.500%

Pass-Through Rate                5.50%

Loan maturity (original)         99.6% 30 yr, <1% 20yr

WALA                             3 month (+ / - 2)

Average loan size                $292,000 (+ / - 50k)

Conforming Balance               100%

Max loan size                    $750,000

Average LTV                      65%  (+ / - 10%)

Loans > 80 LTV with no MI        0%

Average FICO                     718 (+ / - 10%)

Minimum FICO                     618

Full / Alt documentation         5% (+ / - 10%)

Max no documentation             30%

Interest Only                    49% (+ / - 10%)

Owner occupied                   96% (+ / - 10%)

Property type                    84% single family detached/PUD (+ / - 10%)

Investor properties              0% (+ / - 10%)

Loan purpose                     54% cash-out refinance (+ / - 10%)

Prepay penalties                 73% (46% - 3yr, 16% - 5yr) (+ / - 10%)

Simultaneous seconds             30% (+ / - 10%)

Top 3 states                     61% California (+ / - 10%)

                                 6% Florida (+ / - 10%)

                                 4% Arizona (+ / - 10%)

               Note: All characteristics are preliminary and are
                     subject to the final collateral pool


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                                   EXHIBIT 1

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                                   EXHIBIT 2

FNBN Underwriting Guidelines

The Originator

       First National Bank of Nevada ("FNBN") is a national banking association and a wholly owned subsidiary of First National Bank Holding Company ("FNBHC"). FNBHC is a financial holding company and is also the parent of First National Bank of Arizona. The principal executive office of FNBN's mortgage division is located at 17600 North Perimeter Drive, Scottsdale, Arizona 85255.

       FNBN has been originating mortgage loans since 1998. A large majority of the mortgage loans originated or acquired by FNBN are secured primarily by one- to four-unit family residences. The mortgage loans were originated or acquired through retail, wholesale and correspondent channels or from FNBN's affiliate, First National Bank of Arizona and, in every case, generally in accordance with FNBN's "alternative" underwriting guidelines. In addition, FNBN also originates mortgage loans through joint ventures with various correspondents by which such correspondents identify an applicant and provide the initial loan application. Thereafter, FNBN processes, underwrites and closes the loan. FNBN originates and acquires mortgage loans for purpose of sale into the secondary markets and does not maintain a significant portfolio of mortgage loans. Accordingly, FNBN limits its servicing functions to providing interim servicing of its mortgage loans prior to and immediately after the sale of a pool of mortgage loans.

Underwriting Guidelines

       All of the mortgage loans have been originated either under FNBN's "full" or "alternative" underwriting guidelines (i.e., the underwriting guidelines applicable to the mortgage loans typically are less stringent than the underwriting guidelines established by Fannie Mae or Freddie Mac primarily with respect to the income and/or asset documentation which borrower is required to provide). To the extent the programs reflect underwriting guidelines different from those of Fannie Mae and Freddie Mac, the performance of the mortgage loans thereunder may reflect relatively higher delinquency rates and/or credit losses. In addition, FNBN may make certain exceptions to the underwriting guidelines described herein if, in FNBN's discretion, compensating factors are demonstrated by a prospective borrower.

       In addition to its originations, FNBN also acquires mortgage loans from approved correspondent lenders under a program pursuant to which the correspondent agrees to originate the mortgage loans in accordance with the underwriting guidelines of FNBN. Under these circumstances, the underwriting of a mortgage loan may not have been reviewed (or may have been partially reviewed) by FNBN prior to acquisition of the mortgage loan. In that case, FNBN relies on the representation of the correspondent lender that it has underwritten the mortgage loan in compliance with the underwriting guidelines of FNBN. FNBN generally conducts a quality control review of a sample of these mortgage loans within 45 after the origination or purchase of such mortgage loan. The number of loans reviewed in the quality control process varies based on a variety of factors, including FNBN's prior experience with the correspondent lender and the results of the quality control review process itself.

       FNBN's underwriting guidelines are primarily intended to evaluate the prospective borrower's credit standing and ability to repay the loan, as well as the value and adequacy of the proposed mortgaged property as collateral. A prospective borrower applying for a mortgage loan is required to complete an application, which elicits pertinent information about the prospective borrower including, depending upon the loan program, the prospective borrower's financial condition (assets, liabilities, income and expenses), the property being financed and the type of loan desired. FNBN employs or contracts with underwriters to scrutinize the prospective borrower's credit profile. If required by the underwriting guidelines, employment verification is obtained either from the prospective borrower's employer or through analysis of copies of borrower's federal withholding (IRS W-2) forms and/or current payroll earnings statements. With respect to every prospective borrower, a credit report summarizing the prospective borrower's credit history or non-traditional credit history (in the case of foreign national applicants) is obtained. In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the borrower from other sources, if applicable. With respect to mortgaged property consisting of vacation or second homes, no income derived from the property generally will have been considered for underwriting purposes.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


       Based on the data provided in the application and certain verifications (if required), a determination will have been made that the borrower's monthly income (if required to be stated or verified) should be sufficient to enable the borrower to meet its monthly obligations on the mortgage loan and other expenses related to the mortgaged property (such as property taxes, standard hazard insurance and other fixed obligations other than housing expenses). Generally, scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance and other fixed obligations equal no more than a specified percentage of the prospective borrower's gross income. The percentage applied varies on a case by case basis depending on a number of underwriting criteria including, but not limited to, the loan-to-value ratio of the mortgage loan or the amount of liquid assets available to the borrower after origination.

       The adequacy of the mortgaged property as security for repayment of the related mortgage loan will generally have been determined by an appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator. All appraisals conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to Fannie Mae and/or Freddie Mac. Appraisers may be staff appraisers employed by the originator or independent appraisers selected in accordance with pre-established appraisal procedure guidelines established by or acceptable to the originator. The appraisal procedure guidelines generally will have required the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property was in good condition and that construction, if new, had been substantially completed. The appraisal generally will have been based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

       FNBN's underwriting guidelines are applied in a standard procedure that is intended to comply with applicable federal and state laws and regulations. However, the application of FNBN's underwriting guidelines does not imply that each specific criterion was satisfied individually. FNBN will have considered a mortgage loan to be originated in accordance with a given set of underwriting guidelines if, based on an overall qualitative evaluation, in FNBN's discretion such mortgage loan is in substantial compliance with such underwriting guidelines or if the borrower can document compensating factors. A mortgage loan may be considered to comply with a set of underwriting guidelines, even if one or more specific criteria included in such underwriting guidelines were not satisfied, if other factors compensated for the criteria that were not satisfied or the mortgage loan is considered to be in substantial compliance with the underwriting guidelines.

       In addition to the "full/alternate" underwriting guidelines, FNBN also originates or purchases loans that have been originated under certain limited documentation programs designed to streamline the loan underwriting process. These "stated income," "no ratio," "no income/no assets," "stated income/stated assets," "no documentation with assets," "no documentation" and "lite documentation" programs may not require income, employment or asset verifications. Generally, in order to be eligible for a limited or no documentation program, the mortgaged property must have a loan-to-value ratio that supports the amount of the mortgage loan and the prospective borrower must have a credit history that demonstrates an established ability to repay indebtedness in a timely fashion.

       Under the full/alternate documentation program, the prospective borrower's employment, income and assets are verified through written or telephonic communication. Alternative methods of employment and income verification generally include using copies of federal withholding forms (IRS W-2) or pay stubs. Alternative methods of asset verification generally include using copies of the borrower's recent bank statements. All loans may be submitted under the full/alternate documentation program.

       Under the stated income documentation and the no ratio programs, more emphasis is placed on a prospective borrower's credit score and on the value and adequacy of the mortgaged property as collateral and other assets of the prospective borrower rather than on income underwriting. The stated income documentation program requires prospective borrowers to provide information regarding their assets and income. Information regarding assets is verified through written communications or bank statements. Information regarding income is not verified. The no ratio program requires prospective borrowers to provide information regarding their assets, which is then verified through written communications or bank statements. The no ratio program does not require prospective borrowers to provide information regarding their income. In both the stated income and no ratio programs, the employment history is verified through written or telephonic communication.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      26
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


       Under the no income/no assets program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Income and assets are not stated on the prospective borrower's application. Disclosure of employment is required and verified through written or telephonic communication.

       Under the stated income/stated assets program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Income is stated on the prospective borrower's application but is not verified. Assets are also stated on the application but are not verified. Employment is verified through written or telephonic communication.

       Under the no documentation with assets and no documentation programs, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Under the no documentation with assets program, a prospective borrower's assets are stated and verified through written communication or bank statements. A prospective borrower is not required to provide information regarding income or employment. Under the no documentation with assets program, a prospective borrower's income and employment are not stated or verified but assets are verified. Under the no documentation program, a prospective borrower's income, assets and employment are not stated or verified.

       The lite documentation programs are loan programs for prospective borrowers to obtain mortgage loans that FNBN has determined to be of sub-prime quality. Under these programs, prospective borrowers are generally qualified based on verification of adequate cash flows by means of personal or business bank statements for the previous twelve or twenty-four months.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      27
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                                   EXHIBIT 3

MortgageIT, Inc.

       MortgageIT, Inc. ("MortgageIT") is a New York corporation and a wholly owned subsidiary of MortgageIT Holdings, Inc., a publicly traded real estate investment trust, with an executive and administrative office located in New York, New York. MortgageIT is a full-service residential mortgage banking company that is licensed to originate loans throughout the United States. MortgageIT originates single-family mortgage loans of all types, including prime adjustable-rate mortgage loans and fixed-rate, first lien residential mortgage loans.

       MortgageIT and its predecessors have been in the residential mortgage banking business since 1988, and have originated Mortgage Loans of the type backing the certificates offered hereby since that time. For the year ended December 31, 2005, MortgageIT had an origination portfolio of approximately $29 billion, all of which was secured by one- to four-family residential real properties and individual condominium units.

       The following table describes the size, composition and growth of MortgageIT's total Mortgage Loan production for Fixed/Alt-A Loans over the past three years.


                                 December 31, 2003                   December 31, 2004                   December 31, 2005
                             ---------------------------         ---------------------------          ---------------------------
                                                                                                                            Total
                                         Total Portfolio                     Total Portfolio                         Portfolio of
Loan Type                    Number             of Loans         Number             of Loans          Number                Loans
---------------------------------------------------------------------------------------------------------------------------------
Fixed/Alt-A Loans......       3,724          636,578,330          3,288          678,957,250          11,366        2,671,604,793


                             Underwriting Standard

       MortgageIT offers a wide variety of mortgage loan products pursuant to various mortgage loan origination programs. The following generally describes the Underwriting Standards with respect to mortgage loans originated pursuant to its "prime" underwriting standards for mortgage loans with non-conforming balances and its "Alt-A" underwriting standards for mortgage loans with documentation requirements that do not conform with agency requirements.

       MortgageIT's underwriting philosophy is to weigh all risk factors inherent in the loan file, giving consideration to the individual transaction, borrower profile, the level of documentation provided and the property used to collateralize the debt. Because each loan is different, MortgageIT expects and encourages underwriters to use professional judgment based on their experience in making a lending decision. MortgageIT underwrites a borrower's creditworthiness based solely on information that MortgageIT believes is indicative of the applicant's willingness and ability to pay the debt they would be incurring.

       Every MortgageIT mortgage loan is secured by a property that has been appraised by a licensed appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation. The appraisers perform on site inspections of the property and report on the neighborhood and property condition in factual and specific terms. Each appraisal contains an opinion of value that represents the appraiser's professional conclusion based market data of sales of comparable properties, a logical analysis with adjustments for differences between the comparable sales and the subject property and the appraiser's judgment. In addition, a MortgageIT underwriter or a mortgage insurance company contract underwriter reviews each appraisal for accuracy and consistency.

       The appraiser's value conclusion is used to calculate the ratio (loan-to-value) of the loan amount to the value of the property. For loans made to purchase a property this ratio is based on the lower of the sales price of the property and the appraised value. MortgageIT sets various maximum loan-to-value ratios based on the loan amount, property type, loan purpose and occupancy of the subject property securing the loan. In general, MortgageIT requires lower loan-to-value ratios for those loans that are perceived to have a higher risk, such as high loan amounts, loans in which additional cash is being taken out on a refinance transaction or loans on second homes. A lower loan-to-value ratio requires a borrower to have more equity in the property, which is a significant additional incentive to the borrower to avoid default on the loan. In addition, for all conventional loans in which the loan-to-value ratio exceeds 80%, MortgageIT requires that a private mortgage insurance company that is approved by Fannie Mae and Freddie Mac insure the loan. Higher loan-to-value ratios require higher coverage levels.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      28
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


       The mortgage loans have been originated under "full/alternative", "stated income/verified assets", "stated income/stated assets", "no documentation" or "no ratio" programs. The "full/alternative" documentation programs generally verify income and assets in accordance with Fannie Mae/Freddie Mac automated underwriting requirements. The stated income/verified assets, stated income/stated assets, no documentation or no ratio programs generally require less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, under both "full/alternative" documentation programs, at least one month of income documentation is provided. This documentation is also required to include year-to-date income or prior year income in case the former is not sufficient to establish consistent income. Generally, under a "stated income verified assets" program, no verification of a mortgagor's income is undertaken by the origination however, verification of the mortgagor's assets is obtained. Under a "stated income/stated assets" program, the originator undertakes no verification of either a mortgagor's income or a mortgagor's assets although both income and assets are stated on the loan application and a "reasonableness test" is applied. Generally, under a "no documentation" program, the mortgagor is not required to state his or her income or assets and therefore, the originator undertakes no verification of such mortgagor's income or assets. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score. Generally, under a "no ratio" program, the mortgagor is not required to disclose their income although the nature of employment is disclosed. Additionally, on a "no ratio" program assets are verified. In all cases, MortgageIT always conducts a verbal verification of employment prior to closing.

       MortgageIT obtains a credit report that summarizes each borrower's credit history. The credit report contains information from the three major credit repositories, Equifax, Experian and TransUnion. These companies have developed scoring models to identify the comparative risk of delinquency among applicants based on characteristics within the applicant's credit report. A borrower's credit score represents a comprehensive view of the borrower's credit history risk factors and is indicative of whether a borrower is likely to default on a loan. Some of the factors used to calculate credit scores are a borrower's incidents of previous delinquency, the number of credit accounts a borrower has, the amount of available credit that a borrower has utilized, the source of a borrower's existing credit, and recent attempts by a borrower to obtain additional credit. Applicants who have higher credit scores will, as a group, have fewer defaults than those who have lower credit scores. The minimum credit score allowed by MortgageIT loan guidelines for non-conforming loans is 620 and the average is typically over 700. For MortgageIT Alt-A products, the minimum credit score is generally 650. If the borrowers do not have a credit score, they must have an alternative credit history showing at least three trade lines with no payments over 60 days past due in the last 12 months.

       In addition to reviewing the borrower's credit history and credit score, MortgageIT underwriters closely review the borrower's housing payment history. In general, for nonconforming loans the borrower should not have made any mortgage payments over 30 days after the due date for the most recent 24 months. In general, for Alt-A loans the borrower may have no more than one payment that was made over 30 days after the due date for the most recent 24 months.

       The Alt-A mortgage loans are generally documented to the requirements of Fannie Mae and Freddie Mac in that the borrower provides the same information on the loan application along with documentation to verify the accuracy of the information on the application such as income, assets, other liabilities, etc. Certain non-conforming stated income or stated asset products allow for less verification documentation than Fannie Mae or Freddie Mac require. Certain Alt-A products also allow for less verification documentation than Fannie Mae or Freddie Mac requires. For these Alt-A products the borrower may not be required to verify employment income, assets required to close or both. For some other Alt-A products the borrower is not required to provide any information regarding employment income, assets required to close or both. Alt-A products with less verification documentation generally have other compensating factors such as higher credit score or lower loan-to-value requirements.

       In order to determine if a borrower qualifies for an Alt-A loan, the loans have been either approved by Fannie Mae's Desktop Underwriter or Freddie Mac's Loan Prospector automated underwriting systems or MortgageIT underwriters have manually underwritten them. Either MortgageIT's underwriting staff or contract underwriters provided by certain mortgage insurance companies have manually approved MortgageIT's Alt-A loan products. For manually underwritten loans, the underwriter must ensure that the borrower's income will support the total housing expense on an ongoing basis. Underwriters may give consideration to borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period. In addition to the monthly housing expense the underwriter must evaluate the borrower's ability to manage all recurring payments on all debts, including the monthly housing expense. When evaluating the ratio of all monthly debt payments to the borrower's monthly income (debt-to-income ratio), the underwriter should be aware of the degree and frequency of credit usage and its impact on the borrower's ability to repay the loan. For example, borrowers who lower their total obligations should receive


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      29
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


favorable consideration and borrowers with a history of heavy usage and a pattern of slow or late payments should receive less flexibility.

       MortgageIT realizes that there may be some acceptable quality loans that fall outside published guidelines and encourages "common sense" underwriting. Because a multitude of factors are involved in a loan transaction, no set of guidelines can contemplate every potential situation. Therefore, exceptions to these Underwriting Standards are considered, so long as the borrower has other reasonable compensating factors, on a case-by-case basis.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      30
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--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                                   EXHIBIT 4

GMAC Mortgage Corporation
General

       GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

       GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

       GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.

                                 - - - - - - - - - - - - - -
                                 |                         |
                                 |                         |
                                 |General Motors Corporaton|
                                 |                         |
                                 |                         |
                                 - - - - - - - - - - - - - -
                                             |
                                             |
                                             |
                                 - - - - - - - - - - - - - -
                                 |                         |
                                 |General Motors Acceptance|
                                 |       Corporation       |
                                 |          (GMAC)         |
                                 |                         |
                                 - - - - - - - - - - - - - -
                                             |
                                             |
                                             |
                                 - - - - - - - - - - - - - -
                                 |                         |
                                 |   Residential Capital   |
                                 |       Corporation       |
                                 |        (ResCap)         |
                                 |                         |
                                 - - - - - - - - - - - - - -
                                             |
                                             |
                                             |
                                 - - - - - - - - - - - - - -
                                 |                         |
                                 |                         |
                                 |GMAC Mortgage Corporaton |
                                 |                         |
                                 |                         |
Servicing Activities             - - - - - - - - - - - - - -


       GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). Attachment A sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

       As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million of residential mortgage loans having an aggregate unpaid principal balance of $232 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 loans having an aggregate unpaid principal balance of over $13.9 billion.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      31
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--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


       As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans.


                                 ATTACHMENT A

GMAC MORTAGE CORPORATION PRIMARY SERVICING PORTFOLIO FOR WHICH GMACM HOLDS THE
                CORRESPONDING SERVICING RIGHTS ($ IN MILLIONS)


                                        For the Nine Months Ended September 30,     For the Year Ended December 31,

                                               2005                   2004                      2003                    2002
                                      ---------------------   ----------------------   ----------------------   --------------------
                                                     Dollar                   Dollar                   Dollar                 Dollar
                                         No. of      Amount      No. of       Amount      No. of       Amount      No. of     Amount
                                          Loans    of Loans       Loans     of Loans       Loans     of Loans       Loans   of Loans
Prime conforming mortgage loans       1,380,985    $182,644   1,323,249    $ 165,521   1,308,284    $ 153,601   1,418,843   $150,421
Prime non-conforming mortgage loans      66,266      30,739      53,119       23,604      34,041       13,937      36,225     12,543
Government mortgage loans               184,665      18,241     191,844       18,328     191,023       17,594     230,085     21,174
Second-lien mortgage loans              377,049      12,044     350,334       10,374     282,128        7,023     261,416      6,666
                                        =======     =======     =======      =======     =======       ======     =======     =====
                                      ----------------------------------------------------------------------------------------------
Total mortgage loans serviced         2,008,965    $243,668   1,918,546    $ 217,827   1,815,476    $ 192,155   1,946,569   $190,803
                                      ==============================================================================================


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      32
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                                   EXHIBIT 5

               THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, National Association ("Wells Fargo") will act as Securities Administrator and Master Servicer under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicers may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo's principal corporate trust offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Securities Administrator. Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation of all REMIC tax returns on behalf of the issuing entity and the preparation of monthly reports on Form 10-D in regards to distribution and pool performance information and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

Master Servicer. Wells Fargo acts as Master Servicer pursuant to the pooling and servicing agreement. The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicers under the terms of their respective underlying servicing agreements. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of any underlying servicing agreement, the Master Servicer may be required to enforce certain remedies on behalf of the issuing entity and at the direction of the Trustee against such defaulting Servicer. As of November 30, 2005, Wells Fargo was acting as master servicer for approximately 940 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $428,268,679,337.

Wells Fargo serves or has served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      33
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MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


                                   EXHIBIT 6


LaSalle Bank National Association will be the trustee and a custodian under the Pooling and Servicing Agreement. LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is a subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation. LaSalle has extensive experience serving as trustee on securitizations of residential mortgage loans. Since January 1994, LaSalle has served as trustee or paying agent on over 325 residential mortgage-backed security transactions involving assets similar to the mortgage loans. As of December 30, 2005, LaSalle's portfolio of residential mortgage-backed security transactions for which it serves as trustee numbers 279 with an outstanding certificate balance of approximately $75.8 billion. The depositor and servicer may maintain other banking relationships in the ordinary course of business with the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603. Attention: Global Securities and Trust Services - MSM 2006-2 or at such other address as the trustee may designate from time to time.

In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the Pooling and Servicing Agreement. LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly quality assurance process. LaSalle uses a licensed collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

LaSalle Bank National Association and Morgan Stanley Mortgage Capital Inc. ("MSMC") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MSMC for certain residential mortgage loans purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MSMC to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the residential mortgage-backed securitization industry providing for the delivery, receipts, review and safekeeping of mortgage loan files.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------


                                      34
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--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 24, 2006
Securitized Products Group      [LOGO OMITTED]Morgan Stanley

--------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in
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not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley
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only. Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not
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accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and
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Options are not for everyone. Before purchasing or writing options, investors
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and financial condition of the issuer and the security/instrument. A secondary
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are purchasing or writing exchange-traded options, please review the
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The value of and income from investments may vary because of changes in
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securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized.
Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK
Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained
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This material may not be sold or redistributed without the prior written
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--------------------------------------------------------------------------------
(C) 2005 Morgan Stanley
--------------------------------------------------------------------------------


                                      35


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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

------------------------------------------------------------------------------


                             Preliminary Termsheet

                                 [$53,200,000]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-2
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-2
                           Class 2-A-1 Certificates

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

------------------------------------------------------------------------------


                           $53,200,000(Approximate)
                   Morgan Stanley Mortgage Loan Trust 2006-2
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-2
                           Class 2-A-1 Certificates

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)

                            Transaction Highlights
                            ----------------------



---------- ------------------------- --------------- -------------- ------------- ---------------- ---------------- --------------
                                                                                       Principal                        Initial
 Offered                                               Expected      Avg Life to        Window       Initial Pass-   Subordination
 Classes         Description            Balance(2)      Ratings         Mty(1)          Mty (1)       Through Rate      Level(3)
========== ========================= =============== ============== ============= ================ ================ ==============
 1-A(4)       Senior/Fixed Rate       $55,069,000       AAA/Aaa                         Not Offered Hereby
---------- ------------------------- --------------- -------------- --------------------------------------------------------------
  2-A-1      Senior/Floating Rate     $53,200,000       AAA/Aaa         1.49          1 - 39           5.420%(5)        5.05%
---------- ------------------------- --------------- -------------- ------------- ---------------- ---------------- --------------
  2-A-2     Senior/Inverse Floating   $53,200,000       AAA/Aaa
                     Rate
---------- ------------------------- --------------- --------------
  2-A-3             Senior            $68,600,000       AAA/Aaa                         Not Offered Hereby
---------- ------------------------- --------------- --------------
  2-A-4             Senior            $15,000,000       AAA/Aaa
---------- ------------------------- --------------- --------------
2-A-5(4)            Senior             $4,458,000       AAA/Aaa
---------- ------------------------- --------------- -------------- --------------------------------------------------------------
 3-A(4)       Senior/Fixed Rate
---------- -------------------------
 4-A(4)       Senior/Fixed Rate
---------- -------------------------
 5-A(4)       Senior/Fixed Rate
---------- -------------------------
 6-A(4)       Senior/Fixed Rate
---------- -------------------------
   7-A          Senior/Net WAC
---------- -------------------------
   A-R              Senior
---------- -------------------------
  1-A-P     Senior/Principal Only
---------- -------------------------
  1-A-X      Senior/Interest Only
---------- -------------------------
  2-A-P     Senior/Principal Only
---------- -------------------------                                        Not Offered Hereby
  2-A-X      Senior/Interest Only
---------- -------------------------
  4-A-X      Senior/Interest Only
---------- -------------------------
  6-A-X      Senior/Interest Only
---------- -------------------------
   B-1           Subordinate
---------- -------------------------
   B-2           Subordinate
---------- -------------------------
   B-3           Subordinate
---------- -------------------------
   B-4           Subordinate
---------- -------------------------
   B-5           Subordinate
---------- -------------------------
   B-6           Subordinate
---------- ------------------------- ---------------------------------------------------------------------------------------------


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------


                                    Page 2
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

------------------------------------------------------------------------------


Notes:

(1)  Based on 100% of the prepayment assumption as described herein.
(2)  Bond sizes subject to a variance of plus or minus 5%.
(3) Subordination Levels are preliminary and subject to final Rating Agency approval and a variance of +/-1.50%
(4) This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.
(5) The Class 2-A-1 Certificates will have a per annum interest rate equal to the lesser of (i) One-Month LIBOR plus 90 basis points, and (ii) 5.75%. On each Distribution Date, beginning on the second Distribution Date and until the Distribution Date in which the contract expires, on which LIBOR exceeds 4.85%, in addition to the interest distribution amount, the Class 2-A-1 Certificates will be entitled to receive the Yield Supplement Amount, as described herein.


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Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------


                                    Page 3
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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

Issuing Entity:                  Morgan Stanley Mortgage Loan Trust 2006-2

Depositor:                       Morgan Stanley Capital I Inc. The offered certificates will be issued under the depositor's registration statement (File No. 333-104283 with the Securities and Exchange Commission).

Sponsor:                         Morgan Stanley Mortgage Capital Inc.

Originators:                     Morgan Stanley Mortgage Capital Inc. is expected to be the originator for approximately
                                 38.94%, 53.52%, 75.08%, 79.29%, 59.32%, 59.76%, and 65.59% of Collateral Allocation Group 1,
                                 Collateral Allocation Group 2, Collateral Allocation Group 3, Collateral Allocation Group 4,
                                 Collateral Allocation Group 5, Collateral Allocation Group 6, and Collateral Allocation
                                 Group 7 Mortgage Loans, respectively, by principal balance.

                                 Hemisphere National Bank is expected to be the originator for approximately 17.26% of
                                 Collateral Allocation Group 1 Mortgage Loans by principal balance.

                                 First National Bank of Nevada is expected to be the originator for approximately 11.55%,
                                 20.50%, 13.23%, 11.31% of the Collateral Allocation Group 1, Collateral Allocation Group 2,
                                 Collateral Allocation Group 5 and Collateral Allocation Group 6 Mortgage Loans by principal balance. See Exhibit 2.

                                 Mortgage IT, Inc. is expected to be the originator for approximately 16.10%, 15.98%, 21.94%,
                                 10.58%, 24.53%, 24.03%, 24.49% of the Collateral Allocation Group 1, Collateral Allocation
                                 Group 2, Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral Allocation
                                 Group 5, Collateral Allocation Group 6 and Collateral Allocation Group 7 Mortgage Loans by
                                 principal balance. See Exhibit 3.

                                 No other originator is expected to have originated more than 10% of the Mortgage Loans in any Collateral Allocation Group by principal balance.

Servicers:                       GMAC Mortgage Corporation is expected to be the initial servicer of 93.14% of the aggregate mortgage loans by principal balance. See Exhibit 4. No other servicer is expected to be the direct servicer for more than 10% of the mortgage loans by principal balance. 81.93%

Servicing Fee:                   The Servicing Fee Rate is expected to be 0.250%. For its compensation the Master Servicer will receive reinvestment income on amounts on deposit for the period from between the
                                 Servicer Remittance Date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator, the Trustee and any Custodians
                                 ongoing (safekeeping and loan file release only) fees.

Servicer Remittance Date:        Generally, the 18th of the month in which the Distribution Date occurs.

Master Servicer /                Wells Fargo Bank, National Association.  See Exhibit 5.
Securities Administrator

Trustee:                         LaSalle Bank National Association.  See Exhibit 6.

Manager:                         Morgan Stanley (sole lead manager)

Rating Agencies:                 The Offered Certificates are expected to be rated by two out of the three major rating agencies; Standard & Poor's, Moody's Investors Service or Fitch.

Offered Certificates:            The Class 2-A-1 Certificates.



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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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                                    Page 4
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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

Group 1 Senior Certificates:     The Class A-R, Class 1-A, Class 1-A-X, and Class 1-A-P Certificates

Group 2 Senior Certificates:     The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-X and Class
                                 2-A-P Certificates.

Group 3 Senior Certificates:     The Class 3-A Certificates.

Group 4 Senior Certificates:     The Class 4-A and Class 4-A-X Certificates.

Group 5 Senior Certificates:     The Class 5-A Certificates.

Group 6 Senior Certificates:     The Class 6-A and Class 6-A-X Certificates.

Group 7 Senior Certificates:     The Class 7-A Certificates.

Senior Certificates:             Collectively, the Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                 Certificates, Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior
                                 Certificates and Group 7 Senior Certificates or any classes of certificates resulting from the division of the Offered Certificates and having a distribution priority over the
                                 Subordinate Certificates.

Senior Certificate Group:        The Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates,
                                 Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior Certificates and
                                 Group 7 Senior Certificates.

Notional Certificates:           The Class 1-A-X, Class 2-A-X, Class 2-A-2, Class 4-A-X, and Class 6-A-X Certificates.

Subordinate Certificates:        The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates

Other Certificates:              It is anticipated that other classes of certificates will be issued by the Issuing Entity, including [possible] other classes of Senior Certificates related to any Senior Certificate
                                 Group.

Expected Closing Date:           January 31, 2006 through DTC and, upon request only, through Euroclear or Clearstream.

Cut-off Date:                    January 1, 2006.

Forms and Denomination:          The Offered Certificates will be issued in book-entry form and in minimum dollar denominations of $25,000, with an addition increment of $1,000.

CPR:                             "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment Assumption:           CPR starting at approximately 8% CPR in month 1 and increasing to 20% CPR in month 12
                                 (12%/11 increase for each month), and remaining at 20% CPR thereafter.



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

Credit Enhancement:              Credit enhancement will be provided by:
                                      o     The subordination of one or more classes of the securities of the series
                                      o     The preferential allocation of some or all of the prepayments on the Mortgage
                                            Loans to the Senior Certificates in order to increase the level of subordination in the trust.

Record Date:                     For the Offered Certificates and any Distribution Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that
                                 Distribution Date.

Accrual Period:                  The interest accrual period (the "Accrual Period") with respect to the Class 2-A-1
                                 Certificates for a given Distribution Date will be the period beginning on the 25th day of the prior month and ending on the 24th day of the month (on 30/360 basis) in which the
                                 Distribution Date occurs.

Distribution Dates:              The 25th of each month, or if such day is not a business day, on the next business day, beginning February 27, 2006.

Last Scheduled                   The Distribution Date occurring in [February 2036.]
Distribution Date:

Optional Termination:            On any Distribution Date on or after the distribution date in which the aggregate stated
                                 principal balance of the mortgage loans declines to 1% or less of the aggregate stated
                                 principal balance of the mortgage loans as of the cut-off date, the master servicer shall have the right to purchase all of the mortgage loans and any related REO properties owned by the trust and thereby effect the early retirement of the certificates. The Master Servicer may assign its Optional Termination right to a third party.

Corridor Contract:               Beginning on the second Distribution Date, and for a period of 45 months thereafter, an interest rate cap will be entered into by the Issuing Entity for the benefit of the Class
                                 2-A-1 Certificates. For its duration, the Class 2-A-1 Interest Rate Cap pays the Issuing
                                 Entity the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling of 8.60%) over 4.85% (on a 30/360 day count basis), (ii) the lesser of (x) the notional balance for that Distribution Date and (y) the Class Principal Balance of the Class 2-A-1 Certificates immediately prior to that Distribution Date (the "Class
                                 2-A-1 Interest Rate Cap Payment"). Proceeds from the Class 2-A-1 Interest Rate Cap will be deposted into the Reserve Fund as needed and then distributed on each Distribution Date to the Class 2-A-1 Certificates.

Corridor Contract                Morgan Stanley Capital Services Inc.
Counterparty:

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

Description of Corridor          The Corridor Contract Counterparty, is a wholly-owned, unregulated, special purpose
Contract Counterparty:           subsidiary of Morgan Stanley ("Morgan Stanley"). The Corridor Contract Counterparty conducts business in the over-the counter derivatives market, engaging in a variety of derivatives products, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The obligations of the Corridor Contract
                                 Counterparty are 100% guaranteed by Morgan Stanley.

                                 As of the date hereof, Morgan Stanley is rated "AA-" by Fitch Ratings, "A+" by Standard &
                                 Poor's Rating Services and "Aa3" by Moody's Investor's Service, Inc. The Sponsor believes that the significance percentage of the Corridor Contract will be less than 10% as of the
                                 Closing Date.

                                 The Sponsor calculated the significance percentage by reference to the "Significance
                                 Estimate" of the Corridor Contract, which is determined based on a reasonable good faith estimate of maximum probable exposure represented by the Corridor Contract made in substantially the same manner as that used in the Sponsor's internal risk management process in respect of similar instruments. The "Significance Percentage" is the percentage that the amount of the significance estimate represents of the class principal balance of the classes of offered certificates that have the benefit of the Corridor Contract.

Mortgage Loans:                  The trust fund will consist of five loan groups, which will be divided into seven separate
                                 Collateral Allocation Groups.

                                 As of the Cut-off Date, the Mortgage Loans consist of 1,831 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans as of the
                                 Cut-off Date will be approximately $546,946,532.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 1 consist of 164 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage
                                 Loans from loan group 1 as of the Cut-off Date will be approximately $58,311,341.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 2 consist of 243 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage
                                 Loans from loan group 2 as of the Cut-off Date will be approximately $149,807,528.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 3 consist of 211 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage
                                 Loans from loan group 3 as of the Cut-off Date will be approximately $52,763,775.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 4 consist of 961 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage
                                 Loans from loan group 4 as of the Cut-off Date will be approximately $247,243,280.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 5 consist of 252 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage
                                 Loans from loan group 5 as of the Cut-off Date will be approximately $38,820,609.



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

Relationship between             Each of the mortgage loans in Loan Group 1 will be allocated to Collateral Allocation Group 1.
Loan Groups and                  As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 1 consist of
Collateral Allocation            164 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the
Groups                           Mortgage Loans from Collateral Allocation Group 1 as of the Cut-off Date will be approximately
                                 $58,311,341.

                                 Each of the mortgage loans in Loan Group 2 will be allocated to Collateral Allocation Group
                                 2. As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 2 consist of
                                 243 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 2 as of the Cut-off Date will be approximately $149,807,528.

                                 Each of the mortgage loans in Loan Group 3 will be allocated to Collateral Allocation Group
                                 3 and/or Collateral Allocation Group 4 as follows: on the closing date, the scheduled principal balance of each mortgage loan in Loan Group 3 will be allocated, based upon a fraction derived from that mortgage loan's Net Mortgage Rate (in each case, the "applicable fraction"), either (i) to one Collateral Allocation Group only or (ii) between the two
                                 Collateral Allocation Groups in Loan Group 3. As of the Cut-off Date, the Mortgage Loans
                                 from Collateral Allocation Group 3 consist of 127 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral
                                 Allocation Group 3 as of the Cut-off Date will be approximately $19,527,786. Collateral
                                 Allocation Group 3 includes 100% of 19 Loan Group 3 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 108 other Loan Group 3 Mortgage Loans. As of the Cut-off
                                 Date, the Mortgage Loans from Collateral Allocation Group 4 consist of 192 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage
                                 Loans from Collateral Allocation Group 4 as of the Cut-off Date will be approximately
                                 $33,235,989. Collateral Allocation Group 4 includes 100% of 84 Loan Group 3 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 108 other Loan Group 3 Mortgage
                                 Loans.

                                 Each of the mortgage loans in Loan Group 4 will be allocated to Collateral Allocation Group
                                 5 and/or Collateral Allocation Group 6 as follows: on the closing date, the scheduled principal balance of each mortgage loan in Loan Group 4 will be allocated, based upon a fraction derived from that mortgage loan's Net Mortgage Rate (in each case, the "applicable fraction"), either (i) to one Collateral Allocation Group only or (ii) between the two
                                 Collateral Allocation Groups in Loan Group 4 As of the Cut-off Date, the Mortgage Loans from
                                 Collateral Allocation Group 5 consist of 958 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation
                                 Group 5 as of the Cut-off Date will be approximately $162,842,827. Collateral Allocation
                                 Group 5 includes 100% of 73 Loan Group 4 Mortgage Loans and portions (based upon the
                                 Applicable Fraction thereof) of 885 other Loan Group 4 Mortgage Loans. As of the Cut-off
                                 Date, the Mortgage Loans from Collateral Allocation Group 6 consist of 888 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage
                                 Loans from Collateral Allocation Group 6 as of the Cut-off Date will be approximately
                                 $84,400,453. Collateral Allocation Group 6 includes 100% of 3 Loan Group 4 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 885 other Loan Group 4 Mortgage
                                 Loans.

                                 Each of the mortgage loans in Loan Group 5 will be allocated to Collateral Allocation Group
                                 7. As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 7 consist of
                                 252 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 7 as of the Cut-off Date will be approximately $38,820,609.



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

Relationship between             The certificates with a "1" prefix and the Class A-R Certificates are sometimes referred to as
Loan Groups, Collateral          the Group 1 Senior Certificates and they correspond to Collateral Allocation Group 1. The
Allocation Groups and            Certificate with a "2" prefix are sometimes referred to as the Group 2 Senior Certificates and
Certificate Groups               they correspond to Collateral Allocation Group 2. The certificates with a "3" prefix are sometimes referred to as the Group 3 Senior Certificates and they correspond to Collateral
                                 Allocation Group 3. The certificates with a "4" prefix are sometimes referred to as the
                                 Group 4 Senior Certificates and they correspond to Collateral Allocation Group 4. The certificates with a "5" prefix are sometimes referred to as the Group 5 Senior Certificates and they correspond to Collateral Allocation Group 5. The certificates with a "6" prefix are sometimes referred to as the Group 6 Senior Certificates and they correspond to Collateral
                                 Allocation Group 6. The certificates with a "7" prefix are sometimes referred to as the
                                 Group 7 Senior Certificates and they correspond to Collateral Allocation Group 7.

                                 The subordinated certificates correspond to all the mortgage loans.

Substitution Adjustment          The amount by which the balance of any Mortgage Loan that is repurchased from the trust
Amount:                          exceeds the balance of any Mortgage Loan which is then substituted. The entity substituting for a Mortgage Loan is required to deposit into the trust the Substitution Adjustment
                                 Amount.

Liquidated Mortgage              A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the related Servicer
Loan:                            has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:                   A "Realized Loss" for a Liquidated Mortgage Loan is the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

REO Property                     Real Estate owned by the Issuing Entity.

Delinquency:                     As calculated using the MBA methodology, as of the cut-off date, none of the mortgage loans were more than 30 days' delinquent. No more than 3% of the mortgage loans by aggregate stated principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated. The servicer of each of these mortgage loans has changed at least one time since they were originated. A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan. None of the mortgage loans have been 60 or more days delinquent since they were originated.

Class Principal Balance:         The "Class Principal Balance" of any Class of Certificates as of any Distibution Date is the
                                 initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the Class as payments of principal, and (ii) the amount of Realized Losses (including Excess
                                 Losses) on the Mortgage Loan Schedule in the related Loan Group allocated to the Class.

Due Date:                        "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:               "Prepayment Period" generally means for any Mortgage Loan and any Distribution Date, the calendar month preceding that Distribution Date.

Net Mortgage Rate:               The "Net Mortgage Rate" with respect to any Mortgage Loan is the related Mortgage Rate minus the Servicing Fee Rate and lender paid mortgage insurance, if any.



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

Applicable Fraction:             The "Applicable Fraction" of each Mortgage Loan in Collateral Allocation Group 1, Collateral
                                 Allocation Group 2 and Collateral Allocation Group 7 is 100%. The Applicable Fraction of
                                 each Mortgage Loan that is allocated to Collateral Allocation Group 3, Collateral Allocation
                                 Group 4, Collateral Allocation Group 5 and Collateral Allocation Group 6 is as follows:


                               ---------------------------- ----------------------------------------------------------------------
                                                                                          Loan Group 3
                                                            ----------------------------------------------------------------------
                               Net Mortgage Rate of the
                               Mortgage Loan                    Collateral Allocation Group 3        Collateral Allocation Group 4
                               ---------------------------- ------------------------------------ ---------------------------------
                               Less than or equal to 5.50%                 100%                                  0%

                               Greater than 5.50% and less   (6.00% - Net Mortgage Rate) /           100% - (6.00% - Net Mortgage
                               than 6.00%                                  0.50%                            Rate) / 0.50%

                               6.00% and above                              0%                                  100%
                               ---------------------------- ------------------------------------ ---------------------------------

                               ---------------------------- ----------------------------------------------------------------------
                                                                                          Loan Group 4
                                                            ----------------------------------------------------------------------
                               Net Mortgage Rate of the
                               Mortgage Loan                    Collateral Allocation Group 5        Collateral Allocation Group 6
                               ---------------------------- ------------------------------------ ---------------------------------
                               Less than or equal to 5.50%                 100%                                  0%

                               Greater than 5.50% and less   (6.50% - Net Mortgage Rate) /           100% - (6.50% - Net Mortgage
                               than 6.00%                                  1.00%                            Rate) / 1.00%

                               6.50% and above                              0%                                  100%
                               ---------------------------- ------------------------------------ ---------------------------------

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

Non-A-P Percentage:              The Non-A-P Percentage (the "Non-A-P Percentage") with respect to the Applicable Fraction of any Mortgage Loan in Collateral Allocation Group 1 or Collateral Allocation Group 2 with a
                                 Net Mortgage Rate less than the percentage indicated below (each a "Discount Mortgage Loan")
                                 will be determined as follows:

                                   ------------------------ ------------------------- -------------------------------------
                                                             Net Mortgage Rate for
                                    Collateral Allocation    Applicable Fraction of
                                           Group                 Mortgage Loan                   Non-A-P Percentage
                                   ------------------------ ------------------------- -------------------------------------
                                             1                  Less than 5.25%        Net Mortgage Rate divided by 5.25%
                                   ------------------------ ------------------------- -------------------------------------
                                             2                  Less than 5.75%        Net Mortgage Rate divided by 5.75%
                                   ------------------------ ------------------------- -------------------------------------

                                 There are no Discount Mortgage Loans or Applicable Fractions of Mortgage Loans that are
                                 Discount Loans in Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral
                                 Allocation Group 5, Collateral Allocation Group 6 or Collateral Allocation Group 7.

                                 The Non-A-P Percentage with respect to each Mortgage Loan or Applicable Fraction of a
                                 Mortgage Loan in Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral
                                 Allocation Group 5 , Collateral Allocation Group 6 or Collateral Allocation Group 7 and with respect to the Applicable Fraction of any Mortgage Loan in in Collateral Allocation Group 1
                                 or Collateral Allocation Group 2 with a Net Mortgage Rate equal to or greater than the percentage indicated below (each a "Non-Discount Mortgage Loan") will be 100%:

                                   ------------------------ ------------------------- -------------------------------------
                                    Collateral Allocation
                                           Group               Net Mortgage Rate for Applicable Fraction of Mortgage Loan
                                   ------------------------ ---------------------------------------------------------------
                                             1                              Greater than or equal to 5.25%
                                   ------------------------ ---------------------------------------------------------------
                                             2                              Greater than or equal to 5.75%
                                   ------------------------ ---------------------------------------------------------------

                                 All of the Mortgage Loans or Applicable Fractions thereof in Collateral Allocation Group 3,
                                 Collateral Allocation Group 4, Collateral Allocation Group 5, Collateral Allocation Group 6
                                 and Collateral Allocation Group 7 are Non-Discount Mortgage Loans.



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

A-P Percentage                   The A-P Percentage (the "A-P Percentage") with respect to any Discount Mortgage Loan in any of Allocation Group 1 or Collateral Allocation Group 2 will be equal to the amount described below:

                                   ------------------------ ------------------------- -------------------------------------
                                    Collateral Allocation
                                           Group               Net Mortgage Rate for Applicable Fraction of Mortgage Loan
                                   ------------------------ ---------------------------------------------------------------
                                             1                (5.25% - Net Mortgage Rate of Collateral Allocation Group 1)
                                                                                   divided by 5.25%
                                   ------------------------ ---------------------------------------------------------------
                                             2                (5.75% - Net Mortgage Rate of Collateral Allocation Group 2)
                                                                                   divided by 5.75%
                                   ------------------------ ---------------------------------------------------------------

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
Non-A-P Formula                  The "Non-A-P Formula Principal Amount" for any Distribution Date and Collateral Allocation
Principal Amount:                Group will equal the sum of:

                                 (i)     the sum of the applicable Non-A-P Percentage of

                                         (a) all monthly payments of principal due on the Applicable Fraction of each
                                         Mortgage Loan (other than a Liquidated Mortgage Loan) in that Collateral Allocation
                                         Group on the related Due Date,

                                         (b) the principal portion of the purchase price of the Applicable Fraction of each
                                         Mortgage Loan in that Collateral Allocation Group that was repurchased by the Seller pursuant to the Pooling and Servicing Agreement or the related Originator pursuant to the related underlying mortgage loan purchase agreement as of such Distribution
                                         Date,

                                         (c) the Substitution Adjustment Amount in connection with the Applicable Fraction of any deleted Mortgage Loan in that Collateral Allocation Group received with respect to such Distribution Date,

                                         (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of the Applicable Fraction of Mortgage Loans in that Collateral Allocation
                                         Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date,

                                         (e) with respect to the Applicable Fraction of each Mortgage Loan in that Collateral
                                         Allocation Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan allocable to that
                                         Collateral Allocation Group, and

                                         (f) the portion of all partial and full principal prepayments by borrowers on the
                                         Applicable Fraction of Mortgage Loans in that Collateral Allocation Group allocable to that Collateral Allocation Group received during the related Prepayment Period,
                                         and

                                 (ii)    (A) any Subsequent Recoveries on the Applicable Fraction of the Mortgage Loans
                                         in that Collateral Allocation Group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries attributable to the Applicable Fraction of a Discount Mortgage Loan in that
                                         Collateral Allocation Group which incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support Depletion Date, the Non-A-P Percentage of any
                                         Subsequent Recoveries allocable to that Collateral Allocation Group received during the calendar month preceding the month of such Distribution Date.



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

Senior Principal                 The "Senior Principal Distribution Amount" for any Distribution Date and Collateral Allocation
Distribution Amount:             Group will equal the sum of


                                 o the related Senior Percentage of the applicable Non-A-P Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-A-P Principal Amount for that Collateral Allocation Group and Distribution Date,

                                 o for each Mortgage Loan in that Collateral Allocation Group that became a Liquidated
                                 Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion (by Applicable Fraction, allocable to that Collateral Allocation Group, of the lesser of

                                      o the related Senior Percentage of the applicable Non-A-P Percentage of the Stated Principal
                                      Balance of the Mortgage Loan and

                                      o either (i) the related Senior Prepayment Percentage of the applicable Non-A-P Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage
                                      Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the applicable Non-A-P Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage
                                      Loan, and

                                 o the related Senior Prepayment Percentage of the applicable Non-A-P Percentage of amounts described in subclause (f) of clause (i) of the definition of Non-A-P Formula Principal
                                 Amount for that Collateral Allocation Group and Distribution Date, and

                                 o the related Senior Prepayment Percentage for that Collateral Allocation Group of any
                                 Subsequent Recoveries on any Mortgage Loans in the related Loan Group and allocable (based upon Applicable Fraction) to that Collateral Allocation Group described in clause (ii) of the definition of Non-A-P Formula Principal Amount for the Distribution Date;

                                 provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained in a related Loan Group that is not a Liquidated Mortgage Loan, that Senior Principal
                                 Distribution Amount for that Collateral Allocation Group will be reduced on the related
                                 Distribution Date by the related Senior Percentage of the applicable Non-A-P Percentage of the principal portion of the Bankruptcy Loss allocable to that Collateral Allocation Group;
                                 provided, further, however, that on any Distribution Date after the sixth Senior Termination
                                 Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to the Applicable Fractions of the Mortgage Loans in the related Collateral
                                 Allocation Group.



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

Senior Percentage:               The "Senior Percentage" for any Senior Certificate Group and Distribution Date is the
                                 percentage equivalent of a fraction the numerator of which is the aggregate of the Class
                                 Principal Balances of each Class of Senior Certificates of such Senior Certificate Group
                                 (other than any related Classes of Notional Amount Certificates and any related Class of
                                 Class A-P Certificates) immediately before such Distribution Date and the denominator of which is the applicable Non-A-P Percentage of the Collateral Allocation Group Principal
                                 Balance as of the Due Date occurring in the month prior to the month of that Distribution
                                 Date (after giving effect to prepayments in the Prepayment Period related to that Due Date);
                                 provided, however, that on any Distribution Date after the sixth Senior Termination Date, the Senior Percentage of the remaining Senior Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior Certificates (other than any related Classes of Notional Amount
                                 Certificates and any related Class of Class A-P Certificates) of such remaining Senior
                                 Certificate Group immediately prior to such date, and the denominator of which is the aggregate of the Class Principal Balances of all Classes of Certificates (other than any related Classes of Notional Amount Certificates and any related Class of Class A-P
                                 Certificates) immediately prior to such Distribution Date.

                                 For any Distribution Date on and prior to the sixth Senior Termination Date, the
                                 "Subordinated Percentage" for the portion of the Subordinated Certificates relating to a
                                 Collateral Allocation Group will be calculated as the difference between 100% and the Senior
                                 Percentage of the Senior Certificate Group relating to that Collateral Allocation Group on such Distribution Date. After the sixth Senior Termination Date, the Subordinated Percentage will represent the entire interest of the Subordinated Certificates in the Mortgage Pool and
                                 will be calculated as the difference between 100% and the Senior Percentage for such
                                 Distribution Date.

Senior Prepayment                The "Senior Prepayment Percentage" of a Senior Certificate Group for any Distribution Date
Percentage:                      occurring during the five years beginning on the first Distribution Date will equal 100%.
                                 Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the Senior
                                 Certificates (other than any related Classes of Notional Amount Certificates and any related
                                 Class of Class A-P Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Mortgage Loans evidenced by the Subordinated Certificates. Increasing the respective interest of the
                                 Subordinated Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.

                                 The Senior Prepayment Percentage of a Senior Certificate Group for any Distribution Date
                                 occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior
                                 Percentage plus 70% of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60%
                                 of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related
                                 Subordinated Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated
                                 Percentage for such Distribution Date; and for any Distribution Date thereafter, the related
                                 Senior Percentage for such Distribution Date (unless on any Distribution Date the Senior
                                 Percentage of a Senior Certificate Group exceeds the initial Senior Percentage of such
                                 Senior Certificate Group as of the Closing Date, in which case such Senior Prepayment
                                 Percentage for such Distribution Date will once again equal 100%).



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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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

Loss and Delinquency             Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any
Tests:                           Collateral Allocation Group will occur unless both of the step down conditions listed below are satisfied with respect to each Collateral Allocation Group:

                                      o     the outstanding principal balance of the Applicable Fraction of all Mortgage Loans in a Collateral Allocation Group delinquent 60 days or more (including Mortgage
                                            Loans in foreclosure, real estate owned by the Trust Fund and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the fourth Senior
                                            Termination Date, the Subordinated Percentage for such Collateral Allocation
                                            Group of the aggregate of the applicable Non-A-P Percentage of the Collateral
                                            Allocation Group Principal Balance, or (b) if such date is after the fourth Senior
                                            Termination Date, the aggregate Class Principal Balance of the Subordinated
                                            Certificates, does not equal or exceed 50% of the aggregate principal balance of the
                                            Subordinated Certificates on that Distribution Date, and

                                      o     cumulative Realized Losses on all of the Mortgage Loans do not exceed
                                            o    commencing with the Distribution Date on the fifth anniversary of the first
                                                 Distribution Date, 30% of the aggregate Class Principal Balance of the
                                                 Subordinated Certificates as of the Closing Date (with respect to the
                                                 Subordinated Certificates, the "original subordinate principal balance"),
                                            o    commencing with the Distribution Date on the sixth anniversary of the first
                                                 Distribution Date, 35% of the original subordinate principal balance,
                                            o    commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the original subordinate principal balance,
                                            o    commencing with the Distribution Date on the eighth anniversary of the first
                                                 Distribution Date, 45% of the original subordinate principal balance, and
                                            o    commencing with the Distribution Date on the ninth anniversary of the first
                                                 Distribution Date, 50% of the original subordinate principal balance.

Allocation of Realized           Any realized losses (other than Excess Losses) on the Mortgage Loans will be allocated as
Losses:                          follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the related senior certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

                                 On each Distribution Date, Excess Losses on the Applicable Fraction of the Mortgage Loans in
                                 a Collateral Allocation Group will be allocated among the classes of senior certificates in the related Senior Certificate Group and the subordinated certificates pro rata, based on their Class Certificate Balances.

Excess Loss                      Excess Losses are special hazard, fraud or bankruptcy losses that exceed levels specified by the Rating Agencies based on their analysis of the Mortgage Loans.

Senior Credit Support            The "Senior Credit Support Depletion Date" is the date on which the aggregate Class Principal
Depletion Date:                  Balance of the Subordinated Certificates has been reduced to zero.



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material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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

Senior Principal                 On each Distribution Date, each Non-A-P Formula Principal Amount, up to the amount of the
Distribution:                    related Senior Principal Distribution Amount for such Distribution Date, will be distributed as principal of the following Classes of Senior Certificates, in the following order of priority:

                                 The Group 1 Senior Certificates:

                                 With respect to Collateral Allocation Group 1, sequentially to the Class A-R and Class 1-A
                                 Certificates, in that order until their respective Class Principal Balances are reduced to zero.

                                 The Group 2 Senior Certificates:

                                 With respect to Collateral Allocation Group 2 concurrently:
                                      1.     96.8440725481% sequentially to the following classes of certificates in the following order of priority:
                                             a.     in an amount up to $530,000 on each Distribution Date, concurrently (x)
                                                    93% to the Class 2-A-3 Certificates and (y) 7% to the Class 2-A-1
                                                    Certficiates, until their respective Class Principal Balances are reduced to zero
                                             b.     sequentially, to the Class 2-A-1 and Class 2-A-3, in that order, until their respective Class Principal Balances are reduced to zero; and
                                             c.     to the Class 2-A-4 Certificates, until its Class Certificate Balance is reduced to zero; and
                                      2.     3.1559274519% to the Class 2-A-5 Certificates, until its Class Principal Balance is reduced to zero.

                                 The Group 3 Senior Certificates:

                                 With respect to Collateral Allocation Group 3 to the Class 3-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 4 Senior Certificates:

                                 With respect to Collateral Allocation Group 4 to the Class 4-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 5 Senior Certificates:

                                 With respect to Collateral Allocation Group 5 to the Class 5-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 6 Senior Certificates:

                                 With respect to Collateral Allocation Group 6 to the Class 6-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 7 Senior Certificates:

                                 With respect to Collateral Allocation Group 7 to the Class 7-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

Senior Termination Date:         The "Senior Termination Date" for a Senior Certificate Group is the date on which the aggregate Class Principal Balance of the Senior Certificates for such Senior Certificate
                                 Group (other than any related Class of Class of A-P Certificates) is reduced to zero.

Trust Tax Status:                One or more REMICs.



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material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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

ERISA Eligibility:               Subject to the considerations in the Prospectus and the Free Writing Prospectus, the Offered
                                 Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:               It is anticipated that the Offered Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration Statement           This term sheet does not contain all information that is required to be included in a
and Prospectus:                  registration statement, or in a base prospectus and prospectus supplement.

                                 The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the
                                 SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                                 The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                                 http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-001150.txt

Risk Factors:                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT AND IN
                                 THE FREE WRITING PROSPECTUS SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT FOR MORGAN STANLEY
                                 MORTGAGE LOAN TRUST 2006-2 TRANSACTION REFERRED FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                 BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Static Pool Information:         Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                                 http://www.morganstanley.com/institutional/abs_spi/Prime_AltA.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.



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material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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                 Weighted Average Life ("WAL") Sensitivity(1)
               To Maturity (of the last maturing Mortgage Loan)



-------------------------------------------------------------------------------------------------------
 Prepay     Prepayment Assumption        0            50            100          150           200
  Speed     (% )
-------------------------------------------------------------------------------------------------------
  2-A-1     WAL (yrs)                  24.57         6.38          1.49          0.91         0.67
            Principal Window          1 - 340       1 - 206       1 - 39        1 - 22       1 - 15
-------------------------------------------------------------------------------------------------------



1. Run using Structuring Assumptions as further described herein.



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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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                    Preliminary Interest Rate Cap Schedule
                         (Subject to final collateral)

    Period         Class 2-A-1 Interest Rate         Strike %        Ceiling %
                   Corridor Notional Balance
      2                 52,338,362.22                 4.85             8.60
      3                 51,359,688.48                 4.85             8.60
      4                 50,266,461.28                 4.85             8.60
      5                 49,061,468.71                 4.85             8.60
      6                 47,747,798.05                 4.85             8.60
      7                 46,328,828.11                 4.85             8.60
      8                 44,808,220.05                 4.85             8.60
      9                 43,189,907.09                 4.85             8.60
      10                41,478,082.78                 4.85             8.60
      11                39,803,362.90                 4.85             8.60
      12                38,165,129.57                 4.85             8.60
      13                36,562,775.17                 4.85             8.60
      14                34,995,702.15                 4.85             8.60
      15                33,463,322.87                 4.85             8.60
      16                31,965,059.44                 4.85             8.60
      17                30,500,343.57                 4.85             8.60
      18                29,068,616.38                 4.85             8.60
      19                27,669,328.27                 4.85             8.60
      20                26,301,938.77                 4.85             8.60
      21                24,965,916.36                 4.85             8.60
      22                23,660,738.36                 4.85             8.60
      23                22,385,890.75                 4.85             8.60
      24                21,140,868.04                 4.85             8.60
      25                19,925,173.16                 4.85             8.60
      26                18,738,317.25                 4.85             8.60
      27                17,579,819.60                 4.85             8.60
      28                16,449,207.45                 4.85             8.60
      29                15,346,015.92                 4.85             8.60
      30                14,269,787.84                 4.85             8.60
      31                13,220,073.60                 4.85             8.60
      32                12,196,431.11                 4.85             8.60
      33                11,198,425.59                 4.85             8.60
      34                10,225,629.48                 4.85             8.60
      35                 9,277,622.34                 4.85             8.60
      36                 8,353,990.69                 4.85             8.60
      37                 7,454,327.94                 4.85             8.60
      38                 6,578,234.25                 4.85             8.60
      39                 5,725,316.42                 4.85             8.60
      40                 4,895,187.78                 4.85             8.60
      41                 4,087,468.09                 4.85             8.60
      42                 3,301,783.45                 4.85             8.60
      43                 2,537,766.13                 4.85             8.60
      44                 1,795,054.54                 4.85             8.60
      45                 1,073,293.11                 4.85             8.60
      46                   372,132.16                 4.85             8.60



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material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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Structuring Assumptions:

     o the Mortgage Loans prepay at the specified constant percentages of the related Prepayment Assumption,

     o no defaults in the payment by mortgagors of principal of and interest on the Mortgage Loans are experienced,

     o scheduled payments on the Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

     o the scheduled monthly payment for each Mortgage Loan is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Mortgage Loan by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

     o prepayments are allocated as described in this prospectus supplement without giving effect to loss and delinquency tests,

     o the initial Class Principal Balance of each Class of Certificates is as set forth on page 2 of this preliminary termsheet,

     o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

     o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

     o the Closing Date of the sale of the Certificates is January 31, 2006,

     o neither the Seller nor any Originator is required to repurchase or substitute for any Mortgage Loan,

     o The Optional Termination is not exercised and a successful auction does not occur,

     o the Mortgage Rate on each Mortgage Loan with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

     o scheduled monthly payments on each Mortgage Loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Mortgage Loan to equal the fully amortizing payment described above, in some cases, following an interest only period, and

     o The pool consists of [45] Mortgage Loans with the following characteristics:


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material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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

                                                          Original      Remaining
      Cut-off                              Current         Term to       Term to        Remaining
        Date              Current            Net           Stated        Stated       Interest-Only
     Principal           Mortgage          Mortgage       Maturity      Maturity         Period
    Balance ($)          Rate (%)          Rate (%)       (Months)      (Months)        (Months)       Loan Group
--------------------- ---------------- ----------------- ------------ -------------- ---------------- --------------
    9,247,246.31       5.3312250957      5.0812250957        180           176             N/A              1
      314,017.78       5.9781063353      5.7281063353        120           112             N/A              1
   48,750,076.93       5.9487901032      5.6987901032        180           177             N/A              1
   34,032,022.58       5.8750000000      5.6250000000        360           357             N/A              2
   11,217,519.47       5.8750000000      5.6250000000        360           357             117              2
   49,045,327.09       6.1593623083      5.9093623083        360           357             N/A              2
   55,512,658.43       6.1093174159      5.8593174159        360           357             117              2
    3,884,003.20       5.7500000000      5.5000000000        360           357             N/A              3
    5,003,065.16       5.8750000000      5.6250000000        360           357             N/A              3
    4,769,996.57       6.0000000000      5.7500000000        360           357             N/A              3
    3,375,570.02       6.1250000000      5.8750000000        360           358             N/A              3
    5,055,363.68       6.2500000000      6.0000000000        360           358             N/A              3
    3,349,153.05       6.3750000000      6.1250000000        360           358             N/A              3
      872,787.65       6.5000000000      6.2500000000        360           358             N/A              3
      449,241.73       6.8750000000      6.6250000000        360           357             N/A              3
      112,000.00       6.3750000000      6.1250000000        360           359             59               3
    1,235,600.00       5.7500000000      5.5000000000        360           357             117              3
    4,525,772.68       5.8750000000      5.6250000000        360           357             117              3
      499,598.17       5.9900000000      5.7400000000        360           354             114              3
    4,457,187.50       6.0000000000      5.7500000000        360           358             118              3
    6,177,114.09       6.1250000000      5.8750000000        360           357             117              3
    4,067,152.00       6.2500000000      6.0000000000        360           357             117              3
    2,611,664.69       6.3750000000      6.1250000000        360           357             117              3
    2,318,505.00       6.5000000000      6.2500000000        360           358             118              3
      139,374.33       5.7500000000      5.5000000000        240           237             N/A              4
      350,090.61       5.8750000000      5.6250000000        240           235             N/A              4
      182,154.81       6.0000000000      5.7500000000        240           232             N/A              4
   13,855,851.15       5.7500000000      5.5000000000        360           357             N/A              4
   33,587,549.80       5.8750000000      5.6250000000        360           357             N/A              4
   22,365,942.65       6.0000000000      5.7500000000        360           357             N/A              4
   11,851,914.20       6.1380437790      5.8750000000        360           357             N/A              4
   17,890,972.63       6.2500000000      6.0000000000        360           358             N/A              4
   12,314,188.74       6.3750000000      6.1250000000        360           357             N/A              4
    5,308,692.58       6.5000000000      6.2500000000        360           358             N/A              4
      708,525.97       6.8750000000      6.6250000000        360           358             N/A              4
    4,037,228.32       5.7500000000      5.5000000000        360           357             117              4
   27,592,820.99       5.8750000000      5.6250000000        360           357             117              4
   23,609,033.22       6.0000000000      5.7500000000        360           357             117              4
   19,961,352.88       6.1250000000      5.8750000000        360           357             117              4
   26,371,902.94       6.2500000000      6.0000000000        360           357             117              4
   12,917,811.16       6.3750000000      6.1250000000        360           358             118              4
   14,197,872.66       6.5000000000      6.2500000000        360           358             118              4
      381,241.91       6.3416661877      6.0916661877        180           179             N/A              5
   23,664,721.76       6.1934431712      5.9434431712        360           357             N/A              5
   14,774,645.29       6.3044468823      6.0544468823        360           357             117              5



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Please refer to important information and qualifications at the end of this material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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                Preliminary Collateral Information for MSM 06-2
                               $145MM Group Size
                Collateral Allocation Group 2: 30yr Jumbo Alt-A
                           Settles on Jan 31st, 2006


                                  Senior/Sub Structure

GWAC                              6.06% (+ / - .10%)

GWAC Range                        5.875% - 6.375%

Pass-Through Rate                 5.75%

Loan maturity (original)          100% 30 yr

WALA                              3 month (+ / - 2)

Average loan size                 $616,000 (+ / - 50k)

Max loan size                     $2,000,000

Average LTV                       66%  (+ / - 10%)

Loans > 80 LTV with no MI         0%

Average FICO                      744 (+ / - 10%)

Minimum FICO                      649

Full / Alt documentation          2% (+ / - 10%)

Max no documentation              20%

Interest Only                     45% (+ / - 10%)

Owner occupied                    86% (+ / - 10%)

Property type                     88% single family detached/PUD  (+ / - 10%)

Investor properties               11% (+ / - 10%)

Loan purpose                      49% cash-out refinance (+ / - 10%)

Prepay penalties                  49% (31% - 3yr, 13% - 5yr) (+ / - 10%)

Simultaneous seconds              25% (+ / - 10%)

Top 3 states                      77% California (+ / - 10%)
                                  5% New York (+ / - 10%)
                                  3% Washington (+ / - 10%)



               Note: All characteristics are preliminary and are
                     subject to the final collateral pool


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material.
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

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                                   EXHIBIT 1

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.


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                                   EXHIBIT 2

FNBN Underwriting Guidelines

The Originator

     First National Bank of Nevada ("FNBN") is a national banking association and a wholly owned subsidiary of First National Bank Holding Company ("FNBHC"). FNBHC is a financial holding company and is also the parent of First National Bank of Arizona. The principal executive office of FNBN's mortgage division is located at 17600 North Perimeter Drive, Scottsdale, Arizona 85255.

     FNBN has been originating mortgage loans since 1998. A large majority of the mortgage loans originated or acquired by FNBN are secured primarily by one- to four-unit family residences. The mortgage loans were originated or acquired through retail, wholesale and correspondent channels or from FNBN's affiliate, First National Bank of Arizona and, in every case, generally in accordance with FNBN's "alternative" underwriting guidelines. In addition, FNBN also originates mortgage loans through joint ventures with various correspondents by which such correspondents identify an applicant and provide the initial loan application. Thereafter, FNBN processes, underwrites and closes the loan. FNBN originates and acquires mortgage loans for purpose of sale into the secondary markets and does not maintain a significant portfolio of mortgage loans. Accordingly, FNBN limits its servicing functions to providing interim servicing of its mortgage loans prior to and immediately after the sale of a pool of mortgage loans.

Underwriting Guidelines

     All of the mortgage loans have been originated either under FNBN's "full" or "alternative" underwriting guidelines (i.e., the underwriting guidelines applicable to the mortgage loans typically are less stringent than the underwriting guidelines established by Fannie Mae or Freddie Mac primarily with respect to the income and/or asset documentation which borrower is required to provide). To the extent the programs reflect underwriting guidelines different from those of Fannie Mae and Freddie Mac, the performance of the mortgage loans thereunder may reflect relatively higher delinquency rates and/or credit losses. In addition, FNBN may make certain exceptions to the underwriting guidelines described herein if, in FNBN's discretion, compensating factors are demonstrated by a prospective borrower.

     In addition to its originations, FNBN also acquires mortgage loans from approved correspondent lenders under a program pursuant to which the correspondent agrees to originate the mortgage loans in accordance with the underwriting guidelines of FNBN. Under these circumstances, the underwriting of a mortgage loan may not have been reviewed (or may have been partially reviewed) by FNBN prior to acquisition of the mortgage loan. In that case, FNBN relies on the representation of the correspondent lender that it has underwritten the mortgage loan in compliance with the underwriting guidelines of FNBN. FNBN generally conducts a quality control review of a sample of these mortgage loans within 45 after the origination or purchase of such mortgage loan. The number of loans reviewed in the quality control process varies based on a variety of factors, including FNBN's prior experience with the correspondent lender and the results of the quality control review process itself.

     FNBN's underwriting guidelines are primarily intended to evaluate the prospective borrower's credit standing and ability to repay the loan, as well as the value and adequacy of the proposed mortgaged property as collateral. A prospective borrower applying for a mortgage loan is required to complete an application, which elicits pertinent information about the prospective borrower including, depending upon the loan program, the prospective borrower's financial condition (assets, liabilities, income and expenses), the property being financed and the type of loan desired. FNBN employs or contracts with underwriters to scrutinize the prospective borrower's credit profile. If required by the underwriting guidelines, employment verification is obtained either from the prospective borrower's employer or through analysis of copies of borrower's federal withholding (IRS W-2) forms and/or current payroll earnings statements. With respect to every prospective borrower, a credit report summarizing the prospective borrower's credit history or non-traditional credit history (in the case of foreign national applicants) is obtained. In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the borrower from other sources, if applicable. With respect to mortgaged property consisting of vacation or second homes, no income derived from the property generally will have been considered for underwriting purposes.


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     Based on the data provided in the application and certain verifications
(if required), a determination will have been made that the borrower's monthly income (if required to be stated or verified) should be sufficient to enable the borrower to meet its monthly obligations on the mortgage loan and other expenses related to the mortgaged property (such as property taxes, standard hazard insurance and other fixed obligations other than housing expenses). Generally, scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance and other fixed obligations equal no more than a specified percentage of the prospective borrower's gross income. The percentage applied varies on a case by case basis depending on a number of underwriting criteria including, but not limited to, the loan-to-value ratio of the mortgage loan or the amount of liquid assets available to the borrower after origination.

     The adequacy of the mortgaged property as security for repayment of the related mortgage loan will generally have been determined by an appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator. All appraisals conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to Fannie Mae and/or Freddie Mac. Appraisers may be staff appraisers employed by the originator or independent appraisers selected in accordance with pre-established appraisal procedure guidelines established by or acceptable to the originator. The appraisal procedure guidelines generally will have required the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property was in good condition and that construction, if new, had been substantially completed. The appraisal generally will have been based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

     FNBN's underwriting guidelines are applied in a standard procedure that is intended to comply with applicable federal and state laws and regulations. However, the application of FNBN's underwriting guidelines does not imply that each specific criterion was satisfied individually. FNBN will have considered a mortgage loan to be originated in accordance with a given set of underwriting guidelines if, based on an overall qualitative evaluation, in FNBN's discretion such mortgage loan is in substantial compliance with such underwriting guidelines or if the borrower can document compensating factors. A mortgage loan may be considered to comply with a set of underwriting guidelines, even if one or more specific criteria included in such underwriting guidelines were not satisfied, if other factors compensated for the criteria that were not satisfied or the mortgage loan is considered to be in substantial compliance with the underwriting guidelines.

     In addition to the "full/alternate" underwriting guidelines, FNBN also originates or purchases loans that have been originated under certain limited documentation programs designed to streamline the loan underwriting process. These "stated income," "no ratio," "no income/no assets," "stated income/stated assets," "no documentation with assets," "no documentation" and "lite documentation" programs may not require income, employment or asset verifications. Generally, in order to be eligible for a limited or no documentation program, the mortgaged property must have a loan-to-value ratio that supports the amount of the mortgage loan and the prospective borrower must have a credit history that demonstrates an established ability to repay indebtedness in a timely fashion.

     Under the full/alternate documentation program, the prospective borrower's employment, income and assets are verified through written or telephonic communication. Alternative methods of employment and income verification generally include using copies of federal withholding forms (IRS W-2) or pay stubs. Alternative methods of asset verification generally include using copies of the borrower's recent bank statements. All loans may be submitted under the full/alternate documentation program.

     Under the stated income documentation and the no ratio programs, more emphasis is placed on a prospective borrower's credit score and on the value and adequacy of the mortgaged property as collateral and other assets of the prospective borrower rather than on income underwriting. The stated income documentation program requires prospective borrowers to provide information regarding their assets and income. Information regarding assets is verified through written communications or bank statements. Information regarding income is not verified. The no ratio program requires prospective borrowers to provide information regarding their assets, which is then verified through written communications or bank statements. The no ratio program does not require prospective borrowers to provide information regarding their income. In both the stated income and no ratio programs, the employment history is verified through written or telephonic communication.


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     Under the no income/no assets program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Income and assets are not stated on the prospective borrower's application. Disclosure of employment is required and verified through written or telephonic communication.

     Under the stated income/stated assets program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Income is stated on the prospective borrower's application but is not verified. Assets are also stated on the application but are not verified. Employment is verified through written or telephonic communication.

     Under the no documentation with assets and no documentation programs, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Under the no documentation with assets program, a prospective borrower's assets are stated and verified through written communication or bank statements. A prospective borrower is not required to provide information regarding income or employment. Under the no documentation with assets program, a prospective borrower's income and employment are not stated or verified but assets are verified. Under the no documentation program, a prospective borrower's income, assets and employment are not stated or verified.

     The lite documentation programs are loan programs for prospective borrowers to obtain mortgage loans that FNBN has determined to be of sub-prime quality. Under these programs, prospective borrowers are generally qualified based on verification of adequate cash flows by means of personal or business bank statements for the previous twelve or twenty-four months.


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                                   EXHIBIT 3

MortgageIT, Inc.

     MortgageIT, Inc. ("MortgageIT") is a New York corporation and a wholly owned subsidiary of MortgageIT Holdings, Inc., a publicly traded real estate investment trust, with an executive and administrative office located in New York, New York. MortgageIT is a full-service residential mortgage banking company that is licensed to originate loans throughout the United States. MortgageIT originates single-family mortgage loans of all types, including prime adjustable-rate mortgage loans and fixed-rate, first lien residential mortgage loans.

     MortgageIT and its predecessors have been in the residential mortgage banking business since 1988, and have originated Mortgage Loans of the type backing the certificates offered hereby since that time. For the year ended December 31, 2005, MortgageIT had an origination portfolio of approximately $29 billion, all of which was secured by one- to four-family residential real properties and individual condominium units.

     The following table describes the size, composition and growth of MortgageIT's total Mortgage Loan production for Fixed/Alt-A Loans over the past three years.


                            December 31, 2003             December 31, 2004              December 31, 2005
                         ------------------------- -------------------------------  ----------------------------
                                         Total                          Total                          Total
                                      Portfolio of                   Portfolio of                  Portfolio of
     Loan Type           Number          Loans          Number          Loans          Number          Loans
--------------------- ------------- ---------------   -----------  ---------------  ------------  ---------------
Fixed/Alt-A Loans...      3,724       636,578,330        3,288       678,957,250       11,366      2,671,604,793



                             Underwriting Standard

     MortgageIT offers a wide variety of mortgage loan products pursuant to various mortgage loan origination programs. The following generally describes the Underwriting Standards with respect to mortgage loans originated pursuant to its "prime" underwriting standards for mortgage loans with non-conforming balances and its "Alt-A" underwriting standards for mortgage loans with documentation requirements that do not conform with agency requirements.

     MortgageIT's underwriting philosophy is to weigh all risk factors inherent in the loan file, giving consideration to the individual transaction, borrower profile, the level of documentation provided and the property used to collateralize the debt. Because each loan is different, MortgageIT expects and encourages underwriters to use professional judgment based on their experience in making a lending decision. MortgageIT underwrites a borrower's creditworthiness based solely on information that MortgageIT believes is indicative of the applicant's willingness and ability to pay the debt they would be incurring.

     Every MortgageIT mortgage loan is secured by a property that has been appraised by a licensed appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation. The appraisers perform on site inspections of the property and report on the neighborhood and property condition in factual and specific terms. Each appraisal contains an opinion of value that represents the appraiser's professional conclusion based market data of sales of comparable properties, a logical analysis with adjustments for differences between the comparable sales and the subject property and the appraiser's judgment. In addition, a MortgageIT underwriter or a mortgage insurance company contract underwriter reviews each appraisal for accuracy and consistency.

     The appraiser's value conclusion is used to calculate the ratio (loan-to-value) of the loan amount to the value of the property. For loans made to purchase a property this ratio is based on the lower of the sales price of the property and the appraised value. MortgageIT sets various maximum loan-to-value ratios based on the loan amount, property type, loan purpose and occupancy of the subject property securing the loan. In general, MortgageIT requires lower loan-to-value ratios for those loans that are perceived to have a higher risk, such as high loan amounts, loans in which additional cash is being taken out on a refinance transaction or loans on second homes. A lower loan-to-value ratio requires a borrower to have more equity in the property, which is a significant additional incentive to the borrower to avoid default on the loan. In addition, for all conventional loans in which the loan-to-value ratio exceeds 80%, MortgageIT requires that a private mortgage insurance company that is approved by Fannie Mae and Freddie Mac insure the loan. Higher loan-to-value ratios require higher coverage levels.


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     The mortgage loans have been originated under "full/alternative", "stated
income/verified assets", "stated income/stated assets", "no documentation" or "no ratio" programs. The "full/alternative" documentation programs generally verify income and assets in accordance with Fannie Mae/Freddie Mac automated underwriting requirements. The stated income/verified assets, stated income/stated assets, no documentation or no ratio programs generally require less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, under both "full/alternative" documentation programs, at least one month of income documentation is provided. This documentation is also required to include year-to-date income or prior year income in case the former is not sufficient to establish consistent income. Generally, under a "stated income verified assets" program, no verification of a mortgagor's income is undertaken by the origination however, verification of the mortgagor's assets is obtained. Under a "stated income/stated assets" program, the originator undertakes no verification of either a mortgagor's income or a mortgagor's assets although both income and assets are stated on the loan application and a "reasonableness test" is applied. Generally, under a "no documentation" program, the mortgagor is not required to state his or her income or assets and therefore, the originator undertakes no verification of such mortgagor's income or assets. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score. Generally, under a "no ratio" program, the mortgagor is not required to disclose their income although the nature of employment is disclosed. Additionally, on a "no ratio" program assets are verified. In all cases, MortgageIT always conducts a verbal verification of employment prior to closing.

     MortgageIT obtains a credit report that summarizes each borrower's credit history. The credit report contains information from the three major credit repositories, Equifax, Experian and TransUnion. These companies have developed scoring models to identify the comparative risk of delinquency among applicants based on characteristics within the applicant's credit report. A borrower's credit score represents a comprehensive view of the borrower's credit history risk factors and is indicative of whether a borrower is likely to default on a loan. Some of the factors used to calculate credit scores are a borrower's incidents of previous delinquency, the number of credit accounts a borrower has, the amount of available credit that a borrower has utilized, the source of a borrower's existing credit, and recent attempts by a borrower to obtain additional credit. Applicants who have higher credit scores will, as a group, have fewer defaults than those who have lower credit scores. The minimum credit score allowed by MortgageIT loan guidelines for non-conforming loans is 620 and the average is typically over 700. For MortgageIT Alt-A products, the minimum credit score is generally 650. If the borrowers do not have a credit score, they must have an alternative credit history showing at least three trade lines with no payments over 60 days past due in the last 12 months.

     In addition to reviewing the borrower's credit history and credit score, MortgageIT underwriters closely review the borrower's housing payment history. In general, for nonconforming loans the borrower should not have made any mortgage payments over 30 days after the due date for the most recent 24 months. In general, for Alt-A loans the borrower may have no more than one payment that was made over 30 days after the due date for the most recent 24 months.

     The Alt-A mortgage loans are generally documented to the requirements of Fannie Mae and Freddie Mac in that the borrower provides the same information on the loan application along with documentation to verify the accuracy of the information on the application such as income, assets, other liabilities, etc. Certain non-conforming stated income or stated asset products allow for less verification documentation than Fannie Mae or Freddie Mac require. Certain Alt-A products also allow for less verification documentation than Fannie Mae or Freddie Mac requires. For these Alt-A products the borrower may not be required to verify employment income, assets required to close or both. For some other Alt-A products the borrower is not required to provide any information regarding employment income, assets required to close or both. Alt-A products with less verification documentation generally have other compensating factors such as higher credit score or lower loan-to-value requirements.

     In order to determine if a borrower qualifies for an Alt-A loan, the loans have been either approved by Fannie Mae's Desktop Underwriter or Freddie Mac's Loan Prospector automated underwriting systems or MortgageIT underwriters have manually underwritten them. Either MortgageIT's underwriting staff or contract underwriters provided by certain mortgage insurance companies have manually approved MortgageIT's Alt-A loan products. For manually underwritten loans, the underwriter must ensure that the borrower's income will support the total housing expense on an ongoing basis. Underwriters may give consideration to borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period. In addition to the monthly housing expense the underwriter must evaluate the borrower's ability to manage all recurring payments on all debts, including the monthly housing expense. When evaluating the ratio of all monthly debt payments to the borrower's monthly income (debt-to-income ratio), the underwriter should be aware of the degree and frequency of credit usage and its impact on the borrower's ability to repay the loan. For example, borrowers who lower their total obligations should receive


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favorable consideration and borrowers with a history of heavy usage and a pattern of slow or late payments should receive less flexibility.

     MortgageIT realizes that there may be some acceptable quality loans that fall outside published guidelines and encourages "common sense" underwriting. Because a multitude of factors are involved in a loan transaction, no set of guidelines can contemplate every potential situation. Therefore, exceptions to these Underwriting Standards are considered, so long as the borrower has other reasonable compensating factors, on a case-by-case basis.


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                                   EXHIBIT 4

GMAC Mortgage Corporation
General
-------

     GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

     GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

     GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

     The diagram below illustrates the ownership structure among the parties affiliated with GMACM.

                       -------------------------------

                          General Motors Corporation

                       -------------------------------
                                      |
                                      |
                                      |
                       -------------------------------

                          General Motors Acceptance
                                 Corporation
                                    (GMAC)

                       -------------------------------
                                      |
                                      |
                                      |
                       -------------------------------

                       Residential Capital Corporation
                                   (ResCap)

                       -------------------------------
                                      |
                                      |
                                      |
                       -------------------------------

                          GMAC Mortgage Corporation

                       -------------------------------

     Servicing Activities

     GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). Attachment A sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

     As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million of residential mortgage loans having an aggregate unpaid principal balance of $232 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 loans having an aggregate unpaid principal balance of over $13.9 billion.


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     As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans.



                                                            ATTACHMENT A

            GMAC MORTAGE CORPORATION PRIMARY SERVICING PORTFOLIO FOR WHICH GMACM HOLDS THE CORRESPONDING SERVICING RIGHTS
                                                           ($ IN MILLIONS)

                                         For the Nine Months
                                         Ended September 30,                      For the Year Ended December 31,

                                                2005                   2004                    2003                   2002
                                       ---------------------- ----------------------- ----------------------- --------------------

                                                    Dollar                  Dollar                  Dollar                Dollar
                                         No. of    Amount of     No. of    Amount of     No. of    Amount of    No. of   Amount of
                                         Loans       Loans       Loans       Loans       Loans       Loans      Loans      Loans
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
Prime conforming mortgage loans        1,380,985   $ 182,644   1,323,249   $ 165,521   1,308,284   $ 153,601  1,418,843  $150,421
Prime non-conforming mortgage loans       66,266      30,739      53,119      23,604      34,041      13,937     36,225    12,543
Government mortgage loans                184,665      18,241     191,844      18,328     191,023      17,594    230,085    21,174
Second-lien mortgage loans               377,049      12,044     350,334      10,374     282,128       7,023    261,416     6,666
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
Total mortgage loans serviced          2,008,965   $ 243,668   1,918,546   $ 217,827   1,815,476   $ 192,155  1,946,569  $190,803



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                                   EXHIBIT 5

               THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, National Association ("Wells Fargo") will act as Securities Administrator and Master Servicer under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicers may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo's principal corporate trust offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Securities Administrator. Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation of all REMIC tax returns on behalf of the issuing entity and the preparation of monthly reports on Form 10-D in regards to distribution and pool performance information and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

Master Servicer. Wells Fargo acts as Master Servicer pursuant to the pooling and servicing agreement. The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicers under the terms of their respective underlying servicing agreements. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of any underlying servicing agreement, the Master Servicer may be required to enforce certain remedies on behalf of the issuing entity and at the direction of the Trustee against such defaulting Servicer. As of November 30, 2005, Wells Fargo was acting as master servicer for approximately 940 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $428,268,679,337.

Wells Fargo serves or has served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

------------------------------------------------------------------------------


                                   EXHIBIT 6


LaSalle Bank National Association will be the trustee and a custodian under the Pooling and Servicing Agreement. LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is a subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation. LaSalle has extensive experience serving as trustee on securitizations of residential mortgage loans. Since January 1994, LaSalle has served as trustee or paying agent on over 325 residential mortgage-backed security transactions involving assets similar to the mortgage loans. As of December 30, 2005, LaSalle's portfolio of residential mortgage-backed security transactions for which it serves as trustee numbers 279 with an outstanding certificate balance of approximately $75.8 billion. The depositor and servicer may maintain other banking relationships in the ordinary course of business with the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603. Attention: Global Securities and Trust Services - MSM 2006-2 or at such other address as the trustee may designate from time to time.

In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the Pooling and Servicing Agreement. LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly quality assurance process. LaSalle uses a licensed collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

LaSalle Bank National Association and Morgan Stanley Mortgage Capital Inc. ("MSMC") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MSMC for certain residential mortgage loans purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MSMC to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the residential mortgage-backed securitization industry providing for the delivery, receipts, review and safekeeping of mortgage loan files.


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This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.
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                                   Page 34
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MORGAN STANLEY                    [GRAPHIC OMITTED]           January 20, 2006
Securitized Products Group         Morgan Stanley

------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives) mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted. Unless otherwise set forth in this material, any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only. Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction. You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication `Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.


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@ 2005 Morgan Stanley
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                                   Page 35

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


                             Preliminary Termsheet

                                [$518,044,000]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-2
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-2

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



                           $518,044,000(Approximate)
                   Morgan Stanley Mortgage Loan Trust 2006-2
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-2

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

                    Wells Fargo Bank, National Association
                               (Master Servicer)

                                                     Transaction Highlights
                                                     ----------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Initial
Offered                                           Expected    Avg Life to   Payment Window         Initial         Subordination
Classes      Description         Balance(2)        Ratings       Mty(1)         Mty (1)       Pass-Through Rate     Level(3)
================================================================================================================================
 1-A(4)   Senior/Fixed Rate     $55,069,000        AAA/Aaa        3.37          1 - 177             5.250%            5.05%
--------------------------------------------------------------------------------------------------------------------------------
 2-A(4)   Senior/Fixed Rate     $141,258,000       AAA/Aaa        4.14          1 - 357             5.750%            5.05%
--------------------------------------------------------------------------------------------------------------------------------
 3-A(4)   Senior/Fixed Rate     $18,542,000        AAA/Aaa        4.14          1 - 358             5.500%            5.05%
--------------------------------------------------------------------------------------------------------------------------------
 4-A(4)   Senior/Fixed Rate     $31,557,000        AAA/Aaa        4.18          1 - 359             6.000%            5.05%
--------------------------------------------------------------------------------------------------------------------------------
 5-A(4)   Senior/Fixed Rate     $154,620,000       AAA/Aaa        4.16          1 - 358             5.500%            5.05%
--------------------------------------------------------------------------------------------------------------------------------
 6-A(4)   Senior/Fixed Rate     $80,138,000        AAA/Aaa        4.19          1 - 358             6.500%            5.05%
--------------------------------------------------------------------------------------------------------------------------------
   7-A      Senior/Net WAC
-----------------------------
   A-R          Senior
-----------------------------
  1-A-P    Senior/Principal
                 Only
-----------------------------
  1-A-X    Senior/Interest
                 Only
-----------------------------
  2-A-P    Senior/Principal
                 Only
-----------------------------
  2-A-X    Senior/Interest                                          Not Offered Hereby
                 Only
-----------------------------
  4-A-X    Senior/Interest
                 Only
-----------------------------
  6-A-X    Senior/Interest
                 Only
-----------------------------
   B-1       Subordinate
-----------------------------
   B-2       Subordinate
-----------------------------
   B-3       Subordinate
-----------------------------
   B-4       Subordinate
-----------------------------
   B-5       Subordinate
-----------------------------
   B-6       Subordinate
--------------------------------------------------------------------------------------------------------------------------------

Notes:
-----

(1)   Based on 100% of the prepayment assumption as described herein.
(2)   Bond sizes subject to a variance of plus or minus 5%.
(3) Subordination Levels are preliminary and subject to final Rating Agency approval and a variance of +/-1.50%.
(4) This class is presented solely for purposes of discussion and is likely to be divided into multiple classes with varying coupons, average lives to maturity and payment windows.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Issuing Entity:                  Morgan Stanley Mortgage Loan Trust 2006-2

Depositor:                       Morgan Stanley Capital I Inc.  The offered certificates will be issued under the depositor's registration statement (File No. 333-104283 with the Securities and Exchange Commission).

Sponsor:                         Morgan Stanley Mortgage Capital Inc.

Originators:                     Morgan Stanley Mortgage Capital Inc. is expected to be the originator for approximately 38.94%,
                                 53.52%, 75.08%, 79.29%, 59.32%, 59.76%, and 65.59% of Collateral Allocation Group 1, Collateral
                                 Allocation Group 2, Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral
                                 Allocation Group 5, Collateral Allocation Group 6, and Collateral Allocation Group 7 Mortgage
                                 Loans, respectively, by principal balance.

                                 Hemisphere National Bank is expected to be the originator for approximately 17.26% of
                                 Collateral Allocation Group 1 Mortgage Loans by principal balance.

                                 First National Bank of Nevada is expected to be the originator for approximately 11.55%,
                                 20.50%, 13.23%, 11.31% of the Collateral Allocation Group 1, Collateral Allocation Group 2,
                                 Collateral Allocation Group 5 and Collateral Allocation Group 6 Mortgage Loans by principal balance. See Exhibit 2.

                                 Mortgage IT, Inc. is expected to be the originator for approximately 16.10%, 15.98%, 21.94%,
                                 10.58%, 24.53%, 24.03%, 24.49% of the Collateral Allocation Group 1, Collateral Allocation
                                 Group 2, Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral Allocation
                                 Group 5, Collateral Allocation Group 6 and Collateral Allocation Group 7 Mortgage Loans by
                                 principal balance. See Exhibit 3.

                                 No other originator is expected to have originated more than 10% of the Mortgage Loans in any
                                 Collateral Allocation Group by principal balance.

Servicers:                       GMAC Mortgage Corporation is expected to be the initial servicer of 93.14% of the aggregate mortgage loans by principal balance. See Exhibit 4. No other servicer is expected to be the direct servicer for more than 10% of the mortgage loans by principal balance. 81.93%

Servicing Fee:                   The Servicing Fee Rate is expected to be 0.250%. For its compensation the Master Servicer will receive reinvestment income on amounts on deposit for the period from between the Servicer
                                 Remittance Date and the Distribution Date. From its compensation, the master servicer will pay the fees of the Securities Administrator, the Trustee and any Custodians ongoing (safekeeping and loan file release only) fees.

Servicer Remittance Date:        Generally, the 18th of the month in which the Distribution Date occurs.

Master Servicer / Securities     Wells Fargo Bank, National Association.  See Exhibit 5.
Administrator

Trustee:                         LaSalle Bank National Association.  See Exhibit 6.

Manager:                         Morgan Stanley (sole lead manager)

Rating Agencies:                 The Offered Certificates are expected to be rated by two out of the three major rating agencies;
                                 Standard & Poor's, Moody's Investors Service or Fitch.

Offered Certificates:            The Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A and Class 6-A Certificates.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Group 1 Senior Certificates:     The Class A-R, Class 1-A, Class 1-A-X, and Class 1-A-P Certificates

Group 2 Senior Certificates:     The Class 2-A, Class 2-A-X and Class 2-A-P Certificates.

Group 3 Senior Certificates:     The Class 3-A Certificates.

Group 4 Senior Certificates:     The Class 4-A and Class 4-A-X Certificates.

Group 5 Senior Certificates:     The Class 5-A Certificates.

Group 6 Senior Certificates:     The Class 6-A and Class 6-A-X Certificates.

Group 7 Senior Certificates:     The Class 7-A Certificates.

Senior Certificates:             Collectively, the Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                 Certificates, Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior
                                 Certificates and Group 7 Senior Certificates or any classes of certificates resulting from the division of the Offered Certificates and having a distribution priority over the Subordinate
                                 Certificates.

Senior Certificate Group:        The Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates,
                                 Group 4 Senior Certificates, Group 5 Senior Certificates, Group 6 Senior Certificates and Group
                                 7 Senior Certificates.

Notional Certificates:           The Class 1-A-X, Class 2-A-X, Class 4-A-X, and Class 6-A-X Certificates.

Subordinate Certificates:        The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates

Other Certificates:              It is anticipated that other classes of certificates will be issued by the Issuing Entity, including [possible] other classes of Senior Certificates related to any Senior Certificate
                                 Group.

Expected Closing Date:           January 31, 2006 through DTC and, upon request only, through Euroclear or Clearstream.

Cut-off Date:                    January 1, 2006.

Forms and Denomination:          The Offered Certificates will be issued in book-entry form and in minimum dollar denominations of
                                 $25,000, with an addition increment of $1,000.

CPR:                             "CPR" represents an assumed constant rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans.

Prepayment Assumption:           CPR starting at approximately 8% CPR in month 1 and increasing to 20% CPR in month 12 (12%/11 increase for each month), and remaining at 20% CPR thereafter.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Credit Enhancement:              Credit enhancement will be provided by:
                                 o        The subordination of one or more classes of the securities of the series
                                 o        The preferential allocation  of some or all of the prepayments on the Mortgage Loans to the Senior Certificates in order to increase the level of subordination in the trust.


Record Date:                     For the Offered Certificates and any Distribution Date, the business day immediately preceding that Distribution Date, or if the Offered Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that Distribution Date.

Accrual Period:                  The interest accrual period (the "Accrual Period") for each class of certificates and any distribution date will be the calendar month immediately prior to the month in which the relevant distribution date occurs.

Distribution Dates:              The 25th of each month, or if such day is not a business day, on the next business day, beginning
                                 February 27, 2006.

Last Scheduled                   The Distribution Date occurring in [February 2036.]
Distribution Date:

Optional Termination:            On any Distribution Date on or after the distribution date in which the aggregate stated
                                 principal balance of the mortgage loans declines to 1% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date, the master servicer shall have the right to purchase all of the mortgage loans and any related REO properties owned by the trust and thereby effect the early retirement of the certificates.  The Master Servicer may assign its Optional
                                 Termination right to a third party.


Mortgage Loans:                  The trust fund will consist of five loan groups, which will be divided into seven separate
                                 Collateral Allocation Groups.

                                 As of the Cut-off Date, the Mortgage Loans consist of 1,831 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans as of the Cut-off Date will be approximately $546,946,532.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 1 consist of 164 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 1 as of the Cut-off Date will be approximately $58,311,341.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 2 consist of 243 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 2 as of the Cut-off Date will be approximately $149,807,528.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 3 consist of 211 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 3 as of the Cut-off Date will be approximately $52,763,775.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 4 consist of 961 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 4 as of the Cut-off Date will be approximately $247,243,280.

                                 As of the Cut-off Date, the Mortgage Loans from loan group 5 consist of 252 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from loan group 5 as of the Cut-off Date will be approximately $38,820,609.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Relationship between             Each of the mortgage loans in Loan Group 1 will be allocated to Collateral Allocation Group 1.
Loan Groups and                  As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 1 consist of 164
Collateral                       fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the
Allocation Groups                Mortgage Loans from Collateral Allocation Group 1 as of the Cut-off Date will be approximately
                                 $58,311,341.

                                 Each of the mortgage loans in Loan Group 2 will be allocated to Collateral Allocation Group 2.
                                 As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 2 consist of 243 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the
                                 Mortgage Loans from Collateral Allocation Group 2 as of the Cut-off Date will be approximately
                                 $149,807,528.

                                 Each of the mortgage loans in Loan Group 3 will be allocated to Collateral Allocation Group 3 and/or Collateral Allocation Group 4 as follows: on the closing date, the scheduled principal balance of each mortgage loan in Loan Group 3 will be allocated, based upon a fraction derived from that mortgage loan's Net Mortgage Rate (in each case, the "applicable fraction"), either
                                 (i) to one Collateral Allocation Group only or (ii) between the two Collateral Allocation
                                 Groups in Loan Group 3. As of the Cut-off Date, the Mortgage Loans from Collateral Allocation
                                 Group 3 consist of 127 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 3 as of the Cut-off
                                 Date will be approximately $19,527,786. Collateral Allocation Group 3 includes 100% of 19 Loan
                                 Group 3 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 108 other
                                 Loan Group 3 Mortgage Loans. As of the Cut-off Date, the Mortgage Loans from Collateral
                                 Allocation Group 4 consist of 192 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 4 as of the
                                 Cut-off Date will be approximately $33,235,989. Collateral Allocation Group 4 includes 100% of
                                 84 Loan Group 3 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 108 other Loan Group 3 Mortgage Loans.

                                 Each of the mortgage loans in Loan Group 4 will be allocated to Collateral Allocation Group 5 and/or Collateral Allocation Group 6 as follows: on the closing date, the scheduled principal balance of each mortgage loan in Loan Group 4 will be allocated, based upon a fraction derived from that mortgage loan's Net Mortgage Rate (in each case, the "applicable fraction"), either
                                 (i) to one Collateral Allocation Group only or (ii) between the two Collateral Allocation
                                 Groups in Loan Group 4 As of the Cut-off Date, the Mortgage Loans from Collateral Allocation
                                 Group 5 consist of 958 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 5 as of the Cut-off
                                 Date will be approximately $162,842,827. Collateral Allocation Group 5 includes 100% of 73 Loan
                                 Group 4 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 885 other
                                 Loan Group 4 Mortgage Loans. As of the Cut-off Date, the Mortgage Loans from Collateral
                                 Allocation Group 6 consist of 888 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the Mortgage Loans from Collateral Allocation Group 6 as of the
                                 Cut-off Date will be approximately $84,400,453. Collateral Allocation Group 6 includes 100% of
                                 3 Loan Group 4 Mortgage Loans and portions (based upon the Applicable Fraction thereof) of 885 other Loan Group 4 Mortgage Loans.


                                 Each of the mortgage loans in Loan Group 5 will be allocated to Collateral Allocation Group 7.
                                 As of the Cut-off Date, the Mortgage Loans from Collateral Allocation Group 7 consist of 252 fixed rate residential, first-lien mortgage loans. The aggregate principal balance of the
                                 Mortgage Loans from Collateral Allocation Group 7 as of the Cut-off Date will be approximately
                                 $38,820,609.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


Relationship between Loan        The certificates with a "1" prefix and the Class A-R Certificates are sometimes referred to as
Groups, Collateral Allocation    the Group 1 Senior Certificates and they correspond to Collateral Allocation Group 1.  The
Groups and Certificate Groups    certificates with a "2" prefix are sometimes referred to as the Group 2 Senior Certificates and they correspond to Collateral Allocation Group 2.  The certificates with a "3" prefix are sometimes referred to as the Group 3 Senior Certificates and they correspond to Collateral
                                 Allocation Group 3.  The certificates with a "4" prefix are sometimes referred to as the Group 4
                                 Senior Certificates and they correspond to Collateral Allocation Group 4.  The certificates with a "5" prefix are sometimes referred to as the Group 5 Senior Certificates and they correspond to
                                 Collateral Allocation Group 5.  The certificates with a "6" prefix are sometimes referred to as the Group 6 Senior Certificates and they correspond to Collateral Allocation Group 6.  The certificates with a "7" prefix are sometimes referred to as the Group 7 Senior Certificates and they correspond to Collateral Allocation Group 7.

                                 The subordinated certificates correspond to all the mortgage loans.

Substitution Adjustment Amount:  The amount by which the balance of any Mortgage Loan that is repurchased from the trust exceeds the balance of any Mortgage Loan which is then substituted.  The entity substituting for a
                                 Mortgage Loan is required to deposit into the trust the Substitution Adjustment Amount.

Liquidated Mortgage Loan:        A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the related Servicer has determined that all recoverable liquidation and insurance proceeds have been received.

Realized Loss:                   A "Realized Loss" for a Liquidated Mortgage Loan is the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

REO Property                     Real Estate owned by the Issuing Entity.

Delinquency:                     As calculated using the MBA methodology, as of the cut-off date, none of the mortgage loans were more than 30 days' delinquent.  No more than 3% of the mortgage loans by aggregate stated
                                 principal balance as of the cut-off date have been delinquent 30 days or more at least once since they were originated.  The servicer of each of these mortgage loans has changed at least one time since they were originated.  A servicing transfer in some cases may have contributed to the delinquency of the mortgage loan.  None of the mortgage loans have been 60 or more days delinquent since they were originated.

Class Principal Balance:         The "Class Principal Balance" of any Class of Certificates as of any Distibution Date is the
                                 initial Class Principal Balance of the Class listed on page 2 of this preliminary termsheet reduced by the sum of (i) all amounts previously distributed to holders of Certificates on the
                                 Class as payments of principal, and (ii) the amount of Realized Losses (including Excess Losses)
                                 on the Mortgage Loan Schedule in the related Loan Group allocated to the Class.

Due Date:                        "Due Date" means, with respect to a Mortgage Loan, the day of the calendar month on which scheduled payments are due on that Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.


Prepayment Period:               "Prepayment Period" generally means for any Mortgage Loan  and any Distribution Date, the calendar month preceding that Distribution Date.


Net Mortgage Rate:               The "Net Mortgage Rate" with respect to any Mortgage Loan is the related Mortgage Rate minus the
                                 Servicing Fee Rate and lender paid mortgage insurance, if any.

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
Applicable Fraction:             The "Applicable Fraction" of each Mortgage Loan in Collateral Allocation Group 1, Collateral
                                 Allocation Group 2 and Collateral Allocation Group 7 is 100%. The Applicable Fraction of each
                                 Mortgage Loan that is allocated to Collateral Allocation Group 3, Collateral Allocation Group
                                 4, Collateral Allocation Group 5 and Collateral Allocation Group 6 is as follows:

                                 --------------------------------------------------------------------------------------------------
                                                                                            Loan Group 3
                                                                  -----------------------------------------------------------------
                                 Net Mortgage Rate of the
                                 Mortgage  Loan                   Collateral Allocation Group 3    Collateral Allocation Group 4
                                 -----------------------------    -----------------------------    -----------------------------
                                 Less than or equal to 5.50%                   100%                              0%

                                 Greater than 5.50% and           (6.00% - Net Mortgage Rate) /    100% - (6.00% - Net Mortgage
                                 less than 6.00%                               0.50%                       Rate) / 0.50%

                                 6.00% and above                                 0%                             100%
                                 --------------------------------------------------------------------------------------------------

                                 --------------------------------------------------------------------------------------------------
                                                                                            Loan Group 4
                                                                  -----------------------------------------------------------------
                                 Net Mortgage Rate of the
                                 Mortgage Loan                     Collateral Allocation Group 5     Collateral Allocation Group 6
                                 -----------------------------     -----------------------------     -----------------------------
                                 Less than or equal to 5.50%                     100%                               0%

                                 Greater than 5.50% and           (6.50% - Net Mortgage Rate) /      100% - (6.50% - Net Mortgage
                                 less than 6.50%                                 1.00%                        Rate) / 1.00%

                                 6.50% and above                                  0%                               100%
                                 --------------------------------------------------------------------------------------------------



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
Non-A-P Percentage:              The Non-A-P Percentage (the "Non-A-P Percentage") with respect to the Applicable Fraction of any Mortgage Loan in Collateral Allocation Group 1 or Collateral Allocation Group 2 with a Net
                                 Mortgage Rate less than the percentage indicated below (each a "Discount Mortgage Loan") will be determined as follows:

                                 ------------------------------------------------------------------------------------------------
                                  Collateral           Net Mortgage Rate for
                                  Allocation          Applicable Fraction of
                                    Group                  Mortgage Loan                               Non-A-P Percentage
                                 ------------------------------------------------------------------------------------------------
                                      1                   Less than 5.25%                    Net Mortgage Rate divided by 5.25%
                                 ------------------------------------------------------------------------------------------------
                                      2                   Less than 5.75%                    Net Mortgage Rate divided by 5.75%
                                 ------------------------------------------------------------------------------------------------

                                 There are no Discount Mortgage Loans or Applicable Fractions of Mortgage Loans that are
                                 Discount Loans in Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral
                                 Allocation Group 5, Collateral Allocation Group 6 or Collateral Allocation Group 7.

                                 The Non-A-P Percentage with respect to each Mortgage Loan or Applicable Fraction of a Mortgage
                                 Loan in Collateral Allocation Group 3, Collateral Allocation Group 4, Collateral Allocation
                                 Group 5 , Collateral Allocation Group 6 or Collateral Allocation Group 7 and with respect to the Applicable Fraction of any Mortgage Loan in in Collateral Allocation Group 1 or Collateral
                                 Allocation Group 2 with a Net Mortgage Rate equal to or greater than the percentage indicated
                                 below (each a "Non-Discount Mortgage Loan") will be 100%:

                                 ------------------------------------------------------------------------------------------------
                                 Collateral Allocation Group         Net Mortgage Rate for Applicable Fraction of Mortgage Loan
                                 ------------------------------------------------------------------------------------------------
                                              1                                    Greater than or equal to 5.25%
                                 ------------------------------------------------------------------------------------------------
                                              2                                    Greater than or equal to 5.75%
                                 ------------------------------------------------------------------------------------------------

                                 All of the Mortgage Loans or Applicable Fractions thereof in Collateral Allocation Group 3,
                                 Collateral Allocation Group 4, Collateral Allocation Group 5, Collateral Allocation Group 6 and
                                 Collateral Allocation Group 7 are Non-Discount Mortgage Loans.


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
A-P Percentage                   The A-P Percentage (the "A-P Percentage") with respect to any Discount Mortgage Loan in any of
                                 Allocation Group 1 or Collateral Allocation Group 2 will be equal to the amount described below:

                                 --------------------------------------------------------------------------------------------------
                                 Collateral Allocation Group          Net Mortgage Rate for Applicable Fraction of Mortgage Loan
                                 --------------------------------------------------------------------------------------------------
                                              1                      (5.25% - Net Mortgage Rate of Collateral Allocation Group 1)
                                                                                           divided by 5.25%
                                 --------------------------------------------------------------------------------------------------
                                              2                      (5.75% - Net Mortgage Rate of Collateral Allocation Group 2)
                                                                                           divided by 5.75%
                                 --------------------------------------------------------------------------------------------------


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
Non-A-P Formula                  The "Non-A-P Formula Principal Amount" for any Distribution Date and Collateral Allocation
Principal Amount:                Group will equal the sum of:

                                 (i)  the sum of the applicable Non-A-P Percentage of

                                      (a) all monthly payments of principal due on the Applicable Fraction of each Mortgage Loan
                                      (other than a Liquidated Mortgage Loan) in that Collateral Allocation Group on the related
                                      Due Date,

                                      (b) the principal portion of the purchase price of the Applicable Fraction of each
                                      Mortgage Loan in that Collateral Allocation Group that was repurchased by the Seller pursuant to the Pooling and Servicing Agreement or the related Originator pursuant to the related underlying mortgage loan purchase agreement as of such Distribution Date,

                                      (c) the Substitution Adjustment Amount in connection with the Applicable Fraction of any deleted Mortgage Loan in that Collateral Allocation Group received with respect to such
                                      Distribution Date,

                                      (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of the Applicable Fraction of Mortgage Loans in that Collateral Allocation Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date,

                                      (e) with respect to the Applicable Fraction of each Mortgage Loan in that Collateral
                                      Allocation Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan allocable to that
                                      Collateral Allocation Group, and

                                      (f) the portion of all partial and full principal prepayments by borrowers on the
                                      Applicable Fraction of Mortgage Loans in that Collateral Allocation Group allocable to that Collateral Allocation Group received during the related Prepayment Period, and

                                 (ii) (A) any Subsequent Recoveries on the Applicable Fraction of the Mortgage Loans in that
                                      Collateral Allocation Group received during the calendar month preceding the month of the
                                      Distribution Date, or (B) with respect to Subsequent Recoveries attributable to the
                                      Applicable Fraction of a Discount Mortgage Loan in that Collateral Allocation Group which incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support
                                      Depletion Date, the Non-A-P Percentage of any Subsequent Recoveries allocable to that
                                      Collateral Allocation Group received during the calendar month preceding the month of such
                                      Distribution Date.

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
Senior Principal                 The "Senior Principal Distribution Amount" for any Distribution Date and Collateral Allocation
Distribution Amount:             Group will equal the sum of

                                 othe related Senior Percentage of the applicable Non-A-P Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-A-P Principal Amount for that
                                 Collateral Allocation Group and Distribution Date,

                                 ofor each Mortgage Loan in that Collateral Allocation Group that became a Liquidated Mortgage
                                 Loan during the calendar month preceding the month of the Distribution Date, the portion (by
                                 Applicable Fraction, allocable to that Collateral Allocation Group, of the lesser of

                                      o  the related Senior Percentage of the applicable Non-A-P Percentage of the Stated
                                      Principal Balance of the Mortgage Loan and

                                      o  either (i) the related Senior Prepayment Percentage of the applicable Non-A-P Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage
                                      Loan or (ii) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the related Senior Percentage of the applicable Non-A-P
                                      Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

                                 o the related Senior Prepayment Percentage of the applicable Non-A-P Percentage of amounts described in subclause (f) of clause (i) of the definition of Non-A-P Formula Principal Amount for that Collateral Allocation Group and Distribution Date, and

                                 o the related Senior Prepayment Percentage for that Collateral Allocation Group of any
                                 Subsequent Recoveries on any Mortgage Loans in the related Loan Group and allocable (based upon
                                 Applicable Fraction) to that Collateral Allocation Group described in clause (ii) of the definition of Non-A-P Formula Principal Amount for the Distribution Date;

                                 provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained in a related
                                 Loan Group that is not a Liquidated Mortgage Loan, that Senior Principal Distribution Amount for that Collateral Allocation Group will be reduced on the related Distribution Date by the related Senior Percentage of the applicable Non-A-P Percentage of the principal portion of the
                                 Bankruptcy Loss allocable to that Collateral Allocation Group; provided, further, however, that on any Distribution Date after the sixth Senior Termination Date, the Senior Principal
                                 Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to the
                                 Applicable Fractions of the Mortgage Loans in the related Collateral Allocation Group. .

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
Senior Percentage:               The "Senior Percentage" for any Senior Certificate Group and Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior Certificates of such Senior Certificate Group (other than any related
                                 Classes of Notional Amount Certificates and any related Class of Class A-P Certificates)
                                 immediately before such Distribution Date and the denominator of which is the applicable Non-A-P
                                 Percentage of the Collateral Allocation Group Principal Balance as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments in the
                                 Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the sixth Senior Termination Date, the Senior Percentage of the remaining Senior
                                 Certificate Group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Balances of each Class of Senior Certificates (other than any related Classes of Notional Amount Certificates and any related Class of Class A-P Certificates)
                                 of such remaining Senior Certificate Group immediately prior to such date, and the denominator of which is the aggregate of the Class Principal Balances of all Classes of Certificates (other than any related Classes of Notional Amount Certificates and any related Class of Class A-P
                                 Certificates) immediately prior to such Distribution Date.

                                 For any Distribution Date on and prior to the sixth Senior Termination Date, the "Subordinated
                                 Percentage" for the portion of the Subordinated Certificates relating to a Collateral
                                 Allocation Group will be calculated as the difference between 100% and the Senior Percentage of the Senior Certificate Group relating to that Collateral Allocation Group on such Distribution
                                 Date. After the sixth Senior Termination Date, the Subordinated Percentage will represent the entire interest of the Subordinated Certificates in the Mortgage Pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.


Senior Prepayment Percentage:    The "Senior Prepayment Percentage" of a Senior Certificate Group for any Distribution Date
                                 occurring during the five years beginning on the first Distribution Date will equal 100%.
                                 Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the Senior Certificates (other than any related Classes of Notional Amount Certificates and any related Class of Class A-P Certificates)
                                 which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the Mortgage Loans evidenced by the Subordinated Certificates.
                                 Increasing the respective interest of the Subordinated Certificates relative to that of the
                                 Senior Certificates is intended to preserve the availability of the subordination provided by the
                                 Subordinated Certificates.

                                 The Senior Prepayment Percentage of a Senior Certificate Group for any Distribution Date
                                 occurring on or after the fifth anniversary of the first Distribution Date will be as follows:
                                 for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70%
                                 of the related Subordinated Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated
                                 Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for such
                                 Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior
                                 Percentage plus 20% of the related Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date
                                 (unless on any Distribution Date the Senior Percentage of a Senior Certificate Group exceeds the initial Senior Percentage of such Senior Certificate Group as of the Closing Date, in which case such Senior Prepayment Percentage for such Distribution Date will once again equal 100%).


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
Loss and Delinquency Tests:      Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any
                                 Collateral Allocation Group will occur unless both of the step down conditions listed below are satisfied with respect to each Collateral Allocation Group:

                                   o    the outstanding principal balance of the Applicable Fraction of all Mortgage Loans in a
                                        Collateral Allocation Group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the Trust Fund and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the fourth Senior Termination Date, the
                                        Subordinated Percentage for such Collateral Allocation Group of the aggregate of the applicable Non-A-P Percentage of the Collateral Allocation Group Principal Balance, or
                                        (b) if such date is after the fourth Senior Termination Date, the aggregate Class
                                        Principal Balance of the Subordinated Certificates, does not equal or exceed 50% of the aggregate principal balance of the Subordinated Certificates on that Distribution Date,
                                        and

                                   o    cumulative Realized Losses on all of the Mortgage Loans do not exceed
                                        o  commencing with the Distribution Date on the fifth anniversary of the first
                                           Distribution Date, 30% of the aggregate Class Principal Balance of the Subordinated
                                           Certificates as of the Closing Date (with respect to the Subordinated Certificates, the "original subordinate principal balance"),
                                        o  commencing with the Distribution Date on the sixth anniversary of the first
                                           Distribution Date, 35% of the original subordinate principal balance,
                                        o  commencing with the Distribution Date on the seventh anniversary of the first
                                           Distribution Date, 40% of the original subordinate principal balance,
                                        o  commencing with the Distribution Date on the eighth anniversary of the first
                                           Distribution Date, 45% of the original subordinate principal balance, and
                                        o  commencing with the Distribution Date on the ninth anniversary of the first
                                           Distribution Date, 50% of the original subordinate principal balance.

Allocation of Realized Losses:   Any realized losses (other than Excess Losses) on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the related senior certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

                                 On each Distribution Date, Excess Losses on the Applicable Fraction of the Mortgage Loans in a
                                 Collateral Allocation Group will be allocated among the classes of senior certificates in the related Senior Certificate Group and the subordinated certificates pro rata, based on their
                                 Class Certificate Balances.

Excess Loss                      Excess Losses are special hazard, fraud or bankruptcy losses that exceed levels specified by the Rating Agencies based on their analysis of the Mortgage Loans.

Senior Credit Support            The "Senior Credit Support Depletion Date" is the date on which the aggregate Class Principal
Depletion Date:                  Balance of the Subordinated Certificates has been reduced to zero.

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
Senior Principal Distribution:   On each Distribution Date, each Non-A-P Formula Principal Amount, up to the amount of the related Senior Principal Distribution Amount for such Distribution Date, will be distributed as principal of the following Classes of Senior Certificates, in the following order of priority:

                                 The Group 1 Senior Certificates:

                                 With respect to Collateral Allocation Group 1, sequentially to the Class A-R and Class 1-A
                                 Certificates, in that order until their respective Class Principal Balances are reduced to zero.

                                 The Group 2 Senior Certificates:

                                 With respect to Collateral Allocation Group 2 to the Class 2-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 3 Senior Certificates:

                                 With respect to Collateral Allocation Group 3 to the Class 3-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 4 Senior Certificates:

                                 With respect to Collateral Allocation Group 4 to the Class 4-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 5 Senior Certificates:

                                 With respect to Collateral Allocation Group 5 to the Class 5-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 6 Senior Certificates:

                                 With respect to Collateral Allocation Group 6 to the Class 6-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

                                 The Group 7 Senior Certificates:

                                 With respect to Collateral Allocation Group 7 to the Class 7-A Certificates, until its Class
                                 Principal Balance is reduced to zero.

Senior Termination Date:         The "Senior Termination Date" for a Senior Certificate Group is the date on which the aggregate
                                 Class Principal Balance of the Senior Certificates for such Senior Certificate Group (other than any related Class of Class of A-P Certificates) is reduced to zero.

Trust Tax Status:                One or more REMICs.

ERISA Eligibility:               Subject to the considerations in the Prospectus and the Free Writing Prospectus, the Offered
                                 Certificates are ERISA eligible and may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the
                                 Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan.

SMMEA Eligibility:               It is anticipated that the Offered Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration Statement and       This term sheet does not contain all information that is required to be included in a
Prospectus:                      registration statement, or in a base prospectus and prospectus supplement.

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
                                 The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Issuing Entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the
                                 Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649. The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                                 http://www.sec.gov/Archives/edgar/data/762153/000091412105001150/0000914121-05-001150.txt

Risk Factors:                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT AND IN THE
                                 FREE WRITING PROSPECTUS SUPPLEMENT AND THE PROSPECTUS SUPPLEMENT FOR MORGAN STANLEY MORTGAGE
                                 LOAN TRUST 2006-2 TRANSACTION REFERRED FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                 CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Static Pool Information:         Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate mortgage loans secured by first-mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                                 http://www.morganstanley.com/institutional/abs_spi/Prime_AltA.html.  On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past two years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than two years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet.  In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates.  Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.


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
                                           Weighted Average Life ("WAL") Sensitivity(1)
                                         To Maturity (of the last maturing Mortgage Loan)


             -------------------------------------------------------------------------------------------------------
             Prepay     Prepayment Assumption        0            50            100          150           200
               Speed    (% )
             -------------------------------------------------------------------------------------------------------
                1-A     WAL (yrs)                   8.42         5.15          3.37          2.35         1.73
                        Principal Window          1 - 177       1 - 177       1 - 177      1 - 177       1 - 79
             -------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------
             Prepay     Prepayment Assumption        0            50            100          150           200
               Speed    (% )
             -------------------------------------------------------------------------------------------------------
                2-A     WAL (yrs)                  20.30         7.84          4.14          2.61         1.84
                        Principal Window          1 - 357       1 - 357       1 - 357      1 - 357       1 - 79
             -------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------
             Prepay     Prepayment Assumption        0            50            100          150           200
               Speed    (% )
             -------------------------------------------------------------------------------------------------------
                3-A     WAL (yrs)                  20.22         7.83          4.14          2.62         1.85
                        Principal Window          1 - 358       1 - 358       1 - 358      1 - 358       1 - 79
             -------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------
             Prepay     Prepayment Assumption        0            50            100          150           200
               Speed    (% )
             -------------------------------------------------------------------------------------------------------
                4-A     WAL (yrs)                  20.60         7.93          4.18          2.65         1.87
                        Principal Window          1 - 359       1 - 359       1 - 359      1 - 359       1 - 80
             -------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------
             Prepay     Prepayment Assumption        0            50            100          150           200
               Speed    (% )
             -------------------------------------------------------------------------------------------------------
                5-A     WAL (yrs)                  20.37         7.87          4.16          2.62         1.85
                        Principal Window          1 - 358       1 - 358       1 - 358      1 - 358       1 - 79
             -------------------------------------------------------------------------------------------------------

             -------------------------------------------------------------------------------------------------------
             Prepay     Prepayment Assumption        0            50            100          150           200
               Speed    (% )
             -------------------------------------------------------------------------------------------------------
                6-A     WAL (yrs)                  20.74         7.96          4.19          2.65         1.86
                        Principal Window          1 - 358       1 - 358       1 - 358      1 - 358       1 - 79
             -------------------------------------------------------------------------------------------------------


1. Run using Structuring Assumptions as further described herein.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Structuring Assumptions:

   o the Mortgage Loans prepay at the specified constant percentages of the related Prepayment Assumption,

   o no defaults in the payment by mortgagors of principal of and interest on the Mortgage Loans are experienced,

   o scheduled payments on the Mortgage Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed before giving effect to prepayments received on the last day of the prior month,

   o the scheduled monthly payment for each Mortgage Loan is calculated based on its principal balance, mortgage rate and remaining term to stated maturity, so that each Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Mortgage Loan by its remaining term to stated maturity, in some cases following an interest only period, as indicated in the table below,

   o prepayments are allocated as described in this prospectus supplement without giving effect to loss and delinquency tests,

   o the initial Class Principal Balance of each Class of Certificates is as set forth on page 2 of this preliminary termsheet,

   o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Mortgage Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date,

   o distributions in respect of the Certificates are received in cash on the 25th day of each month commencing in the calendar month following the Closing Date,

   o    the Closing Date of the sale of the Certificates is January 31, 2006,

   o neither the Seller nor any Originator is required to repurchase or substitute for any Mortgage Loan,

   o The Optional Termination is not exercised and a successful auction does not occur,

   o the Mortgage Rate on each Mortgage Loan with an adjustable Mortgage Rate will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Index plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Initial and Subsequent Periodic Rate Caps (as applicable), set forth in the table below,

   o scheduled monthly payments on each Mortgage Loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such Mortgage Loan to equal the fully amortizing payment described above, in some cases, following an interest only period, and

   o The pool consists of [45] Mortgage Loans with the following characteristics:


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                                          Original      Remaining
      Cut-off                              Current         Term to       Term to        Remaining
        Date              Current            Net           Stated        Stated       Interest-Only
     Principal           Mortgage          Mortgage       Maturity      Maturity         Period
    Balance ($)          Rate (%)          Rate (%)       (Months)      (Months)        (Months)       Loan Group
--------------------------------------------------------------------------------------------------------------------
    9,247,246.31       5.3312250957      5.0812250957        180           176             N/A              1
      314,017.78       5.9781063353      5.7281063353        120           112             N/A              1
   48,750,076.93       5.9487901032      5.6987901032        180           177             N/A              1
   34,032,022.58       5.8750000000      5.6250000000        360           357             N/A              2
   11,217,519.47       5.8750000000      5.6250000000        360           357             117              2
   49,045,327.09       6.1593623083      5.9093623083        360           357             N/A              2
   55,512,658.43       6.1093174159      5.8593174159        360           357             117              2
    3,884,003.20       5.7500000000      5.5000000000        360           357             N/A              3
    5,003,065.16       5.8750000000      5.6250000000        360           357             N/A              3
    4,769,996.57       6.0000000000      5.7500000000        360           357             N/A              3
    3,375,570.02       6.1250000000      5.8750000000        360           358             N/A              3
    5,055,363.68       6.2500000000      6.0000000000        360           358             N/A              3
    3,349,153.05       6.3750000000      6.1250000000        360           358             N/A              3
      872,787.65       6.5000000000      6.2500000000        360           358             N/A              3
      449,241.73       6.8750000000      6.6250000000        360           357             N/A              3
      112,000.00       6.3750000000      6.1250000000        360           359             59               3
    1,235,600.00       5.7500000000      5.5000000000        360           357             117              3
    4,525,772.68       5.8750000000      5.6250000000        360           357             117              3
      499,598.17       5.9900000000      5.7400000000        360           354             114              3
    4,457,187.50       6.0000000000      5.7500000000        360           358             118              3
    6,177,114.09       6.1250000000      5.8750000000        360           357             117              3
    4,067,152.00       6.2500000000      6.0000000000        360           357             117              3
    2,611,664.69       6.3750000000      6.1250000000        360           357             117              3
    2,318,505.00       6.5000000000      6.2500000000        360           358             118              3
      139,374.33       5.7500000000      5.5000000000        240           237             N/A              4
      350,090.61       5.8750000000      5.6250000000        240           235             N/A              4
      182,154.81       6.0000000000      5.7500000000        240           232             N/A              4
   13,855,851.15       5.7500000000      5.5000000000        360           357             N/A              4
   33,587,549.80       5.8750000000      5.6250000000        360           357             N/A              4
   22,365,942.65       6.0000000000      5.7500000000        360           357             N/A              4
   11,851,914.20       6.1380437790      5.8750000000        360           357             N/A              4
   17,890,972.63       6.2500000000      6.0000000000        360           358             N/A              4
   12,314,188.74       6.3750000000      6.1250000000        360           357             N/A              4
    5,308,692.58       6.5000000000      6.2500000000        360           358             N/A              4
      708,525.97       6.8750000000      6.6250000000        360           358             N/A              4
    4,037,228.32       5.7500000000      5.5000000000        360           357             117              4
   27,592,820.99       5.8750000000      5.6250000000        360           357             117              4
   23,609,033.22       6.0000000000      5.7500000000        360           357             117              4
   19,961,352.88       6.1250000000      5.8750000000        360           357             117              4
   26,371,902.94       6.2500000000      6.0000000000        360           357             117              4
   12,917,811.16       6.3750000000      6.1250000000        360           358             118              4
   14,197,872.66       6.5000000000      6.2500000000        360           358             118              4
      381,241.91       6.3416661877      6.0916661877        180           179             N/A              5
   23,664,721.76       6.1934431712      5.9434431712        360           357             N/A              5
   14,774,645.29       6.3044468823      6.0544468823        360           357             117              5



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



                Preliminary Collateral Information for MSM 06-2
                               $57MM Group Size
                   Collateral Allocation Group 1: 15yr Alt-A
                           Settles on Jan 31st, 2006


                             Senior/Sub Structure

GWAC                                5.85% (+ / - .10%)

GWAC Range                          5.000% - 7.500%

Pass-Through Rate                   5.25%

Loan maturity (original)            99% 15 yr, 1% 10yr

WALA                                3 month (+ / - 2)

Average loan size                   $356,000 (+ / - 50k)

Conforming Balance                  27% (+ / - 10%)

Max loan size                       $2,000,000

Average LTV                         62%  (+ / - 10%)

Loans > 80 LTV with no MI           0%

Average FICO                        722 (+ / - 10%)

Minimum FICO                        626

Full / Alt documentation            7% (+ / - 10%)

Max no documentation                25%

Interest Only                       0.00% (+ / - 10%)

Owner occupied                      84% + / - 10

Property type                       86% single family detached/PUD  (+ / - 10%)

Investor properties                 9% (+ / - 10%)

Loan purpose                        61% cash-out refinance (+ / - 10%)

Prepay penalties                    36% (21% - 3yr, 8% - 5yr) (+ / - 10%)

Simultaneous seconds                12% (+ / - 10%)

Top 3 states                        38% California (+ / - 10%)
                                    22% New York (+ / - 10%)
                                    10% Florida (+ / - 10%)



    Note: All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


                Preliminary Collateral Information for MSM 06-2
                               $145MM Group Size
                Collateral Allocation Group 2: 30yr Jumbo Alt-A
                           Settles on Jan 31st, 2006


                             Senior/Sub Structure

GWAC                               6.06% (+ / - .10%)

GWAC Range                         5.875% - 6.375%

Pass-Through Rate                  5.75%

Loan maturity (original)           100% 30 yr

WALA                               3 month (+ / - 2)

Average loan size                  $616,000 (+ / - 50k)

Max loan size                      $2,000,000

Average LTV                        66%  (+ / - 10%)

Loans > 80 LTV with no MI          0%

Average FICO                       744 (+ / - 10%)

Minimum FICO                       649

Full / Alt documentation           2% (+ / - 10%)

Max no documentation               20%

Interest Only                      45% (+ / - 10%)

Owner occupied                     86% (+ / - 10%)

Property type                      88% single family detached/PUD  (+ / - 10%)

Investor properties                11% (+ / - 10%)

Loan purpose                       49% cash-out refinance (+ / - 10%)

Prepay penalties                   49% (31% - 3yr, 13% - 5yr) (+ / - 10%)

Simultaneous seconds               25% (+ / - 10%)

Top 3 states                       77% California (+ / - 10%)
                                   5% New York (+ / - 10%)
                                   3% Washington (+ / - 10%)


       Note: All characteristics are preliminary and are subject to the final collateral pool



--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




                Preliminary Collateral Information for MSM 06-2
                               $19MM Group Size
   Collateral Allocation Group 3: 30yr Conforming Balance Investor Property
                           Settles on Jan 31st, 2006


                             Senior/Sub Structure

GWAC                                5.90% (+ / - .10%)

GWAC Range                          5.750% - 6.125%

Pass-Through Rate                   5.5%

Loan maturity (original)            100% 30 yr

WALA                                3 month (+ / - 2)

Average loan size                   $304,000 (+ / - 50k)

Conforming Balance                  100%

Max loan size                       $615,000

Average LTV                         56% (+ / - 10%)

Loans > 80 LTV with no MI           0%

Average FICO                        733 (+ / - 10%)

Minimum FICO                        626

Limited documentation               46% (+ / - 10%)

Max no documentation                20%

Interest Only                       44% (+ / - 10%)

Property type                       57% single family detached/PUD (+ / - 10%)

Investor properties                 100%

Loan purpose                        64% cash-out refinance (+ / - 10%)

Prepay penalties                    73% (50%  - 3yr, 12% - 5yr) (+ / - 10%)

Simultaneous seconds                4% (+ / - 10%)

Top 3 states                        83% California (+ / - 10%)
                                    4% Virginia (+ / - 10%)
                                    4% Hawaii (+ / - 10%)

       Note: All characteristics are preliminary and are subject to the final collateral pool


                Preliminary Collateral Information for MSM 06-2
                               $32MM Group Size
   Collateral Allocation Group 4: 30yr Conforming Balance Investor Property
                           Settles on Jan 31st, 2006


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                             Senior/Sub Structure

GWAC                                6.22% (+ / - .10%)

GWAC Range                          5.875% - 6.875%

Pass-Through Rate                   6.00%

Loan maturity (original)            100% 30 yr

WALA                                3 month (+ / - 2)

Average loan size                   $300,000 (+ / - 50k)

Conforming Balance                  100%

Max loan size                       $615,000

Average LTV                         61% (+ / - 10%)

Loans > 80 LTV with no MI           0%

Average FICO                        732 (+ / - 10%)

Minimum FICO                        626

Limited documentation               60% (+ / - 10%)

Max no documentation                15%

Interest Only                       52% (+ / - 10%)

Property type                       56% single family detached/PUD (+ / - 10%)

Investor properties                 100%

Loan purpose                        52% cash-out refinance (+ / - 10%)

Prepay penalties                    63% (35% - 3yr, 11% - 5yr) (+ / - 10%)

Simultaneous seconds                10% (+ / - 10%)

Top 3 states                        70% California (+ / - 10%)
                                    4% New York (+ / - 10%)
                                    4% Arizona (+ / - 10%)

       Note: All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------





                Preliminary Collateral Information for MSM 06-2
                               $158MM Group Size
         Collateral Allocation Group 5: 30yr Conforming Balance Alt-A
                           Settles on Jan 31st, 2006


                             Senior/Sub Structure

GWAC                                6.02% (+ / - .10%)

GWAC Range                          5.75% - 6.500%

Pass-Through Rate                   5.50%

Loan maturity (original)            99.6% 30 yr, <1% 20yr

WALA                                3 month (+ / - 2)

Average loan size                   $292,000 (+ / - 50k)

Conforming Balance                  100%

Max loan size                       $750,000

Average LTV                         65%  (+ / - 10%)

Loans > 80 LTV with no MI           0%

Average FICO                        718 (+ / - 10%)

Minimum FICO                        618

Full / Alt documentation            5% (+ / - 10%)

Max no documentation                30%

Interest Only                       49% (+ / - 10%)

Owner occupied                      96% (+ / - 10%)

Property type                       84% single family detached/PUD (+ / - 10%)

Investor properties                 0% (+ / - 10%)

Loan purpose                        54% cash-out refinance (+ / - 10%)

Prepay penalties                    73% (46% - 3yr, 16% - 5yr) (+ / - 10%)

Simultaneous seconds                30% (+ /- 10%)

Top 3 states                        61% California (+ / - 10%)
                                    6% Florida (+ / - 10%)
                                    4% Arizona (+ / - 10%)

       Note: All characteristics are preliminary and are subject to the final collateral pool




--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




                Preliminary Collateral Information for MSM 06-2
                               $82MM Group Size
         Collateral Allocation Group 6: 30yr Conforming Balance Alt-A
                           Settles on Jan 31st, 2006


                             Senior/Sub Structure

GWAC                             6.24% (+ / - .10%)

GWAC Range                       5.875% - 6.875%

Pass-Through Rate                6.50%

Loan maturity (original)         99.9% 30 yr, <1% 20yr

WALA                             3 month (+ / - 2)

Average loan size                $294,000 (+ / - 50k)

Conforming Balance               100%

Max loan size                    $750,000

Average LTV                      68% (+ / - 10%)

Loans > 80 LTV with no MI        0%

Average FICO                     714 (+ / - 10%)

Minimum FICO                     618

Full / Alt documentation         5% (+ / - 10%)

Max no documentation             25%

Interest Only                    58% (+ / - 10%)

Owner occupied                   97% (+ / - 10%)

Property type                    83% single family detached/PUD (+ / - 10%)

Investor properties              0% (+ / - 10%)

Loan purpose                     53% cash-out refinance (+ / - 10%)

Prepay penalties                 69% (42% - 3yr, 16% - 5yr) (+ / - 10%)

Simultaneous seconds             36% (+ / - 10%)

Top 3 states                     52% California (+ / - 10%)
                                 7% Florida  (+ / - 10%)
                                 6% New York (+ / - 10%)

       Note: All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



                Preliminary Collateral Information for MSM 06-2
                               $38MM Group Size
               Collateral Allocation Group 7: Affordable Housing
                           Settles on Jan 31st, 2006


                             Senior/Sub Structure

GWAC                               6.237% (+ / - .10%)

GWAC Range                         4.875% - 8.375%

NWAC                               5.987%

Loan maturity (original)           99% 30 yr, 1% 15yr

WALA                               3 month (+ / - 2)

Average loan size                  $154,000 (+ / - 50k)

Conforming Balance                 100%

Max loan size                      $452,000

Average LTV                        79%  (+ / - 10%)

Loans > 80 LTV with no MI          0%

Average FICO                       728 (+ / - 10%)

Minimum FICO                       629

Full / Alt documentation           55% (+ / - 10%)

Max no documentation               0%

Interest Only                      38% (+ / - 10%)

Owner occupied                     100% (+ / - 10%)

Property type                      83% single family detached/PUD (+ / - 10%)

Investor properties                0% (+ / - 10%)

Loan purpose                       0% cash-out refinance (+ / - 10%)

Prepay penalties                   34% (24% - 3yr, 6% - 5yr) (+ / - 10%)

Simultaneous seconds               79% (+ / - 10%)

Top 3 states                       11% Washington (+ / - 10%)
                                   9%  California (+ / - 10%)
                                   8%  Texas (+ / - 10%)

       Note: All characteristics are preliminary and are subject to the final collateral pool


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


                                   EXHIBIT 1

The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at the date of determination and the denominator of which is (a) in the case of a purchase, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan, or (b) in the case of a refinance, the appraised value of the Mortgaged Property at the time of such refinance. No assurance can be given that the value of any Mortgaged Property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the Loan-to-Value Ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to such Mortgage Loans.

As set forth in the "FICO Scores" tables above, credit scores have been supplied with respect to the mortgagors. Credit scores are obtained by many mortgage lenders in connection with mortgage loan applications to help assess a borrower's credit-worthiness. Credit scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The credit score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a credit score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that a credit score will be an accurate predictor of the likely risk or quality of the related mortgage loan.


--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



                                   EXHIBIT 2

FNBN Underwriting Guidelines

The Originator

         First National Bank of Nevada ("FNBN") is a national banking association and a wholly owned subsidiary of First National Bank Holding Company ("FNBHC"). FNBHC is a financial holding company and is also the parent of First National Bank of Arizona. The principal executive office of FNBN's mortgage division is located at 17600 North Perimeter Drive, Scottsdale, Arizona 85255.

         FNBN has been originating mortgage loans since 1998. A large majority of the mortgage loans originated or acquired by FNBN are secured primarily by one- to four-unit family residences. The mortgage loans were originated or acquired through retail, wholesale and correspondent channels or from FNBN's affiliate, First National Bank of Arizona and, in every case, generally in accordance with FNBN's "alternative" underwriting guidelines. In addition, FNBN also originates mortgage loans through joint ventures with various correspondents by which such correspondents identify an applicant and provide the initial loan application. Thereafter, FNBN processes, underwrites and closes the loan. FNBN originates and acquires mortgage loans for purpose of sale into the secondary markets and does not maintain a significant portfolio of mortgage loans. Accordingly, FNBN limits its servicing functions to providing interim servicing of its mortgage loans prior to and immediately after the sale of a pool of mortgage loans.

Underwriting Guidelines

         All of the mortgage loans have been originated either under FNBN's "full" or "alternative" underwriting guidelines (i.e., the underwriting guidelines applicable to the mortgage loans typically are less stringent than the underwriting guidelines established by Fannie Mae or Freddie Mac primarily with respect to the income and/or asset documentation which borrower is required to provide). To the extent the programs reflect underwriting guidelines different from those of Fannie Mae and Freddie Mac, the performance of the mortgage loans thereunder may reflect relatively higher delinquency rates and/or credit losses. In addition, FNBN may make certain exceptions to the underwriting guidelines described herein if, in FNBN's discretion, compensating factors are demonstrated by a prospective borrower.

         In addition to its originations, FNBN also acquires mortgage loans from approved correspondent lenders under a program pursuant to which the correspondent agrees to originate the mortgage loans in accordance with the underwriting guidelines of FNBN. Under these circumstances, the underwriting of a mortgage loan may not have been reviewed (or may have been partially reviewed) by FNBN prior to acquisition of the mortgage loan. In that case, FNBN relies on the representation of the correspondent lender that it has underwritten the mortgage loan in compliance with the underwriting guidelines of FNBN. FNBN generally conducts a quality control review of a sample of these mortgage loans within 45 after the origination or purchase of such mortgage loan. The number of loans reviewed in the quality control process varies based on a variety of factors, including FNBN's prior experience with the correspondent lender and the results of the quality control review process itself.

         FNBN's underwriting guidelines are primarily intended to evaluate the prospective borrower's credit standing and ability to repay the loan, as well as the value and adequacy of the proposed mortgaged property as collateral. A prospective borrower applying for a mortgage loan is required to complete an application, which elicits pertinent information about the prospective borrower including, depending upon the loan program, the prospective borrower's financial condition (assets, liabilities, income and expenses), the property being financed and the type of loan desired. FNBN employs or contracts with underwriters to scrutinize the prospective borrower's credit profile. If required by the underwriting guidelines, employment verification is obtained either from the prospective borrower's employer or through analysis of copies of borrower's federal withholding (IRS W-2) forms and/or current payroll earnings statements. With respect to every prospective borrower, a credit report summarizing the prospective borrower's credit history or non-traditional credit history (in the case of foreign national applicants) is obtained. In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the borrower from other sources, if applicable. With respect to mortgaged property consisting of vacation or second homes, no income derived from the property generally will have been considered for underwriting purposes.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department.
Please refer to important information and qualifications at the end of this material.

--------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


         Based on the data provided in the application and certain verifications (if required), a determination will have been made that the borrower's monthly income (if required to be stated or verified) should be sufficient to enable the borrower to meet its monthly obligations on the mortgage loan and other expenses related to the mortgaged property (such as property taxes, standard hazard insurance and other fixed obligations other than housing expenses). Generally, scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance and other fixed obligations equal no more than a specified percentage of the prospective borrower's gross income. The percentage applied varies on a case by case basis depending on a number of underwriting criteria including, but not limited to, the loan-to-value ratio of the mortgage loan or the amount of liquid assets available to the borrower after origination.

         The adequacy of the mortgaged property as security for repayment of the related mortgage loan will generally have been determined by an appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator. All appraisals conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and must be on forms acceptable to Fannie Mae and/or Freddie Mac. Appraisers may be staff appraisers employed by the originator or independent appraisers selected in accordance with pre-established appraisal procedure guidelines established by or acceptable to the originator. The appraisal procedure guidelines generally will have required the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property was in good condition and that construction, if new, had been substantially completed. The appraisal generally will have been based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

         FNBN's underwriting guidelines are applied in a standard procedure that is intended to comply with applicable federal and state laws and regulations. However, the application of FNBN's underwriting guidelines does not imply that each specific criterion was satisfied individually. FNBN will have considered a mortgage loan to be originated in accordance with a given set of underwriting guidelines if, based on an overall qualitative evaluation, in FNBN's discretion such mortgage loan is in substantial compliance with such underwriting guidelines or if the borrower can document compensating factors. A mortgage loan may be considered to comply with a set of underwriting guidelines, even if one or more specific criteria included in such underwriting guidelines were not satisfied, if other factors compensated for the criteria that were not satisfied or the mortgage loan is considered to be in substantial compliance with the underwriting guidelines.

         In addition to the "full/alternate" underwriting guidelines, FNBN also originates or purchases loans that have been originated under certain limited documentation programs designed to streamline the loan underwriting process. These "stated income," "no ratio," "no income/no assets," "stated income/stated assets," "no documentation with assets," "no documentation" and "lite documentation" programs may not require income, employment or asset verifications. Generally, in order to be eligible for a limited or no documentation program, the mortgaged property must have a loan-to-value ratio that supports the amount of the mortgage loan and the prospective borrower must have a credit history that demonstrates an established ability to repay indebtedness in a timely fashion.

         Under the full/alternate documentation program, the prospective borrower's employment, income and assets are verified through written or telephonic communication. Alternative methods of employment and income verification generally include using copies of federal withholding forms (IRS W-2) or pay stubs. Alternative methods of asset verification generally include using copies of the borrower's recent bank statements. All loans may be submitted under the full/alternate documentation program.

         Under the stated income documentation and the no ratio programs, more emphasis is placed on a prospective borrower's credit score and on the value and adequacy of the mortgaged property as collateral and other assets of the prospective borrower rather than on income underwriting. The stated income documentation program requires prospective borrowers to provide information regarding their assets and income. Information regarding assets is verified through written communications or bank statements. Information regarding income is not verified. The no ratio program requires prospective borrowers to provide information regarding their assets, which is then verified through written communications or bank statements. The no ratio program does not require prospective borrowers to provide information regarding their income. In both the stated income and no ratio programs, the employment history is verified through written or telephonic communication.

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Please refer to important information and qualifications at the end of this material.

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         Under the no income/no assets program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Income and assets are not stated on the prospective borrower's application. Disclosure of employment is required and verified through written or telephonic communication.

         Under the stated income/stated assets program, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Income is stated on the prospective borrower's application but is not verified. Assets are also stated on the application but are not verified. Employment is verified through written or telephonic communication.

         Under the no documentation with assets and no documentation programs, emphasis is placed on the credit score of the prospective borrower and on the value and adequacy of the mortgaged property as collateral. Under the no documentation with assets program, a prospective borrower's assets are stated and verified through written communication or bank statements. A prospective borrower is not required to provide information regarding income or employment. Under the no documentation with assets program, a prospective borrower's income and employment are not stated or verified but assets are verified. Under the no documentation program, a prospective borrower's income, assets and employment are not stated or verified.

         The lite documentation programs are loan programs for prospective borrowers to obtain mortgage loans that FNBN has determined to be of sub-prime quality. Under these programs, prospective borrowers are generally qualified based on verification of adequate cash flows by means of personal or business bank statements for the previous twelve or twenty-four months.


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                                   EXHIBIT 3

MortgageIT, Inc.

         MortgageIT, Inc. ("MortgageIT") is a New York corporation and a wholly owned subsidiary of MortgageIT Holdings, Inc., a publicly traded real estate investment trust, with an executive and administrative office located in New York, New York. MortgageIT is a full-service residential mortgage banking company that is licensed to originate loans throughout the United States. MortgageIT originates single-family mortgage loans of all types, including prime adjustable-rate mortgage loans and fixed-rate, first lien residential mortgage loans.

         MortgageIT and its predecessors have been in the residential mortgage banking business since 1988, and have originated Mortgage Loans of the type backing the certificates offered hereby since that time. For the year ended December 31, 2005, MortgageIT had an origination portfolio of approximately $29 billion, all of which was secured by one- to four-family residential real properties and individual condominium units.

         The following table describes the size, composition and growth of MortgageIT's total Mortgage Loan production for Fixed/Alt-A Loans over the past three years.

                            December 31, 2003              December 31, 2004             December 31, 2005
                         ------------------------       ------------------------      --------------------------
                                         Total                          Total                          Total
                                      Portfolio of                   Portfolio of                   Portfolio of
     Loan Type            Number         Loans           Number          Loans         Number          Loans
--------------------     -------      -----------       --------     -----------      --------     -------------
Fixed/Alt-A Loans...      3,724       636,578,330        3,288       678,957,250       11,366      2,671,604,793


                             Underwriting Standard
         MortgageIT offers a wide variety of mortgage loan products pursuant to various mortgage loan origination programs. The following generally describes the Underwriting Standards with respect to mortgage loans originated pursuant to its "prime" underwriting standards for mortgage loans with non-conforming balances and its "Alt-A" underwriting standards for mortgage loans with documentation requirements that do not conform with agency requirements.

         MortgageIT's underwriting philosophy is to weigh all risk factors inherent in the loan file, giving consideration to the individual transaction, borrower profile, the level of documentation provided and the property used to collateralize the debt. Because each loan is different, MortgageIT expects and encourages underwriters to use professional judgment based on their experience in making a lending decision. MortgageIT underwrites a borrower's creditworthiness based solely on information that MortgageIT believes is indicative of the applicant's willingness and ability to pay the debt they would be incurring.

         Every MortgageIT mortgage loan is secured by a property that has been appraised by a licensed appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation. The appraisers perform on site inspections of the property and report on the neighborhood and property condition in factual and specific terms. Each appraisal contains an opinion of value that represents the appraiser's professional conclusion based market data of sales of comparable properties, a logical analysis with adjustments for differences between the comparable sales and the subject property and the appraiser's judgment. In addition, a MortgageIT underwriter or a mortgage insurance company contract underwriter reviews each appraisal for accuracy and consistency.

         The appraiser's value conclusion is used to calculate the ratio (loan-to-value) of the loan amount to the value of the property. For loans made to purchase a property this ratio is based on the lower of the sales price of the property and the appraised value. MortgageIT sets various maximum loan-to-value ratios based on the loan amount, property type, loan purpose and occupancy of the subject property securing the loan. In general, MortgageIT requires lower loan-to-value ratios for those loans that are perceived to have a higher risk, such as high loan amounts, loans in which additional cash is being taken out on a refinance transaction or loans on second homes. A lower loan-to-value ratio requires a borrower to have more equity in the property, which is a significant additional incentive to the borrower to avoid default on the loan. In addition, for all conventional loans in which the loan-to-value ratio exceeds 80%, MortgageIT requires that a private mortgage insurance company that is approved by Fannie Mae and Freddie Mac insure the loan. Higher loan-to-value ratios require higher coverage levels.

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         The mortgage loans have been originated under "full/alternative",
"stated income/verified assets", "stated income/stated assets", "no documentation" or "no ratio" programs. The "full/alternative" documentation programs generally verify income and assets in accordance with Fannie Mae/Freddie Mac automated underwriting requirements. The stated income/verified assets, stated income/stated assets, no documentation or no ratio programs generally require less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, under both "full/alternative" documentation programs, at least one month of income documentation is provided. This documentation is also required to include year-to-date income or prior year income in case the former is not sufficient to establish consistent income. Generally, under a "stated income verified assets" program, no verification of a mortgagor's income is undertaken by the origination however, verification of the mortgagor's assets is obtained. Under a "stated income/stated assets" program, the originator undertakes no verification of either a mortgagor's income or a mortgagor's assets although both income and assets are stated on the loan application and a "reasonableness test" is applied. Generally, under a "no documentation" program, the mortgagor is not required to state his or her income or assets and therefore, the originator undertakes no verification of such mortgagor's income or assets. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score. Generally, under a "no ratio" program, the mortgagor is not required to disclose their income although the nature of employment is disclosed. Additionally, on a "no ratio" program assets are verified. In all cases, MortgageIT always conducts a verbal verification of employment prior to closing.

         MortgageIT obtains a credit report that summarizes each borrower's credit history. The credit report contains information from the three major credit repositories, Equifax, Experian and TransUnion. These companies have developed scoring models to identify the comparative risk of delinquency among applicants based on characteristics within the applicant's credit report. A borrower's credit score represents a comprehensive view of the borrower's credit history risk factors and is indicative of whether a borrower is likely to default on a loan. Some of the factors used to calculate credit scores are a borrower's incidents of previous delinquency, the number of credit accounts a borrower has, the amount of available credit that a borrower has utilized, the source of a borrower's existing credit, and recent attempts by a borrower to obtain additional credit. Applicants who have higher credit scores will, as a group, have fewer defaults than those who have lower credit scores. The minimum credit score allowed by MortgageIT loan guidelines for non-conforming loans is 620 and the average is typically over 700. For MortgageIT Alt-A products, the minimum credit score is generally 650. If the borrowers do not have a credit score, they must have an alternative credit history showing at least three trade lines with no payments over 60 days past due in the last 12 months.

         In addition to reviewing the borrower's credit history and credit score, MortgageIT underwriters closely review the borrower's housing payment history. In general, for nonconforming loans the borrower should not have made any mortgage payments over 30 days after the due date for the most recent 24 months. In general, for Alt-A loans the borrower may have no more than one payment that was made over 30 days after the due date for the most recent 24 months.

         The Alt-A mortgage loans are generally documented to the requirements of Fannie Mae and Freddie Mac in that the borrower provides the same information on the loan application along with documentation to verify the accuracy of the information on the application such as income, assets, other liabilities, etc. Certain non-conforming stated income or stated asset products allow for less verification documentation than Fannie Mae or Freddie Mac require. Certain Alt-A products also allow for less verification documentation than Fannie Mae or Freddie Mac requires. For these Alt-A products the borrower may not be required to verify employment income, assets required to close or both. For some other Alt-A products the borrower is not required to provide any information regarding employment income, assets required to close or both. Alt-A products with less verification documentation generally have other compensating factors such as higher credit score or lower loan-to-value requirements.

         In order to determine if a borrower qualifies for an Alt-A loan, the loans have been either approved by Fannie Mae's Desktop Underwriter or Freddie Mac's Loan Prospector automated underwriting systems or MortgageIT underwriters have manually underwritten them. Either MortgageIT's underwriting staff or contract underwriters provided by certain mortgage insurance companies have manually approved MortgageIT's Alt-A loan products. For manually underwritten loans, the underwriter must ensure that the borrower's income will support the total housing expense on an ongoing basis. Underwriters may give consideration to borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period. In addition to the monthly housing expense the underwriter must evaluate the borrower's ability to manage all recurring payments on all debts, including the monthly housing expense. When evaluating the ratio of all monthly debt payments to the borrower's monthly income (debt-to-income ratio), the underwriter should be aware of the degree and frequency of credit usage and its impact on the borrower's ability to repay the loan. For example, borrowers who lower their total obligations should receive

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favorable consideration and borrowers with a history of heavy usage and a pattern of slow or late payments should receive less flexibility.

         MortgageIT realizes that there may be some acceptable quality loans that fall outside published guidelines and encourages "common sense" underwriting. Because a multitude of factors are involved in a loan transaction, no set of guidelines can contemplate every potential situation. Therefore, exceptions to these Underwriting Standards are considered, so long as the borrower has other reasonable compensating factors, on a case-by-case basis.


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                                   EXHIBIT 4

GMAC Mortgage Corporation
General

         GMAC Mortgage Corporation ("GMACM") is a Pennsylvania corporation and a wholly-owned subsidiary of GMAC Residential Holding Corporation, which is a wholly owned subsidiary of Residential Capital Corporation ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, Inc., which is a wholly-owned subsidiary of General Motors Acceptance Corporation ("GMAC"). GMAC is a wholly-owned subsidiary of General Motors Corporation.

         GMAC entered the residential real estate finance business in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

         GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMACM.


                      -----------------------------------

                          General Motors Corporation

                      -----------------------------------
                                       |
                                       |
                      -----------------------------------

                           General Motors Acceptance
                                  Corporation
                                    (GMAC)

                      -----------------------------------
                                       |
                                       |
                      -----------------------------------

                        Residential Capital Corporation
                                   (ResCap)

                      -----------------------------------
                                       |
                                       |
                      -----------------------------------

                          GMAC Mortgage Corporation

                      -----------------------------------


     Servicing Activities

         GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset). Attachment A sets forth the types of residential mortgage loans comprising GMACM's primary servicing portfolio for which GMACM holds the corresponding mortgage servicing rights.

         As of December 31, 2004, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2 million of residential mortgage loans having an aggregate unpaid principal balance of $232 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 99,082 loans having an aggregate unpaid principal balance of over $13.9 billion.


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         As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans.


                                 ATTACHMENT A

  GMAC MORTAGE CORPORATION PRIMARY SERVICING PORTFOLIO FOR WHICH GMACM HOLDS THE CORRESPONDING SERVICING RIGHTS
                                               ($ IN MILLIONS)

                                        For the Nine Months
                                        Ended September 30,                      For the Year Ended December 31,

                                               2005                   2004                     2003                   2002
                                      ---------------------   ---------------------   ---------------------   ---------------------
                                                  Dollar                  Dollar                  Dollar                  Dollar
                                        No. of    Amount of     No. of    Amount of     No. of    Amount of    No. of     Amount of
                                        Loans     Loans         Loans     Loans         Loans     Loans        Loans      Loans
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Prime conforming mortgage loans       1,380,985   $ 182,644   1,323,249   $ 165,521   1,308,284   $ 153,601   1,418,843   $ 150,421
Prime non-conforming mortgage loans      66,266      30,739      53,119      23,604      34,041      13,937      36,225      12,543
Government mortgage loans               184,665      18,241     191,844      18,328     191,023      17,594     230,085      21,174
Second-lien mortgage loans              377,049      12,044     350,334      10,374     282,128       7,023     261,416       6,666
                                      =========   =========   =========   =========   =========   =========   =========   =========
Total mortgage loans serviced         2,008,965   $ 243,668   1,918,546   $ 217,827   1,815,476   $ 192,155   1,946,569   $ 190,803




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                                   EXHIBIT 5

               THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, National Association ("Wells Fargo") will act as Securities Administrator and Master Servicer under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicers may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo's principal corporate trust offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Securities Administrator. Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation of all REMIC tax returns on behalf of the issuing entity and the preparation of monthly reports on Form 10-D in regards to distribution and pool performance information and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

Master Servicer. Wells Fargo acts as Master Servicer pursuant to the pooling and servicing agreement. The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicers under the terms of their respective underlying servicing agreements. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of any underlying servicing agreement, the Master Servicer may be required to enforce certain remedies on behalf of the issuing entity and at the direction of the Trustee against such defaulting Servicer. As of November 30, 2005, Wells Fargo was acting as master servicer for approximately 940 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $428,268,679,337.

Wells Fargo serves or has served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.



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material.

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                                   EXHIBIT 6


LaSalle Bank National Association will be the trustee and a custodian under the Pooling and Servicing Agreement. LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is a subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation. LaSalle has extensive experience serving as trustee on securitizations of residential mortgage loans. Since January 1994, LaSalle has served as trustee or paying agent on over 325 residential mortgage-backed security transactions involving assets similar to the mortgage loans. As of December 30, 2005, LaSalle's portfolio of residential mortgage-backed security transactions for which it serves as trustee numbers 279 with an outstanding certificate balance of approximately $75.8 billion. The depositor and servicer may maintain other banking relationships in the ordinary course of business with the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603. Attention: Global Securities and Trust Services - MSM 2006-2 or at such other address as the trustee may designate from time to time.

In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the Pooling and Servicing Agreement. LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine, California. LaSalle's two vault locations can maintain a total of approximately 6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly quality assurance process. LaSalle uses a licensed collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

LaSalle Bank National Association and Morgan Stanley Mortgage Capital Inc. ("MSMC") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MSMC for certain residential mortgage loans purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MSMC to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the residential mortgage-backed securitization industry providing for the delivery, receipts, review and safekeeping of mortgage loan files.

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This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan
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are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley
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mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein. Trading desk materials are not independent of the proprietary interests of
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also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other prior communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an
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   (c) 2005 Morgan Stanley
------------------------------------------------------------------------------
                                      38

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


                       Preliminary Collateral Termsheet

                                [$518,044,000]
                                  Approximate

                   Morgan Stanley Mortgage Loan Trust 2006-2
                               (Issuing Entity)

               Mortgage Pass-Through Certificates, Series 2006-2

                     Morgan Stanley Mortgage Capital Inc.
                             (Seller and Sponsor)

                         Morgan Stanley Capital I Inc.
                                  (Depositor)

               IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.


               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

                  IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                          GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                      COLLATERAL STATISTICS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE COLLATERAL
                                                  Collateral Allocation Group 1
-------------------------------------------------------------------------------------------------------------------------------
                                                       Collateral Summary
-------------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Collateral Allocation
Group 1 as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).


                                                  Summary Statistics       Range (if applicable)
                                                  ------------------       ---------------------

Number of Mortgage Loans:                                 164

Aggregate Current Principal Balance:                $58,311,341.02        $30,081.48-1,872,004.17
Average Current Principal Balance:                    $355,556.96

1st Lien:                                               100.00%

Wtd. Avg. Mortgage Rate:                                 5.851%               5.000% - 7.500%

Wtd. Avg. Original Term to Stated Maturity                180                    120 - 180
(months):
Wtd. Avg. Remaining Term to Stated Maturity               176                     111-180
(months):

Fully Amortizing Mortgage Loans:                        100.00%
Interest Only Loans:                                     0.00%

% Adjustable Rate Mortgage Loans                         0.00%
% Fixed Rate Mortgage Loans                             100.00%


Wtd. Avg. Original Loan to Value Ratio:                  61.65%               11.65% - 80.00%
Wtd. Avg. Borrower FICO:                                   722                   626- 808
% of Owner Occupied:                                     84.03%

Geographic Distribution (Top 5):                    CA        37.81%
                                                    NY        21.84%
                                                    FL        9.97%
                                                    NJ        5.57%
                                                    MD        2.23%
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


----------------------------------------------------------------------------------------------
                                          Product Type
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Fixed 10                           2     314,017.78               0.54    5.978   697   56.84
Fixed 15                         162  57,997,323.24              99.46    5.850   722   61.67
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                           164  58,311,341.02             100.00    5.851   722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                        Current Balance
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
RANGE OF PRINCIPAL          NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
BALANCES AS OF THE          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CUT-OFF DATE(S)               LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
0.01 - 100,000.00                42    3,041,456.78               5.22    5.941   715   57.44
100,000.01 - 200,000.00          33    5,099,029.35               8.74    5.853   712   58.71
200,000.01 - 300,000.00          12    2,889,566.44               4.96    5.807   698   59.22
300,000.01 - 400,000.00          12    4,154,875.97               7.13    5.758   724   54.80
400,000.01 - 500,000.00          21    9,723,856.18              16.68    5.763   724   65.48
500,000.01 - 600,000.00          17    9,318,331.68              15.98    5.786   728   64.77
600,000.01 - 700,000.00           9    5,987,815.13              10.27    6.103   702   58.97
700,000.01 - 800,000.00           6    4,549,144.77               7.80    5.796   738   63.51
800,000.01 - 900,000.00           1      896,872.18               1.54    5.875   772   54.55
900,000.01 - 1,000,000.00         5    4,836,260.52               8.29    5.831   742   65.27
1,000,000.01 - 1,500,000.00       5    5,942,127.85              10.19    5.889   742   59.45
1,500,000.01 >=                   1    1,872,004.17               3.21    6.000   646   65.00
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                           164  58,311,341.02             100.00    5.851   722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                   Remaining Term to Maturity
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF MONTHS             MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
REMAINING                     LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
<= 120                             2     314,017.78               0.54    5.978   697   56.84
121 - 240                        162  57,997,323.24              99.46    5.850   722   61.67
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                           164  58,311,341.02             100.00    5.851   722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                   Original Term to Maturity
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF MONTHS AT          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
ORIGINATION                   LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
1 - 120                            2     314,017.78               0.54    5.978   697   56.84
121 - 240                        162  57,997,323.24              99.46    5.850   722   61.67
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                           164  58,311,341.02             100.00    5.851   722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


----------------------------------------------------------------------------------------------
                                         Mortgage Rate
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF CURRENT            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
MORTGAGE RATES(%)            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
4.501 - 5.000                     1        70,893.10             0.12    5.000    787   54.55
5.001 - 5.500                    43    14,132,326.32            24.24    5.392    737   62.34
5.501 - 6.000                    81    32,278,955.70            55.36    5.828    719   60.25
6.001 - 6.500                    28     8,603,614.84            14.75    6.311    716   61.59
6.501 - 7.000                     8     2,689,015.72             4.61    6.754    704   73.26
7.001 - 7.500                     3       536,535.34             0.92    7.500    676   71.46
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                          164    58,311,341.02           100.00    5.851    722   61.65
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                Original Loan-to-Value Ratios(1)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF ORIGINAL LOAN-     MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
TO-VALUE RATIOS(%)            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
<= 30.00                          7     1,135,100.99             1.95    5.922    745   26.11
30.01 - 35.00                     9     2,716,127.53             4.66    5.643    730   32.14
35.01 - 40.00                    13     3,575,954.91             6.13    5.819    711   37.45
40.01 - 45.00                     4     1,670,468.50             2.86    5.836    718   43.86
45.01 - 50.00                     9     1,595,366.70             2.74    5.946    716   48.39
50.01 - 55.00                    11     4,396,872.27             7.54    5.976    740   53.52
55.01 - 60.00                    10     4,008,854.47             6.87    5.748    729   58.09
60.01 - 65.00                    31    17,122,961.79            29.36    5.800    723   64.15
65.01 - 70.00                    27    10,434,424.54            17.89    5.973    714   68.86
70.01 - 75.00                    19     4,072,784.46             6.98    5.757    716   74.18
75.01 - 80.00                    24     7,582,424.86            13.00    5.893    721   79.95
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                          164    58,311,341.02           100.00    5.851    722   61.65
-------------------------- --------- ---------------- ---------------- -------- ------ -------
(1) Please see Exhibit 1


----------------------------------------------------------------------------------------------
                                  FICO Score at Origination(1)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
RANGE OF FICO SCORES          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
626 - 650                         9     3,918,715.30             6.72    6.012    644   61.82
651 - 675                        20     5,678,016.09             9.74    5.928    663   62.98
676 - 700                        41    12,068,448.84            20.70    5.982    687   63.80
701 - 725                        33    10,961,240.48            18.80    5.848    716   59.14
726 - 750                        21     7,867,063.83            13.49    5.748    743   59.02
751 - 775                        20     8,925,435.43            15.31    5.813    763   62.76
776 - 800                        18     7,626,630.70            13.08    5.725    787   64.72
801 - 825                         2     1,265,790.35             2.17    5.449    806   46.33
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                          164    58,311,341.02           100.00    5.851    722   61.65
-------------------------- --------- ---------------- ---------------- -------- ------ -------

(1) Please see Exhibit 1



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


----------------------------------------------------------------------------------------------
                                    Geographic Distribution
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
STATE                         LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
California                       52   22,046,462.54            37.81      5.718    719   59.01
New York                         29   12,735,128.58            21.84      6.116    729   59.67
Florida                          17    5,814,932.02             9.97      5.999    706   67.22
New Jersey                        7    3,250,297.46             5.57      5.792    719   64.43
Maryland                          4    1,298,773.56             2.23      5.572    718   71.19
North Carolina                    2    1,221,900.39             2.10      5.832    675   73.29
Texas                            10    1,160,284.44             1.99      5.817    741   66.11
Massachusetts                     3    1,088,396.86             1.87      5.635    749   68.14
Utah                              1    1,079,196.04             1.85      5.750    755   69.87
Georgia                           1      992,039.26             1.70      5.875    776   62.44
Other                            38    7,623,929.87            13.07      5.803    725   60.77
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                         164    58,311,341.02           100.00      5.851    722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                        Occupancy Status
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
OCCUPANCY STATUS              LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Primary                        126    48,997,036.01            84.03      5.820    719   62.31
Investment                      30     5,525,711.48             9.48      6.110    732   56.77
Second Home                      8     3,788,593.53             6.50      5.875    748   60.20
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                         164    58,311,341.02           100.00      5.851    722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                       Documentation Type
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
INCOME DOCUMENTATION          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Limited                         65    22,919,969.67            39.31      5.730    727   62.31
Stated Documentation            31    12,620,746.75            21.64      6.044    714   62.39
No Documentation                37    12,226,243.53            20.97      5.833    716   57.09
No Ratio                        20     6,290,754.32            10.79      5.930    745   62.41
Full/Alt                        11     4,253,626.75             7.29      5.867    705   67.89
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                         164    58,311,341.02           100.00      5.851    722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                          Loan Purpose
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
PURPOSE                       LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Refinance - Cashout             94    35,257,218.51            60.46      5.811    718   60.70
Purchase                        44    16,496,357.95            28.29      5.985    733   66.45
Refinance - Rate Term           26     6,557,764.56            11.25      5.727    716   54.66
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                         164    58,311,341.02           100.00      5.851    722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


----------------------------------------------------------------------------------------------
                                         Property Type
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
PROPERTY TYPE                 LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Single Family Residence        113    40,568,184.36            69.57      5.821    721   62.02
Planned Unit Development        24     9,504,876.08            16.30      5.737    713   61.45
2-4 Family                      10     3,815,542.90             6.54      6.381    720   63.21
Condominium                      9     3,153,088.00             5.41      6.065    743   61.07
Co-op                            8     1,269,649.68             2.18      5.540    771   47.97
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                         164    58,311,341.02           100.00      5.851    722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                     Prepayment Charge Term
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
PREPAYMENT CHARGE           NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
TERM AT ORIGINATION         MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
(MOS.)                        LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
0                               77    37,164,913.98            63.74      5.871    728   63.13
4                                1     1,217,258.34             2.09      5.875    705   43.86
6                                5     1,133,145.42             1.94      6.065    724   39.58
12                               9     1,151,102.40             1.97      6.055    700   59.64
24                               3       445,272.15             0.76      6.416    668   68.44
36                              52    12,276,269.52            21.05      5.810    712   60.55
60                              17     4,923,379.21             8.44      5.651    722   62.51
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                         164    58,311,341.02           100.00      5.851    722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


----------------------------------------------------------------------------------------------
                                       Conforming Balance
-------------------------- ---------- ------------- ------------------- -------- ----- -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CONFORMING BALANCE            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Non-Conforming Balance          63    42,297,855.79            72.54      5.855    725   63.05
Conforming Balance             101    16,013,485.23            27.46      5.842    716   57.95
-------------------------- ---------- ------------- ------------------- -------- ----- -------
Total:                         164    58,311,341.02           100.00      5.851    722   61.65
-------------------------- ---------- ------------- ------------------- -------- ----- -------


    Note: All characteristics are preliminary and are subject to the final collateral pool



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


----------------------------------------------------------------------------------------------------
                                     COLLATERAL STATISTICS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF THE COLLATERAL
                                 Collateral Allocation Group 2
----------------------------------------------------------------------------------------------------
                                       Collateral Summary
----------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Collateral Allocation Group 2 as of the
Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                  Summary Statistics       Range (if applicable)
                                                  ------------------       ---------------------

Number of Mortgage Loans:                                 243

Aggregate Current Principal Balance:                $149,807,527.57      $397,550.00-1,997,960.91
Average Current Principal Balance:                    $616,491.88

1st Lien:                                               100.00%

Wtd. Avg. Mortgage Rate:                                6.055%                5.875% - 6.375%

Wtd. Avg. Original Term to Stated Maturity                360                    360 -360
(months):
Wtd. Avg. Remaining Term to Stated Maturity               357                     350-360
(months):

Fully Amortizing Mortgage Loans:                        55.46%
Interest Only Loans:                                    44.54%

% Adjustable Rate Mortgage Loans                         0.00%
% Fixed Rate Mortgage Loans                             100.00%

Wtd. Avg. Original Loan to Value Ratio:                 65.94%                30.85% - 80.00%
Wtd. Avg. Borrower FICO:                                  744                    649- 812
% of Owner Occupied:                                    86.14%

Geographic Distribution (Top 5):                    CA        77.13%
                                                    NY        4.73%
                                                    WA        2.54%
                                                    FL        2.08%
                                                    TX        1.86%
----------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------



----------------------------------------------------------------------------------------------
                                          Product Type
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Fixed 30                       133     83,077,349.67        55.46         6.043   743   64.22
Fixed 30 - IO 10 Yrs           110     66,730,177.90        44.54         6.070   747   68.09
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57       100.00         6.055   744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                        Current Balance
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
RANGE OF PRINCIPAL          NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
BALANCES AS OF THE          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CUT-OFF DATE($)               LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
300,000.01 - 400,000.00          1        397,550.00         0.27         5.875   737   65.00
400,000.01 - 500,000.00         87     39,480,731.59        26.35         6.038   744   68.39
500,000.01 - 600,000.00         71     38,852,951.87        25.94         6.066   743   70.18
600,000.01 - 700,000.00         33     21,361,883.67        14.26         6.047   746   64.89
700,000.01 - 800,000.00         11      8,303,290.59         5.54         6.048   738   64.62
800,000.01 - 900,000.00         10      8,551,343.86         5.71         6.048   744   60.29
900,000.01 - 1,000,000.00       24     23,390,715.44        15.61         6.089   747   63.18
1,000,000.01 - 1,500,000.00      4      5,586,099.64         3.73         6.055   755   51.56
1,500,000.01 >=                  2      3,882,960.91         2.59         5.996   741   57.12
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57       100.00         6.055   744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                   Remaining Term to Maturity
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF MONTHS             MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
REMAINING                     LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
241 - 360                      243    149,807,527.57       100.00         6.055   744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57       100.00         6.055   744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                   Original Term to Maturity
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF MONTHS AT          MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
ORIGINATION                   LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
241 - 360                      243    149,807,527.57       100.00         6.055   744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57       100.00         6.055   744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                         Mortgage Rate
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF CURRENT            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
MORTGAGE RATES(5)             LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
5.501 - 6.000                  134     81,377,031.92        54.32         5.930   744   64.72
6.001 - 6.500                  109     68,430,495.65        45.68         6.203   745   67.40
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57       100.00         6.055   744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------



----------------------------------------------------------------------------------------------
                                Original Loan-to-Value Ratios(1)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
RANGE OF ORIGINAL LOAN-     MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
TO-VALUE RATIOS(%)            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
30.01 - 35.00                    5      3,974,763.10             2.65    5.949    762   32.80
35.01 - 40.00                    4      2,713,030.26             1.81    6.068    736   37.86
40.01 - 45.00                    4      3,828,643.01             2.56    6.055    766   43.42
45.01 - 50.00                    8      6,136,866.26             4.10    5.951    759   48.55
50.01 - 55.00                   13      8,662,254.81             5.78    6.055    755   52.64
55.01 - 60.00                   21     12,842,207.92             8.57    6.004    734   58.55
60.01 - 65.00                   63     41,796,578.27            27.90    6.076    744   63.73
65.01 - 70.00                   21     12,266,786.22             8.19    6.109    746   68.77
70.01 - 75.00                   33     18,985,150.16            12.67    6.070    742   73.70
75.01 - 80.00                   71     38,601,247.56            25.77    6.051    741   79.45
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------

    (1) Please see Exhibit 1


----------------------------------------------------------------------------------------------
                                  FICO Score at Origination(1)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
RANGE OF FICO SCORES          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
626 - 650                        1        697,124.26             0.47    5.875    649   57.38
651 - 675                        4      2,298,159.78             1.53    5.875    664   62.84
676 - 700                        9      5,335,059.27             3.56    6.066    692   65.42
701 - 725                       64     39,990,674.37            26.69    6.071    712   69.30
726 - 750                       56     33,163,770.62            22.14    6.066    739   67.61
751 - 775                       64     37,972,385.07            25.35    6.050    762   63.06
776 - 800                       40     27,561,776.73            18.40    6.046    786   64.15
801 - 825                        5      2,788,577.47             1.86    6.039    807   60.60
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------

(1) Please see Exhibit 1


----------------------------------------------------------------------------------------------
                                    Geographic Distribution
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
STATE                         LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
California                     189    115,545,671.02            77.13    6.052    747   65.70
New York                        11      7,093,280.06             4.73    6.201    738   59.32
Washington                       7      3,809,896.85             2.54    6.000    734   75.60
Florida                          4      3,118,339.15             2.08    6.015    735   70.73
Texas                            4      2,793,776.02             1.86    5.911    686   63.22
Hawaii                           2      2,535,000.00             1.69    6.157    714   65.93
Virginia                         5      2,400,094.14             1.60    6.008    760   66.42
Arizona                          3      1,925,674.53             1.29    6.099    770   60.12
Connecticut                      3      1,871,832.78             1.25    5.875    774   72.20
Colorado                         3      1,648,900.00             1.10    6.161    734   76.82
Other                           12      7,065,063.02             4.72    6.048    737   67.53
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------



----------------------------------------------------------------------------------------------
                                        Occupancy Status
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
OCCUPANCY STATUS              LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Primary                        211    129,038,845.39            86.14    6.049    743   66.93
Investment                      25     15,736,719.33            10.50    6.102    756   58.89
Second Home                      7      5,031,962.85             3.36    6.072    739   62.73
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                       Documentation Type
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
INCOME DOCUMENTATION          LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
 Limited                        164    98,171,756.28            65.53    6.057    743   69.38
 No Documentation                43    25,743,503.13            17.18    6.002    748   56.57
 No Ratio                        17    14,162,527.87             9.45    6.052    748   58.58
 Stated Documentation            15     9,392,242.55             6.27    6.192    753   65.39
 Full/Alt                         4     2,337,497.74             1.56    6.024    719   71.59
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                          243   149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                          Loan Purpose
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
PURPOSE                       LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Refinance - Cashout            113     72,723,562.61            48.54    6.067    745   62.53
Purchase                        83     48,752,990.67            32.54    6.053    749   71.77
Refinance - Rate Term           47     28,330,974.29            18.91    6.028    735   64.67
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                         Property Type
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
PROPERTY TYPE                 LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Single Family Residence        175    102,651,123.01            68.52    6.053    742   67.31
Planned Unit Development        46     29,692,376.71            19.82    6.047    753   66.41
2-4 Family                      15     13,239,550.08             8.84    6.100    750   54.26
Condominium                      7      4,224,477.77             2.82    6.023    734   66.07
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


----------------------------------------------------------------------------------------------
                                     Prepayment Charge Term
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
PREPAYMENT CHARGE           NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
TERM AT ORIGINATION         MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
(MOS.)                        LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
0                              129     76,982,646.35            51.39    6.049    740   67.51
6                                8      5,193,033.39             3.47    6.042    749   60.56
12                               2      1,100,000.00             0.73    6.000    722   69.59
36                              73     46,666,142.25            31.15    6.075    747   64.80
60                              31     19,865,705.58            13.26    6.036    754   63.77
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------


----------------------------------------------------------------------------------------------
                                       Conforming Balance
-------------------------- --------- ---------------- ---------------- -------- ------ -------
                                        PRINCIPAL
                            NUMBER OF    BALANCE       % OF PRINCIPAL    GROSS
                            MORTGAGE    AS OF THE      BALANCE AS OF     COUPON         OLTV
CONFORMING BALANCE            LOANS    CUT-OFF DATE   THE CUT-OFF DATE     (%)   FICO    (%)
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Non-Conforming Balance         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------
Total:                         243    149,807,527.57           100.00    6.055    744   65.94
-------------------------- --------- ---------------- ---------------- -------- ------ -------

    Note: All characteristics are preliminary and are subject to the final collateral pool



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


----------------------------------------------------------------------------------------------------
                                   COLLATERAL STATISTICS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF THE COLLATERAL
                                          Loan Group 3
----------------------------------------------------------------------------------------------------
                                       Collateral Summary
----------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Loan Group 3 as of the Collateral Selection
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage
Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                  Summary Statistics       Range (if applicable)
                                                  ------------------       ---------------------

Number of Mortgage Loans:                                 211

Aggregate Current Principal Balance:                $52,763,775.19         $47,077.73-614,914.09
Average Current Principal Balance:                    $250,065.29

1st Lien:                                               100.00%

Wtd. Avg. Mortgage Rate:                                6.100%                5.750% - 6.875%

Wtd. Avg. Original Term to Stated Maturity                360                    360 -360
(months):
Wtd. Avg. Remaining Term to Stated Maturity               357                     350-359
(months):

Fully Amortizing Mortgage Loans:                        50.72%
Interest Only Loans:                                    49.28%

% Adjustable Rate Mortgage Loans                         0.00%
% Fixed Rate Mortgage Loans                             100.00%

Wtd. Avg. Original Loan to Value Ratio:                 59.29%                9.26% - 90.00%
Wtd. Avg. Borrower FICO:                                  733                     626-822
% of Owner Occupied:                                     0.00%

Geographic Distribution (Top 5):                    CA        75.17%
                                                    HI        3.76%
                                                    NV        2.97%
                                                    AZ        2.74%
                                                    NY        2.56%
----------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Product Type
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
COLLATERAL TYPE                  LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Fixed 30                             107   26,759,181.06         50.72   6.081   728     57.74            40.60          59.40
Fixed 30 - IO 5 Yrs                    1      112,000.00          0.21   6.375   748     80.00             0.00         100.00
Fixed 30 - IO 10 Yrs                 103   25,892,594.13         49.07   6.118   737     60.81            33.46          66.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
RANGE OF PRINCIPAL                 OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
BALANCES AS OF THE              MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
CUT-OFF DATE ($)                 LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     13    1,068,550.68          2.03   6.218   731     47.79            18.74          81.26
100,000.01 - 200,000.00               71   11,021,455.67         20.89   6.156   739     58.66            28.47          71.53
200,000.01 - 300,000.00               61   15,200,242.89         28.81   6.087   728     59.75            39.23          60.77
300,000.01 - 400,000.00               47   16,257,723.64         30.81   6.012   728     58.77            49.62          50.38
400,000.01 - 500,000.00               13    5,780,574.84         10.96   6.247   714     63.45            19.95          80.05
500,000.01 - 600,000.00                5    2,820,313.38          5.35   6.099   779     57.99            30.26          69.74
600,000.01 - 700,000.00                1      614,914.09          1.17   6.125   801     60.00            25.00          75.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                  GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
RANGE OF MONTHS REMAINING        LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360                            211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Original Term to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
RANGE OF MONTHS                 MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
AT ORIGINATION                   LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360                            211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
RANGE OF CURRENT                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
MORTGAGE RATES (%)               LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                         94   24,375,223.28         46.20   5.898   731     55.56            70.32          29.68
6.001 - 6.500                        116   27,939,310.18         52.95   6.263   734     62.30             8.55          91.45
6.501 - 7.000                          1      449,241.73          0.85   6.875   749     75.00             0.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Original Loan-to-Value Ratios(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
RANGE OF ORIGINAL               MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
LOAN-TO-VALUE RATIOS (%)         LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                              11    1,850,809.89          3.51   6.052   743     24.64            44.89          55.11
30.01 - 35.00                         11    1,905,414.91          3.61   5.999   764     32.98            57.28          42.72
35.01 - 40.00                          9    2,312,581.92          4.38   6.129   756     37.11            29.28          70.72
40.01 - 45.00                          8    1,552,125.57          2.94   5.984   750     42.67            60.23          39.77
45.01 - 50.00                         16    3,703,993.63          7.02   6.077   718     47.71            38.72          61.28
50.01 - 55.00                         19    4,695,481.32          8.90   6.041   722     52.72            45.55          54.45
55.01 - 60.00                         24    7,396,903.61         14.02   6.050   746     58.29            42.40          57.60
60.01 - 65.00                         53   17,119,883.82         32.45   6.041   735     63.94            45.20          54.80
65.01 - 70.00                         21    4,858,376.63          9.21   6.172   705     69.56            22.14          77.86
70.01 - 75.00                         14    2,897,163.49          5.49   6.409   720     74.98             2.47          97.53
75.01 - 80.00                         22    3,845,890.40          7.29   6.296   722     79.91            10.38          89.62
80.01 - 85.00                          1      174,250.00          0.33   6.250   794     85.00             0.00         100.00
85.01 - 90.00                          2      450,900.00          0.85   6.308   715     89.99             0.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------

(1)               Please see Exhibit 1

-----------------------------------------------------------------------------------------------------------------------------------
                                                    FICO Score at Origination(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION%
                                                             % OF                                  GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
RANGE OF FICO SCORES             LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
626 - 650                              6    1,209,919.64          2.29   6.235   633     70.57            16.57          83.43
651 - 675                             13    3,734,387.94          7.08   6.198   664     58.10            22.93          77.07
676 - 700                             37   10,120,269.24         19.18   6.108   689     62.67            35.90          64.10
701 - 725                             35    8,236,505.40         15.61   6.070   712     59.32            39.49          60.51
726 - 750                             43    9,994,464.53         18.94   6.060   740     60.74            47.88          52.12
751 - 775                             36    9,051,797.02         17.16   6.060   763     58.19            41.17          58.83
776 - 800                             29    7,079,275.30         13.42   6.098   786     55.18            35.73          64.27
801 - 825                             12    3,337,156.12          6.32   6.221   809     53.61            16.27          83.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------

(1) Please see Exhibit 1




------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Geographic Distribution
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                  GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
STATE                            LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
----------------------------------------------------------------------------------------------------------------------------------
California                           146   39,662,145.55         75.17   6.067   735     55.95            40.94          59.06
Hawaii                                 5    1,986,257.15          3.76   6.078   719     63.33            34.44          65.56
Nevada                                 7    1,566,792.64          2.97   6.093   736     66.29            38.20          61.80
Arizona                                8    1,446,971.28          2.74   6.279   746     76.10             7.26          92.74
New York                               4    1,351,141.91          2.56   6.602   697     72.50                -         100.00
Florida                                8    1,128,544.74          2.14   6.171   724     68.19            25.79          74.21
Virginia                               3    1,010,600.00          1.92   5.834   734     62.84            83.15          16.85
Connecticut                            4      802,119.64          1.52   6.125   626     70.00            25.00          75.00
Texas                                  6      753,895.96          1.43   6.361   744     78.70                -         100.00
South Carolina                         4      544,155.00          1.03   6.500   751     79.82                -         100.00
Other                                 16    2,511,151.32          4.76   6.165   741     68.65            22.66          77.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION%
                                                             % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
OCCUPANCY STATUS                 LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Investment                           211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
INCOME                          MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
DOCUMENTATION                    LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Limited                              116   28,957,338.55         54.88   6.125   734     60.89            30.87          69.13
No Ratio                              56   14,708,006.29         27.88   6.024   723     59.25            49.76          50.24
No Documentation                      30    6,472,821.78         12.27   6.058   751     47.11            44.07          55.93
Stated Documentation                   7    2,091,108.57          3.96   6.370   727     68.20            19.93          80.07
Full/Alt                               2      534,500.00          1.01   6.294   704     86.48             0.00         100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
PURPOSE                          LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  108   29,904,157.32         56.68   6.059   724     57.67            41.73          58.27
Purchase                              70   15,257,194.68         28.92   6.213   746     64.58            22.37          77.63
Refinance - Rate Term                 33    7,602,423.19         14.41   6.032   739     55.07            47.81          52.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
PROPERTY TYPE                    LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              110   24,628,351.65         46.68   6.083   730     57.80            37.98          62.02
2-4 Family                            49   16,995,267.30         32.21   6.118   730     59.95            35.47          64.53
Condominium                           26    5,868,998.28         11.12   6.083   743     54.96            40.72          59.28
Planned Unit Development              26    5,271,157.96          9.99   6.137   741     68.98            33.33          66.67
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
PREPAYMENT CHARGE                  OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
TERM AT ORIGINATION             MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
(MOS.)                           LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
 0                                    69   17,742,677.44         33.63   6.155   735     60.04            30.07          69.93
 6                                    22    5,842,700.74         11.07   6.131   724     55.29            25.47          74.53
12                                     1      279,490.61          0.53   5.875   737     65.00            75.00          25.00
24                                     7    1,427,089.59          2.70   6.170   702     65.86            20.52          79.48
36                                    89   21,431,630.05         40.62   6.050   735     58.11            45.85          54.15
60                                    23    6,040,186.76         11.45   6.077   732     63.36            39.33          60.67
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Conforming Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 3 by      GROUP 4 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
CONFORMING BALANCE               LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Conforming Balance                   211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               211   52,763,775.19        100.00   6.100   733     59.29            37.01          62.99
-----------------------------------------------------------------------------------------------------------------------------------


                  Note:  All characteristics are preliminary and are subject to the final collateral pool




------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        COLLATERAL STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
                                                    Collateral Allocation Group 3
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Collateral Allocation Group 3 as of the Collateral Selection Date. Balances
and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and
FICO, which are determined at origination).
                                                                      Summary Statistics                   Range (if applicable)
                                                                      ------------------                   ---------------------

Number of Mortgage Loans:                                                     127

Aggregate Current Principal Balance:                                    $19,527,785.78                     $25,000.00-359,274.50
Average Current Principal Balance:                                        $153,762.09

1st Lien:                                                                   100.00%

Wtd. Avg. Mortgage Rate:                                                    5.904%                            5.750% - 6.125%

Wtd. Avg. Original Term to Stated Maturity (months):                         360                                  360-360
Wtd. Avg. Remaining Term to Stated Maturity (months):                        357                                  354-359

Fully Amortizing Mortgage Loans:                                            55.64%
Interest Only Loans:                                                        44.36%

% Adjustable Rate Mortgage Loans                                             0.00%
% Fixed Rate Mortgage Loans                                                 100.00%


Wtd. Avg. Original Loan to Value Ratio:                                     55.89%                            9.26% - 80.00%
Wtd. Avg. Borrower FICO:                                                      733                                 626-813
% of Owner Occupied:                                                         0.00%

Geographic Distribution (Top 5):                                      CA          83.16%
                                                                      VA           4.30%
                                                                      HI           3.50%
                                                                      NV           3.07%
                                                                      OR           1.70%
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                           Product Type
--------------------------------------------------------------------------------------------------
                                          PRINCIPAL
                            NUMBER OF      BALANCE      % OF PRINCIPAL    GROSS
                            MORTGAGE      AS OF THE     BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS      CUT-OFF DATE  THE CUT-OFF DATE     (%)   FICO    (%)
--------------------------------------------------------------------------------------------------
Fixed 30                           68   10,865,192.94             55.64   5.877    727    53.60
Fixed 30 - IO 10 Yrs               59    8,662,592.84             44.36   5.937    741    58.76
--------------------------------------------------------------------------------------------------
Total:                            127   19,527,785.78            100.00   5.904    733    55.89
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                       Current Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
RANGE OF PRINCIPAL          NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
BALANCES AS OF THE          MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CUT-OFF DATE ($)              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 5       200,208.49               1.03   5.994   741   37.67
100,000.01 - 200,000.00          34     3,137,605.67              16.07   5.897   735   46.58
200,000.01 - 300,000.00          41     5,962,371.21              30.53   5.898   730   58.97
300,000.01 - 400,000.00          36     8,066,996.31              41.31   5.875   731   56.85
400,000.01 - 500,000.00           5     1,153,468.89               5.91   5.975   714   59.26
500,000.01 - 600,000.00           5       853,406.69               4.37   6.082   778   58.40
600,000.01 - 700,000.00           1       153,728.52               0.79   6.125   801   60.00
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                   Remaining Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF MONTHS REMAINING     LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
241 - 360                       127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                   Original Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF MONTHS             MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION                LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
241 - 360                       127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                            Mortgage Rate
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF CURRENT            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
MORTGAGE RATES (%)            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
5.501 - 6.000                    94    17,139,614.74              87.77   5.873   731   55.32
6.001 - 6.500                    33     2,388,171.04              12.23   6.125   750   59.96
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                  Original Loan-to-Value Ratios(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF ORIGINAL           MORTGAGE     AS OF THE      BALANCE AS OF    COUPON         OLTV
LOAN-TO-VALUE RATIOS (%)      LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO   (%)
--------------------------------------------------------------------------------------------------
<= 30.00                          7       830,843.71               4.25   5.892   733   24.15
30.01 - 35.00                     8     1,091,418.32               5.59   5.826   751   33.04
35.01 - 40.00                     5       677,106.57               3.47   5.927   758   38.23
40.01 - 45.00                     6       934,906.87               4.79   5.850   748   42.65
45.01 - 50.00                    11     1,434,342.01               7.35   5.923   723   46.76
50.01 - 55.00                    14     2,138,604.32              10.95   5.894   726   52.85
55.01 - 60.00                    18     3,135,935.45              16.06   5.922   757   58.12
60.01 - 65.00                    42     7,738,044.58              39.63   5.901   727   63.96
65.01 - 70.00                    12     1,075,767.54               5.51   6.005   702   69.68
70.01 - 75.00                     2        71,437.50               0.37   6.125   749   75.00
75.01 - 80.00                     2       399,378.91               2.05   5.813   700   79.92
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------
(1)               Please see Exhibit 1

--------------------------------------------------------------------------------------------------
                                    FICO Score at Origination(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF FICO SCORES          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
626 - 650                         4       200,529.91               1.03   6.125   626   70.00
651 - 675                         4       856,343.15               4.39   5.924   663   57.69
676 - 700                        20     3,633,618.96              18.61   5.877   690   59.57
701 - 725                        20     3,252,671.61              16.66   5.870   711   55.23
726 - 750                        31     4,785,612.63              24.51   5.905   739   55.80
751 - 775                        27     3,726,860.32              19.08   5.925   762   54.50
776 - 800                        16     2,529,199.65              12.95   5.896   787   52.82
801 - 825                         5       542,949.55               2.78   6.057   806   51.66
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------

(1)               Please see Exhibit 1


--------------------------------------------------------------------------------------------------
                                       Geographic Distribution
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
STATE                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
California                      101    16,239,092.90              83.16   5.897   735   54.29
Virginia                          3       840,350.00               4.30   5.826   734   62.56
Hawaii                            4       684,108.04               3.50   6.023   706   55.99
Nevada                            4       598,566.11               3.07   5.882   718   71.92
Oregon                            2       332,631.25               1.70   5.918   775   58.63
Florida                           4       291,010.23               1.49   6.023   741   63.28
Connecticut                       4       200,529.91               1.03   6.125   626   70.00
Idaho                             3       142,087.50               0.73   6.063   754   70.01
Arizona                           1       105,000.00               0.54   6.000   766   70.00
Washington                        1        94,409.84               0.48   5.875   735   70.00
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                          Occupancy Status
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
OCCUPANCY STATUS              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Investment                      127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                         Documentation Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
INCOME DOCUMENTATION          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Limited                          67     8,939,116.26              45.78   5.934   733   57.69
No Ratio                         36     7,319,213.64              37.48   5.868   727   56.79
No Documentation                 21     2,852,715.26              14.61   5.901   749   47.90
Stated Documentation              3       416,740.62               2.13   5.909   753   56.17
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                            Loan Purpose
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PURPOSE                       LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Refinance - Cashout              75    12,480,253.43              63.91   5.890   728   55.25
Refinance - Rate Term            25     3,635,091.75              18.61   5.893   733   54.28
Purchase                         27     3,412,440.60              17.47   5.967   754   59.94
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                            Property Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PROPERTY TYPE                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Single Family Residence          65     9,353,563.55              47.90   5.893   732   53.65
2-4 Family                       34     6,027,403.00              30.87   5.929   731   57.94
Condominium                      15     2,389,729.15              12.24   5.877   742   52.79
Planned Unit Development         13     1,757,090.08               9.00   5.909   734   64.99
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                       Prepayment Charge Term
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
PREPAYMENT CHARGE TERM      MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION (MOS.)         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
 0                               33     5,335,722.10              27.32   5.911   745   57.33
 6                               14     1,488,389.45               7.62   5.984   731   52.28
12                                1       209,617.96               1.07   5.875   737   65.00
24                                2       292,893.75               1.50   6.005   655   47.89
36                               58     9,825,456.55              50.32   5.881   731   54.72
60                               19     2,375,705.97              12.17   5.923   728   59.91
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                         Conforming Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CONFORMING BALANCE            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Conforming Balance              127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------
Total:                          127    19,527,785.78             100.00   5.904   733   55.89
--------------------------------------------------------------------------------------------------

     Note: All characteristics are preliminary and are subject to the final collateral pool


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    COLLATERAL STATISTICS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE COLLATERAL
                                                 Collateral Allocation Group 4
----------------------------------------------------------------------------------------------------------------------------------
                                                      Collateral Summary
----------------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Collateral Allocation Group 4 as of the Collateral Selection Date. Balances
and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and
FICO, which are determined at origination).
                                                                Summary Statistics                        Range (if applicable)
                                                                ------------------                        ---------------------

Number of Mortgage Loans:                                               192

Aggregate Current Principal Balance:                              $33,235,989.41                          $11,769.43-487,500.00
Average Current Principal Balance:                                  $173,104.11

1st Lien:                                                             100.00%

Wtd. Avg. Mortgage Rate:                                               6.215%                                5.875%-6.875%

Wtd. Avg. Original Term to Stated Maturity (months):                    360                                    360 -360
Wtd. Avg. Remaining Term to Stated Maturity (months):                   357                                    350-359

Fully Amortizing Mortgage Loans:                                      47.82%
Interest Only Loans:                                                  52.18%

% Adjustable Rate Mortgage Loans                                       0.00%
% Fixed Rate Mortgage Loans                                           100.00%


Wtd. Avg. Original Loan to Value Ratio:                               61.29%                                 9.26% - 90.00%
Wtd. Avg. Borrower FICO:                                                732                                      626-822
% of Owner Occupied:                                                   0.00%

Geographic Distribution (Top 5):                                  CA           70.47%
                                                                  NY            4.07%
                                                                  AZ            4.04%
                                                                  HI            3.92%
                                                                  NV            2.91%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                            Product Type
--------------------------------------------------------------------------------------------------
                                          PRINCIPAL
                            NUMBER OF      BALANCE      % OF PRINCIPAL    GROSS
                            MORTGAGE      AS OF THE     BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS      CUT-OFF DATE  THE CUT-OFF DATE     (%)   FICO    (%)
--------------------------------------------------------------------------------------------------
Fixed 30                         92    15,893,988.12              47.82   6.221   729   60.58
Fixed 30 - IO 5 Yrs               1       112,000.00               0.34   6.375   748   80.00
Fixed 30 - IO 10 Yrs             99    17,230,001.29              51.84   6.208   735   61.84
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                           Current Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
RANGE OF PRINCIPAL          NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
BALANCES AS OF THE          MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CUT-OFF DATE ($)              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0.01 - 100,000.00                13       868,342.19               2.61   6.269   728   50.13
100,000.01 - 200,000.00          67     7,883,850.00              23.72   6.260   740   63.47
200,000.01 - 300,000.00          55     9,237,871.68              27.79   6.209   727   60.25
300,000.01 - 400,000.00          38     8,190,727.33              24.64   6.147   725   60.66
400,000.01 - 500,000.00          13     4,627,105.95              13.92   6.315   714   64.49
500,000.01 - 600,000.00           5     1,966,906.69               5.92   6.106   780   57.81
600,000.01 - 700,000.00           1       461,185.57               1.39   6.125   801   60.00
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     Remaining Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF MONTHS REMAINING     LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
241 - 360                       192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                      Original Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF MONTHS             MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION                LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
241 - 360                       192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                            Mortgage Rate
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF CURRENT            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
MORTGAGE RATES (%)            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
5.501 - 6.000                    75     7,235,608.54              21.77   5.959   732   56.13
6.001 - 6.500                   116    25,551,139.14              76.88   6.276   732   62.52
6.501 - 7.000                     1       449,241.73               1.35   6.875   749   75.00
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                  Original Loan-to-Value Ratios(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF ORIGINAL           MORTGAGE     AS OF THE      BALANCE AS OF    COUPON         OLTV
LOAN-TO-VALUE RATIOS (%)      LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO   (%)
--------------------------------------------------------------------------------------------------
<= 30.00                         11     1,019,966.18               3.07   6.182   751   25.04
30.01 - 35.00                     9       813,996.59               2.45   6.230   781   32.90
35.01 - 40.00                     8     1,635,475.35               4.92   6.212   756   36.65
40.01 - 45.00                     6       617,218.70               1.86   6.187   754   42.71
45.01 - 50.00                    16     2,269,651.62               6.83   6.174   716   48.32
50.01 - 55.00                    17     2,556,877.00               7.69   6.163   719   52.61
55.01 - 60.00                    21     4,260,968.16              12.82   6.144   739   58.42
60.01 - 65.00                    45     9,381,839.24              28.23   6.157   742   63.94
65.01 - 70.00                    21     3,782,609.09              11.38   6.220   707   69.52
70.01 - 75.00                    14     2,825,725.99               8.50   6.416   720   74.98
75.01 - 80.00                    21     3,446,511.49              10.37   6.352   725   79.91
80.01 - 85.00                     1       174,250.00               0.52   6.250   794   85.00
85.01 - 90.00                     2       450,900.00               1.36   6.308   715   89.99
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------
(1)  Please see Exhibit 1


--------------------------------------------------------------------------------------------------
                                    FICO Score at Origination(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF FICO SCORES          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
626 - 650                         6     1,009,389.73               3.04   6.256   634   70.69
651 - 675                        13     2,878,044.79               8.66   6.280   664   58.22
676 - 700                        33     6,486,650.28              19.52   6.237   689   64.41
701 - 725                        31     4,983,833.79              15.00   6.200   713   62.00
726 - 750                        39     5,208,851.90              15.67   6.203   741   65.28
751 - 775                        32     5,324,936.70              16.02   6.155   764   60.76
776 - 800                        26     4,550,075.65              13.69   6.210   785   56.49
801 - 825                        12     2,794,206.57               8.41   6.253   809   53.99
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------

(1)    Please see Exhibit 1


--------------------------------------------------------------------------------------------------
                                       Geographic Distribution
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
STATE                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
California                      129    23,423,052.65              70.47   6.185   736   57.10
New York                          4     1,351,141.91               4.07   6.602   697   72.50
Arizona                           8     1,341,971.28               4.04   6.301   745   76.58
Hawaii                            5     1,302,149.11               3.92   6.107   725   67.19
Nevada                            6       968,226.53               2.91   6.224   747   62.81
Florida                           8       837,534.51               2.52   6.222   718   69.90
Texas                             6       753,895.96               2.27   6.361   744   78.70
Connecticut                       4       601,589.73               1.81   6.125   626   70.00
South Carolina                    4       544,155.00               1.64   6.500   751   79.82
North Carolina                    3       362,064.54               1.09   6.347   738   73.13
Other                            15     1,750,208.19               5.27   6.170   733   69.01
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                          Occupancy Status
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
OCCUPANCY STATUS              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Investment                      192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                         Documentation Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
INCOME DOCUMENTATION          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Limited                         108    20,018,222.29              60.23   6.210   735   62.32
No Ratio                         48     7,388,792.65              22.23   6.178   719   61.70
No Documentation                 27     3,620,106.52              10.89   6.181   752   46.49
Stated Documentation              7     1,674,367.95               5.04   6.484   721   71.20
Full/Alt                          2       534,500.00               1.61   6.294   704   86.48
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                            Loan Purpose
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PURPOSE                       LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Refinance - Cashout              95    17,423,903.89              52.42   6.181   722   59.40
Purchase                         68    11,844,754.08              35.64   6.283   743   65.92
Refinance - Rate Term            29     3,967,331.44              11.94   6.160   746   55.80
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                            Property Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PROPERTY TYPE                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Single Family Residence         100    15,274,788.10              45.96   6.200   729   60.35
2-4 Family                       45    10,967,864.30              33.00   6.221   729   61.05
Planned Unit Development         24     3,514,067.88              10.57   6.251   744   70.98
Condominium                      23     3,479,269.13              10.47   6.225   744   56.45
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                       Prepayment Charge Term
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
PREPAYMENT CHARGE TERM      MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION (MOS.)         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
 0                               65    12,406,955.34              37.33   6.260   730   61.20
 6                               22     4,354,311.29              13.10   6.181   722   56.31
12                                1        69,872.65               0.21   5.875   737   65.00
24                                7     1,134,195.84               3.41   6.213   715   70.50
36                               77    11,606,173.50              34.92   6.194   739   60.98
60                               20     3,664,480.79              11.03   6.176   734   65.59
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------

--------------------------------------------------------------------------------------------------
                                         Conforming Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CONFORMING BALANCE            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Conforming Balance              192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------
Total:                          192    33,235,989.41             100.00   6.215   732   61.29
--------------------------------------------------------------------------------------------------

     Note: All characteristics are preliminary and are subject to the final collateral pool



------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

------------------------------------------------------------------------------

--------------------------- ---------------------------- ---------------------
MORGAN STANLEY                   [GRAPHIC OMITTED]            January 18, 2006
Securitized Products Group        Morgan Stanley

--------------------------- ---------------------------- ---------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        COLLATERAL STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
                                                            Loan Group 4
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Loan Group 4 as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                                Summary Statistics                 Range (if applicable)
                                                                ------------------                 ---------------------

Number of Mortgage Loans:                                              961

Aggregate Current Principal Balance:                             $247,243,279.64                  $49,949.02-749,828.13
Average Current Principal Balance:                                 $257,277.09

1st Lien:                                                            100.00%

Wtd. Avg. Mortgage Rate:                                              6.092%                          5.750% - 6.875%

Wtd. Avg. Original Term to Stated Maturity (months):                   360                               240 - 360
Wtd. Avg. Remaining Term to Stated Maturity (months):                  357                               232 - 360

Fully Amortizing Mortgage Loans:                                      47.95%
Interest Only Loans:                                                  52.05%

% Adjustable Rate Mortgage Loans                                      0.00%
% Fixed Rate Mortgage Loans                                          100.00%


Wtd. Avg. Original Loan to Value Ratio:                               66.45%                          12.00% - 95.00%
Wtd. Avg. Borrower FICO:                                                717                               618-825
% of Owner Occupied:                                                  96.59%

Geographic Distribution (Top 5):                                 CA           57.90%
                                                                 FL            6.27%
                                                                 AZ            4.73%
                                                                 WA            4.49%
                                                                 NY            4.21%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Product Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
COLLATERAL TYPE                  LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Fixed 20                               4      671,619.75          0.27   5.883   725     72.47            86.70          13.30
Fixed 30                             488  117,883,637.72         47.68   6.054   710     63.90            69.83          30.17
Fixed 30 - IO 10 Yrs                 469  128,688,022.17         52.05   6.129   723     68.76            62.12          37.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
RANGE OF PRINCIPAL                 OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
BALANCE AS OF THE               MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
CUT-OFF DATE ($)                 LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     29    2,453,974.42          0.99   6.080   726     49.24            67.01          32.99
100,000.01 - 200,000.00              282   44,383,161.33         17.95   6.116   713     63.67            63.53          36.47
200,000.01 - 300,000.00              308   76,648,802.51         31.00   6.075   711     65.37            67.52          32.48
300,000.01 - 400,000.00              304  106,488,004.53         43.07   6.083   720     68.56            66.74          33.26
400,000.01 - 500,000.00               32   13,901,461.27          5.62   6.157   723     68.41            60.43          39.57
500,000.01 - 600,000.00                5    2,618,047.45          1.06   6.250   744     67.66            50.03          49.97
700,000.01 - 800,000.00                1      749,828.13          0.30   6.125   764     57.69            62.50          37.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Term to Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                  GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
RANGE OF MONTHS REMAINING        LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
121 - 240                              4      671,619.75          0.27   5.883   725     72.47            86.70          13.30
241 - 360                            957  246,571,659.89         99.73   6.093   717     66.43            65.81          34.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Original Term to Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
RANGE OF MONTHS                 MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
AT ORIGINATION                   LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
121 - 240                              4      671,619.75          0.27   5.883   725     72.47            86.70          13.30
241 - 360                            957  246,571,659.89         99.73   6.093   717     66.43            65.81          34.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
RANGE OF CURRENT                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
MORTGAGE RATES (%)               LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                        486  125,720,045.88         50.85   5.903   720     63.81            84.70          15.30
6.001 - 6.500                        472  120,814,707.79         48.86   6.285   713     69.17            46.64          53.36
6.501 - 7.000                          3      708,525.97          0.29   6.875   655     70.65             0.00         100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Loan-to-Value Ratios(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
RANGE OF ORIGINAL               MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
LOAN-TO-VALUE RATIOS (%)         LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
<= 30.00                              36    5,242,629.07          2.12   6.050   746     24.07            69.97          30.03
30.01 - 35.00                         19    3,829,092.04          1.55   5.946   728     32.87            80.37          19.63
35.01 - 40.00                         35    8,474,390.05          3.43   6.034   727     37.76            71.63          28.37
40.01 - 45.00                         38    8,836,177.31          3.57   6.052   714     43.00            69.78          30.22
45.01 - 50.00                         42    9,534,639.50          3.86   5.986   706     47.51            76.45          23.55
50.01 - 55.00                         58   15,993,345.15          6.47   6.043   712     52.94            70.66          29.34
55.01 - 60.00                         81   22,487,528.38          9.10   6.067   724     57.83            68.28          31.72
60.01 - 65.00                        123   35,300,320.93         14.28   6.048   711     63.38            70.32          29.68
65.01 - 70.00                         77   19,392,596.33          7.84   6.050   717     68.45            70.03          29.97
70.01 - 75.00                         89   23,217,026.67          9.39   6.116   714     73.85            63.39          36.61
75.01 - 80.00                        344   90,501,354.24         36.60   6.155   717     79.66            59.54          40.46
80.01 - 85.00                          9    2,313,650.22          0.94   6.117   717     84.32            69.94          30.06
85.01 - 90.00                          5    1,144,737.84          0.46   6.064   735     89.23            68.59          31.41
90.01 - 95.00                          5      975,791.91          0.39   6.236   691     93.68            51.41          48.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------

                (1) Please see Exhibit 1

------------------------------------------------------------------------------------------------------------------------------------
                                                    FICO Score at Origination(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
RANGE OF FICO SCORES             LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
601 - 625                             10    2,528,024.42          1.02   6.112   622     58.31            64.73          35.27
626 - 650                             38    9,804,618.41          3.97   6.191   639     66.72            56.07          43.93
651 - 675                            143   35,653,429.71         14.42   6.118   665     65.68            63.21          36.79
676 - 700                            206   51,527,624.46         20.84   6.104   688     67.95            64.65          35.35
701 - 725                            186   47,713,555.99         19.30   6.083   713     66.91            66.98          33.02
726 - 750                            133   34,865,377.43         14.10   6.059   737     68.53            69.12          30.88
751 - 775                            130   34,515,302.14         13.96   6.086   763     67.05            66.43          33.57
776 - 800                             92   24,743,248.73         10.01   6.061   786     62.11            68.94          31.06
801 - 825                             23    5,892,098.35          2.38   6.102   808     59.84            64.80          35.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------

                (1) Please see Exhibit 1

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       Geographic Distribution
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
STATE                            LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
California                           502  143,151,354.82         57.90   6.055   719     62.21            69.51          30.49
Florida                               71   15,492,327.81          6.27   6.111   718     69.45            63.90          36.10
Arizona                               50   11,702,457.80          4.73   6.165   719     69.44            58.51          41.49
Washington                            46   11,112,393.48          4.49   6.147   721     76.56            60.30          39.70
New York                              39   10,407,386.93          4.21   6.247   704     69.41            50.71          49.29
Texas                                 43    8,831,056.19          3.57   6.187   724     77.97            56.29          43.71
Nevada                                28    7,022,361.48          2.84   6.135   719     73.51            61.47          38.53
Colorado                              20    4,519,233.70          1.83   6.078   717     76.96            67.23          32.77
Oregon                                19    4,077,551.79          1.65   6.120   717     66.90            63.05          36.95
New Jersey                            13    4,024,671.99          1.63   6.250   714     73.17            51.29          48.71
Other                                130   26,902,483.65         10.88   6.099   703     72.22            65.64          34.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
OCCUPANCY STATUS                 LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Primary                              928  238,811,080.95         96.59   6.093   717     66.60            65.77          34.23
Second Home                           33    8,432,198.69          3.41   6.063   725     62.15            68.65          31.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
INCOME                          MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
DOCUMENTATION                    LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Limited                              537  143,741,303.78         58.14   6.096   720     71.01            65.53          34.47
No Documentation                     277   66,279,600.22         26.81   6.054   722     54.16            69.64          30.36
No Ratio                              53   14,223,277.23          5.75   6.113   697     65.60            63.71          36.29
Full/Alt                              56   12,984,446.18          5.25   6.106   687     78.24            64.35          35.65
Stated Documentation                  38   10,014,652.23          4.05   6.252   704     68.29            50.70          49.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
PURPOSE                          LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  509  132,503,822.40         53.59   6.087   711     61.78            66.39          33.61
Purchase                             290   72,956,707.40         29.51   6.120   731     74.32            63.17          36.83
Refinance - Rate Term                162   41,782,749.84         16.90   6.061   710     67.52            68.91          31.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
PROPERTY TYPE                    LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              641  161,729,236.43         65.41   6.086   713     65.56            66.47          33.53
Planned Unit Development             178   45,340,938.33         18.34   6.104   721     70.38            64.64          35.36
2-4 Family                            59   20,925,670.97          8.46   6.144   729     64.63            61.33          38.67
Condominium                           69   17,035,293.35          6.89   6.028   726     65.93            72.25          27.75
Co-op                                 14    2,212,140.56          0.89   6.361   709     72.17            40.69          59.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                              % OF                                GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
PREPAYMENT CHARGE                  OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
TERM AT ORIGINATION             MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
(MOS.)                           LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0                                    268   70,878,513.79         28.67   6.121   722     67.81            63.00          37.00
4                                      1      327,000.00          0.13   6.500   713     70.63            25.00          75.00
6                                     57   15,275,058.66          6.18   6.086   723     59.91            66.37          33.63
10                                     1      230,000.00          0.09   5.875   748     51.11            87.50          12.50
12                                    18    5,359,132.45          2.17   6.098   713     70.42            65.24          34.76
24                                    23    4,968,696.44          2.01   6.155   705     74.92            59.50          40.50
36                                   439  110,466,600.02         44.68   6.072   715     66.33            67.82          32.18
60                                   154   39,738,278.28         16.07   6.089   713     65.33            66.44          33.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Conforming Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF COLLATERAL  % OF COLLATERAL
                                                                                                  ALLOCATION      ALLOCATION
                                                             % OF                                 GROUP 5 by      GROUP 6 by
                                 NUMBER     PRINCIPAL      PRINCIPAL                              APPLICABLE      APPLICABLE
                                   OF        BALANCE        BALANCE     GROSS                      FRACTION        FRACTION
                                MORTGAGE    AS OF THE      AS OF THE    COUPON                     PRINCIPAL       PRINCIPAL
CONFORMING BALANCE               LOANS     CUT-OFF DATE   CUT-OFF DATE   (%)    FICO  OLTV (%)      BALANCE         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Conforming Balance                   961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                               961  247,243,279.64        100.00   6.092   717     66.45            65.86          34.14
------------------------------------------------------------------------------------------------------------------------------------


       Note: All characteristics are preliminary and are subject to the final collateral pool

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        COLLATERAL STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
                                                    Collateral Allocation Group 5
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------

Statistics given below are for the Mortgage Loans in Collateral Allocation Group 5 as of the Collateral Selection Date. Balances and
percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                                              Summary Statistics           Range (if applicable)
                                                                              ------------------           ---------------------

Number of Mortgage Loans:                                                            958

Aggregate Current Principal Balance:                                           $162,842,826.92              $16,013.00-468,642.58
Average Current Principal Balance:                                               $169,982.07

1st Lien:                                                                          100.00%

Wtd. Avg. Mortgage Rate:                                                            6.018%                     5.750% - 6.500%

Wtd. Avg. Original Term to Stated Maturity (months):                                 360                          240 - 360
Wtd. Avg. Remaining Term to Stated Maturity (months):                                357                          232 - 360

Fully Amortizing Mortgage Loans:                                                   50.91%
Interest Only Loans:                                                               49.09%

% Adjustable Rate Mortgage Loans                                                    0.00%
% Fixed Rate Mortgage Loans                                                        100.00%


Wtd. Avg. Original Loan to Value Ratio:                                            65.40%                      12.00% - 95.00%
Wtd. Avg. Borrower FICO:                                                             718                           618-825
% of Owner Occupied:                                                               96.45%

Geographic Distribution (Top 5):                                             CA            61.10%
                                                                             FL             6.08%
                                                                             AZ             4.20%
                                                                             WA             4.12%
                                                                             NY             3.24%
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                           Product Type
--------------------------------------------------------------------------------------------------
                                          PRINCIPAL
                            NUMBER OF      BALANCE      % OF PRINCIPAL    GROSS
                            MORTGAGE      AS OF THE     BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS      CUT-OFF DATE  THE CUT-OFF DATE     (%)   FICO    (%)
--------------------------------------------------------------------------------------------------
Fixed 20                            4      582,319.72              0.36   5.874   724  71.11
Fixed 30                          485   82,317,341.16             50.55   5.982   713  62.87
Fixed 30 - IO 10 Yrs              469   79,943,166.04             49.09   6.055   724  67.95
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                         Current Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
RANGE OF PRINCIPAL          NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
BALANCES AS OF THE          MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CUT-OFF DATE ($)              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0.01 - 100,000.00                  29    1,644,528.75              1.01   6.006   727  46.98
100,000.01 - 200,000.00           280   28,196,308.25             17.32   6.023   716  62.01
200,000.01 - 300,000.00           308   51,754,349.62             31.78   5.999   712  64.13
300,000.01 - 400,000.00           303   71,068,942.22             43.64   6.018   722  67.83
400,000.01 - 500,000.00            32    8,400,350.21              5.16   6.069   725  67.61
500,000.01 - 600,000.00             5    1,309,705.29              0.80   6.237   745  67.67
700,000.01 - 800,000.00             1      468,642.58              0.29   6.125   764  57.69
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                    Remaining Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF MONTHS REMAINING     LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
121 - 240                           4      582,319.72              0.36   5.874   724  71.11
241 - 360                         954  162,260,507.20             99.64   6.018   718  65.37
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                    Original Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF MONTHS             MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION                LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
121 - 240                           4      582,319.72              0.36   5.874   724  71.11
241 - 360                         954  162,260,507.20             99.64   6.018   718  65.37
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                          Mortgage Rate
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF CURRENT            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
MORTGAGE RATES (%)            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
5.501 - 6.000                     486  106,489,455.71             65.39   5.894   720  63.63
6.001 - 6.500                     472   56,353,371.21             34.61   6.250   714  68.74
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                Original Loan-to-Value Ratios(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF ORIGINAL           MORTGAGE     AS OF THE      BALANCE AS OF    COUPON         OLTV
LOAN-TO-VALUE RATIOS (%)      LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO   (%)
--------------------------------------------------------------------------------------------------
<= 30.00                           36    3,668,029.10              2.25   5.977   749   24.01
30.01 - 35.00                      19    3,077,401.70              1.89   5.896   727   32.83
35.01 - 40.00                      35    6,070,599.15              3.73   5.990   729   37.73
40.01 - 45.00                      38    6,165,565.17              3.79   5.983   717   43.04
45.01 - 50.00                      42    7,288,924.29              4.48   5.952   708   47.56
50.01 - 55.00                      58   11,300,704.60              6.94   5.979   709   52.91
55.01 - 60.00                      81   15,355,179.57              9.43   6.000   724   57.77
60.01 - 65.00                     122   24,824,204.29             15.24   5.977   712   63.32
65.01 - 70.00                      77   13,581,302.90              8.34   5.994   720   68.41
70.01 - 75.00                      89   14,718,358.71              9.04   6.041   715   73.83
75.01 - 80.00                     342   53,887,585.92             33.09   6.073   720   79.67
80.01 - 85.00                       9    1,618,175.13              0.99   6.060   723   84.28
85.01 - 90.00                       5      785,149.92              0.48   5.945   741   89.15
90.01 - 95.00                       5      501,646.47              0.31   6.165   701   93.37
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718   65.40
--------------------------------------------------------------------------------------------------
          (1)  Please see Exhibit 1

--------------------------------------------------------------------------------------------------
                                   FICO Score at Origination(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF FICO SCORES          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
601 - 625                           9    1,636,288.90              1.00   5.976   622  54.43
626 - 650                          37    5,497,585.91              3.38   6.112   640  65.58
651 - 675                         143   22,536,237.95             13.84   6.038   666  64.12
676 - 700                         205   33,313,478.14             20.46   6.029   688  67.21
701 - 725                         186   31,958,474.61             19.63   6.013   713  65.87
726 - 750                         133   24,098,749.17             14.80   5.990   738  67.17
751 - 775                         130   22,926,821.16             14.08   6.019   762  66.07
776 - 800                          92   17,057,302.43             10.47   5.986   786  61.56
801 - 825                          23    3,817,888.65              2.34   6.032   808  59.37
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

          (1)  Please see Exhibit 1


--------------------------------------------------------------------------------------------------
                                     Geographic Distribution
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
STATE                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
California                        502   99,497,388.07             61.10   5.994   720  61.38
Florida                            71    9,900,053.43              6.08   6.027   720  68.19
Arizona                            50    6,847,530.67              4.20   6.079   722  67.70
Washington                         46    6,701,328.63              4.12   6.085   723  76.41
New York                           37    5,277,123.20              3.24   6.142   712  69.30
Texas                              43    4,970,842.05              3.05   6.102   720  77.36
Nevada                             28    4,316,542.47              2.65   6.028   719  73.05
Colorado                           20    3,038,066.12              1.87   6.035   723  76.83
Virginia                           13    2,672,596.72              1.64   6.021   684  67.67
Oregon                             19    2,570,719.11              1.58   6.042   720  66.76
Other                             129   17,050,636.45             10.47   6.028   711  72.70
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                        Occupancy Status
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
OCCUPANCY STATUS              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Primary                           925  157,054,119.51             96.45   6.018   718  65.51
Second Home                        33    5,788,707.41              3.55   6.005   731  62.34
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                       Documentation Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
INCOME DOCUMENTATION          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Limited                           537   94,188,792.70             57.84   6.024   720  70.06
No Documentation                  277   46,159,291.32             28.35   5.990   723  53.55
No Ratio                           53    9,061,651.00              5.56   6.018   700  64.96
Full/Alt                           56    8,356,139.67              5.13   6.033   692  77.53
Stated Documentation               35    5,076,952.23              3.12   6.124   716  67.37
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          Loan Purpose
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PURPOSE                       LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Refinance - Cashout               509   87,965,400.09             54.02   6.016   712  60.91
Purchase                          287   46,084,394.90             28.30   6.031   733  73.60
Refinance - Rate Term             162   28,793,031.93             17.68   6.000   713  65.98
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          Property Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PROPERTY TYPE                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Single Family Residence           640  107,494,333.11             66.01   6.012   715  64.44
Planned Unit Development          178   29,306,824.84             18.00   6.029   721  69.34
2-4 Family                         59   12,833,901.82              7.88   6.066   731  63.39
Condominium                        69   12,307,556.08              7.56   5.978   725  66.13
Co-op                              12      900,211.07              0.55   6.179   725  69.50
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                     Prepayment Charge Term
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
PREPAYMENT CHARGE TERM      MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION (MOS.)         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0                                 265   44,652,876.03             27.42   6.035   724  67.27
4                                   1       81,750.00              0.05   6.500   713  70.63
6                                  57   10,138,572.76              6.23   6.005   720  58.31
10                                  1      201,250.00              0.12   5.875   748  51.11
12                                 18    3,496,159.11              2.15   6.035   717  68.40
24                                 23    2,956,154.02              1.82   6.050   710  73.11
36                                439   74,913,146.23             46.00   6.004   716  65.41
60                                154   26,402,918.77             16.21   6.025   716  63.75
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                       Conforming Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CONFORMING BALANCE            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Conforming Balance                958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------
Total:                            958  162,842,826.92            100.00   6.018   718  65.40
--------------------------------------------------------------------------------------------------

      Note: All characteristics are preliminary and are subject to the final collateral pool

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        COLLATERAL STATISTICS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
                                                    Collateral Allocation Group 6
------------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Summary
------------------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Collateral Allocation Group 6 as of the Collateral Selection Date. Balances and
percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                                              Summary Statistics          Range (if applicable)
                                                                              ------------------          ---------------------

Number of Mortgage Loans:                                                             888

Aggregate Current Principal Balance:                                            $84,400,452.72              $6,243.63-399,325.97
Average Current Principal Balance:                                                $95,045.55

1st Lien:                                                                           100.00%

Wtd. Avg. Mortgage Rate:                                                             6.237%                    5.875%-6.875%

Wtd. Avg. Original Term to Stated Maturity (months):                                  360                         240-360
Wtd. Avg. Remaining Term to Stated Maturity (months):                                 357                         232-360

Fully Amortizing Mortgage Loans:                                                    42.25%
Interest Only Loans:                                                                57.75%

% Adjustable Rate Mortgage Loans                                                     0.00%
% Fixed Rate Mortgage Loans                                                         100.00%


Wtd. Avg. Original Loan to Value Ratio:                                             68.49%                    12.00% - 95.00%
Wtd. Avg. Borrower FICO:                                                              714                         618-825
% of Owner Occupied:                                                                96.87%

Geographic Distribution (Top 5):                                                CA          51.72%
                                                                                FL           6.63%
                                                                                NY           6.08%
                                                                                AZ           5.75%
                                                                                WA           5.23%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                           Product Type
--------------------------------------------------------------------------------------------------
                                          PRINCIPAL
                            NUMBER OF      BALANCE      % OF PRINCIPAL    GROSS
                            MORTGAGE      AS OF THE     BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS      CUT-OFF DATE  THE CUT-OFF DATE     (%)   FICO    (%)
--------------------------------------------------------------------------------------------------
Fixed 20                            3       89,300.03              0.11   5.939   730  81.39
Fixed 30                          430   35,566,296.56             42.14   6.220   704  66.27
Fixed 30 - IO 10 Yrs              455   48,744,856.13             57.75   6.249   721  70.08
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                         Current Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
RANGE OF PRINCIPAL          NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
BALANCES AS OF THE          MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CUT-OFF DATE ($)              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0.01 - 100,000.00                  26      809,445.67              0.96   6.231   724  53.83
100,000.01 - 200,000.00           262   16,186,853.08             19.18   6.277   708  66.55
200,000.01 - 300,000.00           279   24,894,452.89             29.50   6.232   710  67.95
300,000.01 - 400,000.00           284   35,419,062.31             41.97   6.213   717  70.02
400,000.01 - 500,000.00            31    5,501,111.06              6.52   6.291   721  69.65
500,000.01 - 600,000.00             5    1,308,342.16              1.55   6.262   743  67.65
700,000.01 - 800,000.00             1      281,185.55              0.33   6.125   764  57.69
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                    Remaining Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF MONTHS REMAINING     LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
121 - 240                           3       89,300.03              0.11   5.939   730  81.39
241 - 360                         885   84,311,152.69             99.89   6.237   714  68.47
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                    Original Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF MONTHS             MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION                LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
121 - 240                           3       89,300.03              0.11   5.939   730  81.39
241 - 360                         885   84,311,152.69             99.89   6.237   714  68.47
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          Mortgage Rate
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF CURRENT            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
MORTGAGE RATES (%)            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
5.501 - 6.000                     413   19,230,590.17             22.78   5.950   720  64.83
6.001 - 6.500                     472   64,461,336.58             76.38   6.315   713  69.55
6.501 - 7.000                       3      708,525.97              0.84   6.875   655  70.65
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                Original Loan-to-Value Ratios(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF ORIGINAL           MORTGAGE     AS OF THE      BALANCE AS OF    COUPON         OLTV
LOAN-TO-VALUE RATIOS (%)      LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO   (%)
--------------------------------------------------------------------------------------------------
<= 30.00                           32    1,574,599.97              1.87   6.221   739  24.21
30.01 - 35.00                      13      751,690.34              0.89   6.153   734  33.02
35.01 - 40.00                      34    2,403,790.90              2.85   6.144   723  37.83
40.01 - 45.00                      35    2,670,612.14              3.16   6.211   707  42.90
45.01 - 50.00                      38    2,245,715.21              2.66   6.095   698  47.36
50.01 - 55.00                      53    4,692,640.55              5.56   6.199   719  53.01
55.01 - 60.00                      76    7,132,348.81              8.45   6.211   723  57.97
60.01 - 65.00                     105   10,476,116.64             12.41   6.218   710  63.53
65.01 - 70.00                      67    5,811,293.43              6.89   6.181   710  68.55
70.01 - 75.00                      84    8,498,667.96             10.07   6.247   713  73.88
75.01 - 80.00                     334   36,613,768.32             43.38   6.275   713  79.65
80.01 - 85.00                       8      695,475.09              0.82   6.252   704  84.42
85.01 - 90.00                       4      359,587.92              0.43   6.323   724  89.38
90.01 - 95.00                       5      474,145.44              0.56   6.311   681  94.01
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------
     (1)  Please see Exhibit 1

--------------------------------------------------------------------------------------------------
                                   FICO Score at Origination(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF FICO SCORES          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
601 - 625                           9      891,735.52              1.06   6.360   623  65.44
626 - 650                          35    4,307,032.50              5.10   6.292   639  68.17
651 - 675                         134   13,117,191.76             15.54   6.255   665  68.35
676 - 700                         198   18,214,146.32             21.58   6.242   687  69.29
701 - 725                         171   15,755,081.38             18.67   6.227   712  69.01
726 - 750                         121   10,766,628.26             12.76   6.213   737  71.57
751 - 775                         119   11,588,480.98             13.73   6.219   763  68.98
776 - 800                          79    7,685,946.30              9.11   6.226   786  63.32
801 - 825                          22    2,074,209.70              2.46   6.231   809  60.72
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------
     (1)  Please see Exhibit 1


--------------------------------------------------------------------------------------------------
                                     Geographic Distribution
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
STATE                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
California                        453   43,653,966.75             51.72   6.195   718  64.09
Florida                            65    5,592,274.38              6.63   6.260   714  71.68
New York                           38    5,130,263.73              6.08   6.355   695  69.52
Arizona                            48    4,854,927.13              5.75   6.286   715  71.89
Washington                         45    4,411,064.85              5.23   6.241   719  76.80
Texas                              43    3,860,214.14              4.57   6.296   729  78.76
Nevada                             26    2,705,819.01              3.21   6.306   720  74.26
New Jersey                         11    1,960,464.97              2.32   6.412   708  73.50
Oregon                             17    1,506,832.68              1.79   6.252   712  67.13
Colorado                           20    1,481,167.58              1.75   6.165   706  77.21
Other                             122    9,243,457.50             10.95   6.253   698  72.79
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                        Occupancy Status
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
OCCUPANCY STATUS              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Primary                           858   81,756,961.44             96.87   6.238   714  68.71
Second Home                        30    2,643,491.28              3.13   6.191   711  61.72
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                       Documentation Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
INCOME DOCUMENTATION          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Limited                           494   49,552,511.08             58.71   6.233   719  72.82
No Documentation                  256   20,120,308.90             23.84   6.199   721  55.55
No Ratio                           46    5,161,626.23              6.12   6.280   691  66.73
Stated Documentation               38    4,937,700.00              5.85   6.384   692  69.23
Full/Alt                           54    4,628,306.51              5.48   6.238   678  79.52
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          Loan Purpose
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PURPOSE                       LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Refinance - Cashout               467   44,538,422.31             52.77   6.228   709  63.52
Purchase                          271   26,872,312.50             31.84   6.271   726  75.55
Refinance - Rate Term             150   12,989,717.91             15.39   6.196   704  70.93
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          Property Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PROPERTY TYPE                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Single Family Residence           589   54,234,903.32             64.26   6.232   710  67.78
Planned Unit Development          167   16,034,113.49             19.00   6.241   720  72.29
2-4 Family                         56    8,091,769.15              9.59   6.267   725  66.61
Condominium                        62    4,727,737.27              5.60   6.157   729  65.40
Co-op                              14    1,311,929.49              1.55   6.485   698  74.01
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                     Prepayment Charge Term
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
PREPAYMENT CHARGE TERM      MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION (MOS.)         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0                                 249   26,225,637.76             31.07   6.268   717  68.75
4                                   1      245,250.00              0.29   6.500   713  70.63
6                                  54    5,136,485.90              6.09   6.247   730  63.07
10                                  1       28,750.00              0.03   5.875   748  51.11
12                                 16    1,862,973.34              2.21   6.216   707  74.20
24                                 20    2,012,542.42              2.38   6.309   698  77.57
36                                404   35,553,453.79             42.12   6.215   713  68.28
60                                143   13,335,359.51             15.80   6.216   707  68.46
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                       Conforming Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CONFORMING BALANCE            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Conforming Balance                888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------
Total:                            888   84,400,452.72            100.00   6.237   714  68.49
--------------------------------------------------------------------------------------------------

     Note: All characteristics are preliminary and are subject to the final collateral pool

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        COLLATERAL STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
                                                    Collateral Allocation Group 7
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Collateral Summary
-----------------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in Collateral Allocation Group 7 as of the Collateral Selection Date. Balances and
percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                                              Summary Statistics           Range (if applicable)
                                                                              ------------------           ---------------------

Number of Mortgage Loans:                                                            252

Aggregate Current Principal Balance:                                           $38,820,608.96              $49,601.75-452,000.00
Average Current Principal Balance:                                               $154,050.04

1st Lien:                                                                          100.00%

Wtd. Avg. Mortgage Rate:                                                            6.237%                     4.875%-8.375%

Wtd. Avg. Original Term to Stated Maturity (months):                                 358                          180-360
Wtd. Avg. Remaining Term to Stated Maturity (months):                                356                          178-360

Fully Amortizing Mortgage Loans:                                                   61.94%
Interest Only Loans:                                                               38.06%

% Adjustable Rate Mortgage Loans                                                    0.00%
% Fixed Rate Mortgage Loans                                                        100.00%


Wtd. Avg. Original Loan to Value Ratio:                                            79.30%                     42.86% - 95.00%
Wtd. Avg. Borrower FICO:                                                             728                          629-818
% of Owner Occupied:                                                               100.00%

Geographic Distribution (Top 5):                                              WA            10.96%
                                                                              CA             9.04%
                                                                              TX             8.29%
                                                                              CO             7.70%
                                                                              MI             7.11%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

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MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                           Product Type
--------------------------------------------------------------------------------------------------
                                          PRINCIPAL
                            NUMBER OF      BALANCE      % OF PRINCIPAL    GROSS
                            MORTGAGE      AS OF THE     BALANCE AS OF     COUPON         OLTV
COLLATERAL TYPE               LOANS      CUT-OFF DATE  THE CUT-OFF DATE     (%)   FICO    (%)
--------------------------------------------------------------------------------------------------
Fixed 15                            4      381,241.91              0.98   6.342   691  79.79
Fixed 30                          165   23,664,721.76             60.96   6.193   729  78.82
Fixed 30 - IO 10 Yrs               83   14,774,645.29             38.06   6.304   729  80.05
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                         Current Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
RANGE OF PRINCIPAL          NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
BALANCES AS OF THE          MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CUT-OFF DATE ($)              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0.01 - 100,000.00                  51    4,154,523.18             10.70   6.339   723  78.39
100,000.01 - 200,000.00           155   22,512,320.74             57.99   6.273   731  79.41
200,000.01 - 300,000.00            36    8,626,484.75             22.22   6.245   717  79.72
300,000.01 - 400,000.00             9    3,075,280.29              7.92   5.887   742  78.46
400,000.01 - 500,000.00             1      452,000.00              1.16   5.750   763  80.00
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                    Remaining Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF MONTHS REMAINING     LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
121 - 240                           4      381,241.91              0.98   6.342   691  79.79
241 - 360                         248   38,439,367.05             99.02   6.236   729  79.29
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                    Original Term to Maturity
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF MONTHS             MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION                LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
121 - 240                           4      381,241.91              0.98   6.342   691  79.79
241 - 360                         248   38,439,367.05             99.02   6.236   729  79.29
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          Mortgage Rate
--------------------------------------------------------------------------------------------------
                            PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF CURRENT            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
MORTGAGE RATES (%)            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
4.501 - 5.000                       1      163,595.88              0.42   4.875   778  80.00
5.001 - 5.500                       5    1,004,161.87              2.59   5.257   755  72.41
5.501 - 6.000                      85   14,583,366.49             37.57   5.889   731  79.01
6.001 - 6.500                     112   16,012,687.52             41.25   6.295   734  79.34
6.501 - 7.000                      37    5,122,947.31             13.20   6.791   712  79.70
7.001 - 7.500                       7    1,223,520.63              3.15   7.305   690  82.73
7.501 - 8.000                       4      619,729.26              1.60   7.868   672  85.69
8.001 - 8.500                       1       90,600.00              0.23   8.375   666  79.96
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                Original Loan-to-Value Ratios(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
RANGE OF ORIGINAL           MORTGAGE     AS OF THE      BALANCE AS OF    COUPON         OLTV
LOAN-TO-VALUE RATIOS (%)      LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO   (%)
--------------------------------------------------------------------------------------------------
40.01 - 45.00                       1       89,742.47              0.23   6.250   658  42.86
45.01 - 50.00                       2      282,631.58              0.73   6.250   664  46.68
50.01 - 55.00                       2      382,511.86              0.99   6.200   650  53.54
55.01 - 60.00                       2      222,056.68              0.57   5.500   706  58.96
60.01 - 65.00                       2      337,000.00              0.87   6.024   749  63.67
65.01 - 70.00                       3      432,011.17              1.11   6.159   676  69.76
70.01 - 75.00                       6    1,099,427.77              2.83   5.869   742  73.82
75.01 - 80.00                     222   34,117,175.66             87.88   6.237   731  79.87
80.01 - 85.00                       1      255,000.00              0.66   5.875   804  85.00
85.01 - 90.00                       6      707,832.31              1.82   6.595   699  89.42
90.01 - 95.00                       5      895,219.46              2.31   6.840   712  95.00
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------
       (1)   Please see Exhibit 1

--------------------------------------------------------------------------------------------------
                                   FICO Score at Origination(1)
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
RANGE OF FICO SCORES          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
626 - 650                          12    1,859,966.96              4.79   6.836   639  75.88
651 - 675                          24    3,912,471.15             10.08   6.470   663  77.76
676 - 700                          35    4,917,294.96             12.67   6.140   688  77.53
701 - 725                          46    7,219,331.83             18.60   6.303   712  80.98
726 - 750                          50    7,486,994.31             19.29   6.172   737  80.20
751 - 775                          40    6,334,371.32             16.32   6.178   763  80.11
776 - 800                          31    4,795,293.85             12.35   6.122   786  79.45
801 - 825                          14    2,294,884.58              5.91   5.973   808  77.69
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------
       (1)   Please see Exhibit 1



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                     Geographic Distribution
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
STATE                         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Washington                         25    4,256,317.08             10.96   6.089   727  80.87
California                         14    3,509,491.00              9.04   5.880   705  75.13
Texas                              28    3,216,514.57              8.29   6.289   742  80.26
Colorado                           19    2,990,768.22              7.70   6.179   756  80.00
Michigan                           21    2,761,770.47              7.11   6.438   730  78.33
Minnesota                           9    1,465,243.30              3.77   6.064   745  77.71
Oregon                              9    1,435,349.81              3.70   6.162   717  80.00
Oklahoma                           11    1,408,211.19              3.63   5.921   752  79.72
Illinois                            9    1,398,216.61              3.60   6.433   729  80.00
Maryland                            6    1,314,900.63              3.39   6.814   721  79.07
Other                             101   15,063,826.08             38.80   6.311   724  79.66
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                        Occupancy Status
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
OCCUPANCY STATUS              LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Primary                           252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                       Documentation Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
INCOME DOCUMENTATION          LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Full/Alt                          143   21,230,615.65             54.69   6.146   732  79.66
Limited                            99   15,965,749.36             41.13   6.258   729  78.73
Stated Documentation               10    1,624,243.95              4.18   7.225   672  80.19
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                          Loan Purpose
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PURPOSE                       LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Purchase                          252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                          Property Type
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
PROPERTY TYPE                 LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Single Family Residence           159   23,916,213.86             61.61   6.233   728  79.68
Planned Unit Development           49    8,195,648.70             21.11   6.198   731  78.88
2-4 Family                         35    5,119,729.61             13.19   6.293   722  77.75
Condominium                         8    1,334,070.84              3.44   5.377   735  80.78
Co-op                               1      254,945.95              0.66   6.000   725  80.00
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                     Prepayment Charge Term
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
PREPAYMENT CHARGE TERM      MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
AT ORIGINATION (MOS.)         LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
0                                 168   25,634,443.71             66.03   6.280   726  79.08
6                                   7      872,190.59              2.25   6.248   730  79.13
12                                  3      508,806.53              1.31   7.717   659  79.99
24                                  1      163,508.00              0.42   6.750   762  80.00
36                                 56    9,199,400.57             23.70   6.088   732  79.60
60                                 17    2,442,259.56              6.29   6.007   750  80.27
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                       Conforming Balance
--------------------------------------------------------------------------------------------------
                                         PRINCIPAL
                            NUMBER OF     BALANCE       % OF PRINCIPAL   GROSS
                            MORTGAGE     AS OF THE      BALANCE AS OF    COUPON        OLTV
CONFORMING BALANCE            LOANS     CUT-OFF DATE   THE CUT-OFF DATE   (%)    FICO  (%)
--------------------------------------------------------------------------------------------------
Conforming Balance                252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------
Total:                            252   38,820,608.96            100.00   6.237   728  79.30
--------------------------------------------------------------------------------------------------


        Note: All characteristics are preliminary and are subject to the final collateral



-------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                    Morgan Stanley              January 18, 2006
Securitized Products Group      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


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                                    Page 47